UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22032

Name of Fund: BlackRock Enhanced International Dividend Trust (Formerly BlackRock International Growth and Income Trust) (BGY)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Enhanced International Dividend Trust (Formerly BlackRock International Growth and Income Trust), 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2017

Date of reporting period: 06/30/2017

Item 1 –	Report to Stockholders

JUNE 30, 2017

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Utility and Infrastructure Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended June 30, 2017, risk assets, such as stocks and high-yield bonds, delivered strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. However, interest rates rose, which worked against high-quality assets with more interest rate sensitivity. Aside from the shortest-term Treasury bills, most U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

The global reflationary theme — rising nominal growth, wages and inflation — was the dominant driver of asset returns during the period, outweighing significant political upheavals and economic uncertainty. Reflationary expectations accelerated after the U.S. election in November 2016 and continued into the beginning of 2017, stoked by expectations that the new administration’s policies would provide an extra boost to U.S. growth.

The Fed has responded to these positive developments by increasing interest rates three times in the last six months, setting expectations for additional interest rate increases and moving toward normalizing monetary policy. For its part, the European Central Bank also began to signal its intent to wind down asset purchases and begin the long move toward policy normalization, contingent upon further improvement in economic growth.

In recent months, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered enthusiasm around the reflation trade. Similarly, renewed concern about oversupply has weighed on energy prices. Nonetheless, financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Although uncertainty has persisted, benign credit conditions, modest inflation and the outlook for economic growth have kept markets relatively tranquil.

In the fifth edition of our Global Investor Pulse Survey, we heard from 28,000 individuals across 18 countries, including more than 4,000 respondents from the United States. While retirement remains the single most important issue for American investors, only a third of respondents feel confident that they will have enough retirement income, and nearly 40% of respondents have yet to begin saving for retirement. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	9.34%	17.90%
U.S. small cap equities (Russell 2000® Index)	4.99	24.60
International equities (MSCI Europe, Australasia, Far East Index)	13.81	20.27
Emerging market equities (MSCI Emerging Markets Index)	18.43	23.75
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.31	0.49
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	2.08	(5.58)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.27	(0.31)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.26	(0.28)
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.92	12.69
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST) and BlackRock Utility and Infrastructure Trust’s (BUI) (each, a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2017
	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR*	$0.129255	—	—	$0.336345	$0.465600	28%	0%	0%	72%	100%
CII*	$0.070837	—	—	$0.425963	$0.496800	14%	0%	0%	86%	100%
BDJ	$0.079221	$0.018831	$0.182147	—	$0.280200	28%	7%	65%	0%	100%
BOE	$0.046257	$0.421743	—	—	$0.468000	10%	90%	0%	0%	100%
BGY*	$0.047393	—	—	$0.180607	$0.228000	21%	0%	0%	79%	100%
BME	$0.022815	—	—	$1.177185	$1.200000	2%	0%	0%	98%	100%
BCX*	$0.076095	—	—	$0.219505	$0.295600	26%	0%	0%	74%	100%
BST*	—	—	—	$0.600000	$0.600000	0%	0%	0%	100%	100%
BUI*	$0.290489	—	$0.284039	$0.151472	$0.726000	40%	0%	39%	21%	100%

*	Certain Trusts estimate that they have distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website http://www.blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees/Directors (the “Board”), each have adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts distribute the following fixed amounts per share on a monthly basis as of June 30, 2017:

Exchange Symbol	Amount Per Common Share
BGR	$0.0776
CII	$0.0828
BDJ	$0.0467
BOE	$0.0780
BGY	$0.0380
BME	$0.2000
BCX	$0.0516
BST	$0.1000
BUI	$0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Trusts to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Trust’s prospectus for a more complete description of its risks.

SEMI-ANNUAL REPORT	JUNE 30, 2017	3

4	SEMI-ANNUAL REPORT	JUNE 30, 2017

The Benefits and Risks of Option Over-Writing

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to enhance the Trusts’ distribution rate and total return performance. However, these objectives cannot be achieved in all market conditions.

The Trusts primarily write single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, the Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trusts receive cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trusts. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trusts realize gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by the Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Each Trust employs a plan to support a level distribution of income, capital gains and/or return of capital. The goal of the plan is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trusts. Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets, the Trust has available for long term investment. In order to make these distributions, a Trust may have to sell portfolio securities at less than opportune times.

The final tax characterization of distributions is determined after the fiscal year and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income or net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital. Distributions that exceed a Trust’s taxable income but do not exceed the Trust’s current and accumulated earnings and profits, may be classified as ordinary income which are taxable to shareholders. Such distributions are reported as distributions in excess of net investment income.

A return of capital distribution does not necessarily reflect a Trust’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital or as distributions in excess of net investment income for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

SEMI-ANNUAL REPORT	JUNE 30, 2017	5

Trust Summary as of June 30, 2017	BlackRock Energy and Resources Trust

Trust Overview

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($13.00)[1]	7.16%
Current Monthly Distribution per Common Share[2]	$0.0776
Current Annualized Distribution per Common Share[2]	$0.9312

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGR[1,2]	(6.87)%	(10.55)%
Lipper Natural Resources Funds[3]	(2.89)%	(7.32)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Despite gains for the broader world equity markets, natural resources stocks generally lost ground in the first half of 2017. The downturn largely stemmed from the weakness in energy stocks, which lagged as an unfavorable balance of supply and demand put significant downward pressure on oil prices. In this environment, the Trust produced a negative absolute return at net asset value in the six-month period.

•

The investment adviser positioned the portfolio based on its expectation for rising oil prices. Given that oil in fact fell in the first half of the year, this aspect of the Trust’s positioning was a headwind to performance. Specifically, the Trust’s significant exposure to the exploration and production (“E&P”) sub-sector weighed on results.

•

The Trust’s position in the pressure pumping and service provider Superior Energy Services, Inc. detracted from absolute performance. The oil services companies Schlumberger Ltd. and Weatherford International Ltd.

announced a joint venture focused on pressure pumping, which could potentially increase competition in this area.

•	Anadarko Petroleum Corp., which fell due to the company’s possible link to two operational incidents that involved fatalities, also detracted from absolute performance.

•

Tesoro Corp. contributed to absolute performance, as refiners outperformed on the strength of solid demand for petroleum products and weakening oil prices (their major input cost). The company also benefited from its recent acquisition of Western Refining Corp., as the market sees the potential for synergies from the deal.

•

A position in Cabot Oil and Gas Corp. made a positive contribution, as well. Natural gas prices held up better than oil, and the market responded positively to increased visibility regarding the expansion of pipelines near the areas in which the company operates. The major North American energy company TransCanada Corp., which rallied following the approval for the Keystone XL pipeline, also added value.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had a positive impact on results at a time of weakness in the overall sector.

Describe recent portfolio activity.

•

The investment adviser increased the Trust’s exposure to U.S. onshore energy services companies and funded the purchases by taking profits in certain E&P holdings. The investment edviser also used the pullback in the broader energy sector to increase the portfolio’s beta somewhat, reflecting its belief that the fundamentals of the oil market could improve in the coming months. The investment adviser focused on companies that can be expected to generate earnings even with oil at $50 per barrel.

6	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Energy and Resources Trust

Performance and Portfolio Management Commentary (concluded)

Describe portfolio positioning at period end.

•	The E&P sector represented the Trust’s largest allocation, followed by the integrated, oil services, distribution and refining & marketing industries, respectively. The investment adviser positioned the Trust with a higher-quality bias, focusing on companies with robust balance sheets, below-average costs and higher-quality management teams.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$13.00	$14.44	(9.97)%	$14.87	$12.60
Net Asset Value	$14.12	$16.33	(13.53)%	$16.57	$13.83

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
Exxon Mobil Corp.	10%
Royal Dutch Shell PLC-ADR, Class A	9
BP PLC	7
Chevron Corp.	6
EOG Resources, Inc.	5
ConocoPhillips	5
TransCanada Corp.	4
Pioneer Natural Resources Co.	4
Anadarko Petroleum Corp.	3
Baker Hughes, Inc.	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/17	12/31/16
Oil, Gas & Consumable Fuels	89%	91%
Energy Equipment & Services	11%	9%

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	7

Trust Summary as of June 30, 2017	BlackRock Enhanced Capital and Income Fund, Inc.

Trust Overview

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide investors with a combination of current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment policy by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($14.89)[1]	6.67%
Current Monthly Distribution per Common Share[2]	$0.0828
Current Annualized Distribution per Common Share[2]	$0.9936

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
CII[1,2]	12.36%	9.01%
S&P 500® Index	N/A	9.34%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

In sector terms, information technology (“IT”) was the prime contributor to relative performance due to strength among semiconductor and software holdings. Consumer discretionary also aided results, in particular household durables and hotels, restaurants & leisure. Selection in materials and underweight exposure to telecommunication services benefited as well. The main detractor from performance was health care due to weakness in biotechnology and pharmaceuticals. Financials and consumer staples were also a drag, namely capital markets and food & staples retailing.

•

On a stock-specific basis, IT holdings Lam Research Corp. and Activision Blizzard Inc. were the top individual contributors. Lam performed very well on the back of strong execution and growing demand for its products, driven by the build-out of 3D NAND capacity, for which the company is a key supplier. The valuation remained reasonable, reflecting ongoing concerns that this may be the peak of the cycle, resulting in strong stock performance while the fundamentals continued to improve. Activision outperformed amid consistently strong earnings results, allaying investor worries earlier in the period about weak Call of Duty sales. Investor excitement continued to grow around the company’s new content like Overwatch and Destiny 2, and the secular shifts in the industry such as the movement to digital monetization and eSports.

•

Cruise operator Carnival Corp. also added value. Carnival outperformed early in the period after a report from competitor Royal Caribbean confirmed strengthening demand in both the Caribbean and Mediterranean markets. Later, the company delivered strong earnings results, which indicated ongoing favorable supply/demand dynamics in all of the developed cruise markets, leading to continued improvement in pricing power.

•	Conversely, underweights to Facebook Inc. and Amazon.com Inc., two of the so-called “FANG” stocks, detracted from relative results as both posted gains of more than 25% during the six months.

•

The position in Goldman Sachs Group Inc. also weighed. The stock underperformed after the company reported an uncharacteristically weak quarter reflecting poor performance in its core FICC (fixed income, currencies and commodities) trading business.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative impact on performance during the reporting period.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Trust’s exposure to the health care sector considerably increased, particularly within equipment & supplies and pharmaceuticals. Exposure to IT, industrials and materials increased as well. The largest reduction was in consumer staples, largely with respect to beverages and tobacco. Energy exposure also declined.

8	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Enhanced Capital and Income Fund, Inc.

Performance and Portfolio Management Commentary (concluded)

Describe portfolio positioning at period end.

•

Relative to the S&P 500® Index, the Trust ended the period with its largest overweights in the IT and consumer discretionary sectors. The Trust’s largest relative underweights were in industrials, consumer staples and real estate.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$14.89	$13.71	8.61%	$15.02	$13.63
Net Asset Value	$15.89	$15.08	5.37%	$15.98	$15.08

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
Apple, Inc.	5%
Alphabet, Inc., Class A	4
JPMorgan Chase & Co.	4
Microsoft Corp.	4
Comcast Corp., Class A	3
Bank of America Corp.	3
Pfizer, Inc.	3
Carnival Corp.	3
Dow Chemical Co.	2
Home Depot, Inc.	2

*	Excludes option positions and money market funds.

Sector Allocation	6/30/17	12/31/16
Information Technology	26%	26%
Health Care	16	14
Financials	16	17
Consumer Discretionary	16	15
Industrials	7	6
Energy	6	8
Consumer Staples	6	9
Materials	5	4
Utilities	2	1

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	9

Trust Summary as of June 30, 2017	BlackRock Enhanced Equity Dividend Trust

Trust Overview

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($8.80)[1]	6.37%
Current Monthly Distribution per Common Share[2]	$0.0467
Current Annualized Distribution per Common Share[2]	$0.5604

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BDJ[1,2]	11.53%	6.32%
Russell 1000® Value Index	N/A	4.66%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

The largest contribution to performance for the six-month period came from an overweight to the health care sector. Most notably, an overweight to the health care providers & services industry provided strong relative returns. Within information technology, an overweight to software and stock selection in technology hardware, storage, & peripherals added to relative performance. Lastly, an underweight to telecommunication services (“telecom”) as well as stock selection within the sector contributed to performance, as did stock selection within financials, consumer discretionary and materials.

•

The largest detractor from relative return came from stock selection in the consumer staples sector. In particular, selection within the food & staples retailing industry detracted, as non-benchmark holding Kroger Co. sold off on concerns over increasing competition in the wake of the acquisition of Whole Foods by Amazon. Additionally, stock selection in utilities weighed on performance, mainly within the multi-utilities industry. Stock selection in the industrials sector detracted from returns as well, as a significant underweight to the machinery industry proved unfavorable.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy had a negative effect on performance.

Describe recent portfolio activity.

•

During the six-month period, the Trust’s exposure to the industrials, information technology (“IT”), health care, utilities and telecom sectors was increased. Conversely, exposure to consumer staples, consumer discretionary, energy, financials and real estate was decreased.

Describe portfolio positioning at period end.

•

The Trust’s largest allocations were in the financials, health care and industrials sectors. Relative to the benchmark, the Trust’s largest overweight positions were in the industrials, financials, IT, health care, materials and energy sectors. The Trust’s largest underweights were in the real estate, consumer staples, consumer discretionary, telecom and utilities segments.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Enhanced Equity Dividend Trust

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$8.80	$8.15	7.98%	$8.84	$8.13
Net Asset Value	$9.49	$9.22	2.93%	$9.54	$9.16

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
JPMorgan Chase & Co.	4%
Citigroup, Inc.	4
Bank of America Corp.	4
Pfizer, Inc.	3
Oracle Corp.	3
Dow Chemical Co.	3
Wells Fargo & Co.	3
Anthem, Inc.	2
General Electric Co.	2
Merck & Co., Inc.	2

*	Excludes option positions and money market funds.

Sector Allocation	6/30/17	12/31/16
Financials	28%	30%
Health Care	16	14
Industrials	12	12
Energy	11	12
Information Technology	11	9
Consumer Staples	6	7
Utilities	5	5
Consumer Discretionary	5	6
Materials	4	3
Telecommunication Services	2	2

For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	11

Trust Summary as of June 30, 2017	BlackRock Enhanced Global Dividend Trust

Trust Overview

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies.

On March 22, 2017, the Trust’s Board approved a change to the Trust’s name from “BlackRock Global Opportunities Equity Trust” to “BlackRock Enhanced Global Dividend Trust.” The Board also approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on June 12, 2017.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($13.25)[1]	7.06%
Current Monthly Distribution per Common Share[2]	$0.0780
Current Annualized Distribution per Common Share[2]	$0.9360

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BOE[1,2]	18.78%	12.24%
MSCI All Country World Index	N/A	11.48%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Positive stock selection within the financials sector led contributors for the period, in particular the Trust’s position in Federal Bank Ltd., an Indian retail bank, which benefited from an earnings report that exceeded analysts’ forecasts. Performance was also helped by the Trust’s positioning and security selection within the information technology (“IT”) sector, the top-performing segment during the period. Within IT, holdings in Skyworks Solutions, Inc., a mobile communications semiconductor company that reported favorable earnings, was a notable contributor.

•	Conversely, stock selection within the industrials and consumer discretionary sectors detracted from performance. Within industrials, the Trust’s position in Acuity Brands, Inc., a manufacturer of energy efficient lighting solutions, led detractors due to a weak earnings report. The company’s management has continued to cite the negative impact of macroeconomic uncertainty on its business, particularly with the recent U.S. election result. Unfavorable stock selection in the consumer discretionary sector was driven by the Trust’s position in Jasper Infotech Private Ltd., a private Indian e-commerce company, which saw its valuation negatively impacted by a more competitive business environment and challenged funding terms.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from performance.

Describe recent portfolio activity.

•

The Trust increased exposure to the consumer staples and health care sectors, funded by reductions to holdings in information technology and consumer discretionary. Regionally, these changes resulted in added exposure to Europe and reduced exposure within the emerging markets, the Pacific Basin and North America.

Describe portfolio positioning at period end.

•

The Trust’s largest sector overweights were in the consumer staples, health care and telecommunication services sectors, funded by underweights to financials and IT. Regionally, the Trust was significantly overweight in Europe funded by underweight exposures to Emerging Markets and the Pacific Basin.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Enhanced Global Dividend Trust

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$13.25	$11.57	14.52%	$13.48	$11.57
Net Asset Value	$14.48	$13.38	8.22%	$14.61	$13.38

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
Altria Group, Inc.	4%
British American Tobacco PLC	4
AstraZeneca PLC	4
Imperial Brands PLC	3
Johnson & Johnson	3
Novartis AG, Registered Shares	3
Pfizer, Inc.	3
Rogers Communications, Inc., Class B	3
TELUS Corp.	3
Philip Morris International, Inc.	3

*	Excludes option positions and money market funds.

Geographic Allocation	6/30/17		12/31/16
United States	46%		59%
United Kingdom	17		6
Switzerland	10		2
Canada	6		1
Taiwan	3		—
France	3		2
Germany	3		2
Australia	2		—
Finland	2		—
Belgium	2		2
Japan	1		6
China	1		3
India	—		3
Italy	—		2
Spain	—		1
Other	4	[1]	11	[2]

[1]	Other includes a 1% holding or less in each of the following countries: Denmark, Hong Kong, Netherlands and Sweden.

[2]

Other includes a 1% holding or less in each of the following countries: Australia, Denmark, Hong Kong, Indonesia, Ireland, Israel, Mexico, Netherlands, New Zealand, Norway, Peru, Philippines, Portugal, South Africa, South Korea, Sweden, Taiwan and Thailand.

SEMI-ANNUAL REPORT	JUNE 30, 2017	13

Trust Summary as of June 30, 2017	BlackRock Enhanced International Dividend Trust

Trust Overview

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and utilizing an option writing (selling) strategy to seek total return performance and enhance distributions. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies.

On March 22, 2017, the Trust’s Board approved a change to the Trust’s name from “BlackRock International Growth & Income Trust” to “BlackRock Enhanced International Dividend Trust.” The Board also approved changes to certain of the Trust’s non-fundamental investment policies. Please refer to the Additional Information section. These changes became effective on June 12, 2017.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($6.28)[1]	7.26%
Current Monthly Distribution per Common Share[2]	$0.0380
Current Annualized Distribution per Common Share[2]	$0.4560

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BGY[1,2]	18.36%	12.28%
MSCI All Country World Index ex-USA	N/A	14.10%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Unfavorable stock selection within the internet & direct marketing retail sub-industry of the consumer discretionary sector detracted from performance during the period. This was led by the Trust’s position in Jasper Infotech Private Ltd., a private Indian e-commerce company, which saw its valuation negatively impacted by a more competitive business environment and challenged funding terms. In addition, the Trust’s overweight position in Shire PLC, a global biotechnology company, detracted after the FDA approved a generic equivalent for one of Shire’s popular brand-name therapies.

•	For the period, favorable stock selection within the diversified banks sub-industry of the financials sector led relative gains. This was driven by the Trust’s position in HDFC Bank Ltd., India’s second largest private bank, after HDFC’s shares rallied following a strong earnings report. The next largest contribution came from stock selection in the technology hardware & equipment sub-industry group, most notably holdings of Catcher Technology Co., Ltd., an important supplier of parts for Apple’s iPhone. The stock has performed well year to date on news of strong demand from additional smartphone providers, including Google and Samsung.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from relative returns.

Describe recent portfolio activity.

•

Over the six-month period, the Trust added to positions in the health care and consumer staples sectors, funded by reductions in the Trust’s financials and consumer discretionary holdings. Regionally, these changes resulted in increased exposure to North America and Europe, and reduced exposure to the emerging markets and the Pacific Basin.

Describe portfolio positioning at period end.

•

Relative to the MSCI All Country World Index ex-US, the Trust’s largest sector overweights were in health care and consumer staples, while the largest underweight positions were in financials and consumer discretionary. Regionally, the Trust’s largest overweights were in Europe and North America, while the largest regional underweights were in the Pacific Basin and the emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Enhanced International Dividend Trust

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$6.28	$5.51	13.97%	$6.45	$5.45
Net Asset Value	$6.79	$6.28	8.12%	$6.89	$6.28

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
British American Tobacco PLC	5%
Imperial Brands PLC	4
AstraZeneca PLC	4
Novartis AG, Registered Shares	4
Rogers Communications, Inc., Class B	4
TELUS Corp.	4
Nestle SA, Registered Shares	3
Deutsche Post AG, Registered Shares	3
Sanofi	3
WisdomTree Japan Hedged Equity Fund	3

*	Excludes option positions and money market funds.

Geographic Allocation	6/30/17		12/31/16
United Kingdom	23%		16%
Switzerland	13		5
United States	8		8
Canada	7		5
France	5		9
Netherlands	5		6
Germany	5		6
China	5		5
Japan	4		8
Taiwan	3		—
Sweden	3		1
Australia	3		—
Finland	3		—
Hong Kong	2		2
South Korea	2		3
Belgium	2		2
India	2		4
Ireland	1		2
Italy	1		6
Spain	—		1
Mexico	—		1
Other	3	[1]	10	[2]

[1]	Other includes a 1% holding or less in each of the following countries: Denmark, Norway, Portugal and South Africa.

[2]	Other includes a 1% holding or less in each of the following countries: Australia, Denmark, Indonesia, Israel, New Zealand, Norway, Peru, Philippines, Portugal, South Africa, Taiwan and Thailand.

SEMI-ANNUAL REPORT	JUNE 30, 2017	15

Trust Summary as of June 30, 2017	BlackRock Health Sciences Trust

Trust Overview

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($36.65)[1]	6.55%
Current Monthly Distribution per Common Share[2]	$0.2000
Current Annualized Distribution per Common Share[2]	$2.4000

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BME[1,2]	19.59%	16.71%
Russell 3000® Healthcare Index	N/A	16.82%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Underweight positions in the outperforming pharmaceutical stocks Johnson & Johnson and Eli Lilly & Co. detracted from Trust results during the period. Out-of-benchmark positions in the European companies Roche Holding AG and Sanofi SA, which lagged the overall pharmaceutical industry, were additional detractors. In addition, several small- to medium-capitalization holdings in the biotechnology sector hurt performance for the full period despite their strong showing in June.

•

On the positive side, the Trust’s positioning in all four health care sub-sectors contributed to relative performance, led by the health care providers & services, biotechnology and pharmaceuticals sub-sectors.

•

In healthcare providers & services, the Trust benefited from stock selection in the managed care and healthcare services industries. In the latter group, Amedisys, Inc. and Quest Diagnostics, Inc. reported strong financial results and were leading contributors to performance.

•

In biotechnology, the Trust benefited from the outperformance of Vertex Pharmaceuticals, Inc. and AveXis, Inc., both of which reported positive clinical developments. An underweight in Gilead Sciences, Inc., which was hampered by mixed financial results, and the lack of a position in Alexion Pharmaceuticals, Inc., which was pressured by an investigation into its sales practices, also aided performance.

•

Jazz Pharmaceuticals PLC — which was boosted by positive clinical results — was a top contributor in the pharmaceuticals industry. A position in AstraZeneca PLC and an underweight in Pfizer, Inc. also aided the Trust’s return in this sub-sector.

•

The health care equipment industry was the key source of outperformance in the medical devices area. Several holdings generated positive returns thanks to their solid earnings, including C.R. Bard, Inc. (which was bid for by Becton Dickinson & Co.), Baxter International, Inc., Intuitive Surgical, Inc., Masimo Corp. and Boston Scientific Corp.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. This strategy detracted from performance given the double-digit absolute return for health care stocks during the six-month period. The Trust also owned private securities during the time period, although this is not a principal strategy.

Describe recent portfolio activity.

•	The Trust increased its allocation in the medical devices & supplies sub-sector, while slightly reducing its weightings in the health care providers & services and pharmaceutical sub-sectors.

Describe portfolio positioning at period end.

•	The Trust continued to employ a bottom-up, fundamental investment process in an effort to construct a balanced, diversified portfolio of health care stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Health Sciences Trust

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$36.65	$31.75	15.43%	$36.73	$31.75
Net Asset Value	$35.26	$31.30	12.65%	$35.72	$31.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
UnitedHealth Group, Inc.	8%
Medtronic PLC	5
Celgene Corp	4
Amgen, Inc.	3
Boston Scientific Corp.	3
Stryker Corp.	3
Anthem, Inc.	3
Humana, Inc.	3
Allergan PLC	3
Johnson & Johnson	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/17	12/31/16
Health Care Providers & Services	28%	30%
Health Care Equipment & Supplies	25	21
Biotechnology	24	24
Pharmaceuticals	21	23
Life Sciences Tools & Services	2	1
Diversified Consumer Services	—	1

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	17

Trust Summary as of June 30, 2017	BlackRock Resources & Commodities Strategy Trust

Trust Overview

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option overwriting strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($8.01)[1]	7.73%
Current Monthly Distribution per Common Share[2]	$0.0516
Current Annualized Distribution per Common Share[2]	$0.6192

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BCX[1,2]	0.28%	(3.19)%
Lipper Natural Resources Funds[3]	(2.89)%	(7.32)%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

Despite gains for the broader world equity markets, natural resources stocks generally lost ground in the first half of 2017. The downturn largely stemmed from the weakness in energy stocks, which lagged as an unfavorable balance of supply and demand put significant downward pressure on oil prices. In this environment, the Trust produced a negative absolute return at net asset value in the six-month period.

•

At a time of weak returns for the broader natural resources sector, only certain stocks contributed positively to the Trust’s absolute performance. A position in Packaging Corp of America, which was boosted by an improving demand outlook for U.S. packaging — as demonstrated by increasing utilization rates across the industry — made the largest contribution at the individual stock level. The Trust’s position in the agriculture science company Monsanto Co. also performed well. Monsanto was bid for in 2016 by the German pharmaceutical company Bayer AG, and its share price subsequently increased toward the bid price as the market grew more confident the deal would receive regulatory approval.

•

The Trust’s position in energy stocks was the most significant drag on absolute performance. The oil & gas exploration & production companies Anadarko Petroleum Corp., Cimarex Energy Co. and Devon Energy Corp. were the largest detractors. Anadarko’s stock price was also hurt by the company’s possible link to two operational incidents that involved fatalities.

•

The Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The option overlay strategy had a positive impact on results at a time of weakness in the overall sector.

Describe recent portfolio activity.

•

The investment adviser sought to capitalize on the downturn in the energy sector by modestly increasing the Trust’s exposure to higher-quality exploration & production companies. The Trust also initiated a position in the diversified mining company BHP Billiton Ltd. on the belief that the company can generate cash and de-lever its balance sheet with iron ore prices in their current range.

Describe portfolio positioning at period end.

•	The energy sector represented the Trust’s largest allocation, followed by mining and agriculture, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Resources & Commodities Strategy Trust

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$8.01	$8.27	(3.14)%	$8.99	$7.76
Net Asset Value	$9.22	$9.86	(6.49)%	$10.50	$9.00

Market Price and Net Asset Value History For Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
Royal Dutch Shell PLC, A Shares — ADR	6%
BP PLC — ADR	5
Monsanto Co.	5
Glencore PLC	5
Rio Tinto PLC — ADR	4
BHP Billiton PLC	3
Exxon Mobil Corp.	3
Newcrest Mining Ltd.	3
Packaging Corp. of America	3
Chevron Corp.	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/17	12/31/16
Oil, Gas & Consumable Fuels	36%	34%
Metals & Mining	34	30
Chemicals	14	18
Food Products	5	5
Energy Equipment & Services	4	3
Containers & Packaging	3	6
Real Estate Investment Trusts (REITs)	2	—
Paper & Forest Products	1	1
Machinery	1	—
Food & Staples Retailing	—	2
Other	—	1	[1]

[1]

Other includes less than 1% in each of the following industries: Building Products, Electric Utilities, Electrical Equipment, Electronic Equipment, Independent Power and Renewable Electricity Producers, Instruments & Components, Machinery, Multi-Utilities, Real Estate Investment Trusts (REITs), Semiconductors & Semiconductor Equipment and Water Utilities.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	19

Trust Summary as of June 30, 2017	BlackRock Science and Technology Trust

Trust Overview

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of science and technology companies. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and utilizing an option over-writing strategy in an effort to seek total return performance and enhance distributions.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($22.21)[1]	5.40%
Current Monthly Distribution per Common Share[2]	$0.1000
Current Annualized Distribution per Common Share[2]	$1.2000

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]

The monthly distribution per Common Share, declared on July 3, 2017, was increased to $0.1100 per share. The current distribution rate on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BST[1,2]	27.34%	22.88%
MSCI World Information Technology Index	N/A	17.71%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

N/A — Not applicable as the index does not have a market price.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s relative performance based on the index cited above:

What factors influenced performance?

•

Within software & services, the Trust’s positions in the internet software companies Alibaba Group Holding Ltd. and Tencent Holdings Ltd. led contributors for the period. Both operate as e-commerce companies in China, and benefited from strong earnings reports.

•

Conversely, the Trust’s position in Jasper Infotech Private Ltd., a private Indian e-commerce company, led detractors for the period, as the company’s valuation was negatively impacted by a more competitive business environment and challenged funding terms. Within the internet & direct marketing retail sub-industry, shares of NetShoes, a

Brazilian online retailer of sporting goods, also meaningfully detracted following the company’s initial public stock offering amid heightened political turmoil in the region.

•

During the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s options writing strategy detracted from returns.

Describe recent portfolio activity.

•

The Trust added to positions in the technology hardware & equipment sub-sector, and reduced its holdings in the real estate and consumer durables & apparel sub-sectors. Regionally, the Trust added to positions in the emerging markets, funded by reductions within Europe, the Pacific Basin and North America.

Describe portfolio positioning at period end.

•

The Trust held its largest allocation within the software & services industry group, particularly idiosyncratic opportunities within the internet software & services and application software sub-industries. The Trust also held large allocations in more stable cash flow businesses within the semiconductor & semiconductor equipment and technology hardware & equipment industries segments. Regionally, the Trust maintained most of its exposure in North America, followed by notable weights to the emerging markets and Europe.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Science and Technology Trust

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$22.21	$17.94	23.80%	$23.67	$17.94
Net Asset Value	$24.01	$20.10	19.45%	$25.01	$20.10

Market Price and Net Asset Value History Since Inception

[1]	Commencement of operations.

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
Alphabet, Inc., Class A	6%
Apple, Inc.	6
Microsoft Corp.	5
Tencent Holdings Ltd.	5
Amazon.com, Inc.	5
Facebook, Inc., Class A	4
Alibaba Group Holding Ltd. — ADR	4
Broadcom Ltd.	3
Visa, Inc., A Shares	2
Mastercard, Inc., Class A	2

*	Excludes option positions and money market funds.

Industry Allocation	6/30/17	12/31/16
Internet Software & Services	23%	23%
Software	21	21
Semiconductors & Semiconductor Equipment	20	19
Internet & Direct Marketing Retail	11	7
Technology Hardware, Storage & Peripherals	9	7
IT Services	8	11
Real Estate Investment Trusts (REITs)	3	—
Electronic Equipment, Instruments & Components	2	2
Media	2	2
Communications Equipment	1	—
Equity Real Estate Investment Trusts (REITs)	—	4
Diversified Telecommunication Services	—	1
Other	—	3	[1]

[1]

Other includes a 1% holding or less in each of the following industries; Communications Equipment, Hotels, Restaurants & Leisure, Professional Services, Household Durables and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	21

Trust Summary as of June 30, 2017	BlackRock Utility and Infrastructure Trust

Trust Overview

BlackRock Utility and Infrastructure Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing primarily in equity securities issued by companies that are engaged in the Utilities and Infrastructure business segments anywhere in the world and by utilizing an option writing (selling) strategy in an effort to seek total return performance and enhance distributions. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications and the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on NYSE	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2017 ($20.55)[1]	7.07%
Current Monthly Distribution per Common Share[2]	$0.1210
Current Annualized Distribution per Common Share[2]	$1.4520

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. See the Financial Highlights for the actual sources and character of distributions. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2017 were as follows:

	Returns Based On
	Market Price	Net Asset Value
BUI[1,2]	15.67%	10.51%
Lipper Utility Funds[3]	17.89%	10.24%

[1]	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.

[2]	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

•

The largest contributor to absolute return was the Trust’s stock selection in utilities. Utilities performed strongly during the period, as investors continued to seek higher-yielding equities. From an industry standpoint, stock selection in electric utilities and independent power & renewable electricity producers were the most noteworthy contributors to performance. Within the electric utilities industry, the Trust’s performance benefitted from its lack of exposure to Southern Co., as well as from overweight positions in NextEra Energy, Inc. and Italian utility operator Enel SpA.

•	The largest detractor from absolute returns was the Trust’s overweight position in the energy sector, which has been negatively impacted by weak crude oil prices. The Trust’s stock selection in the oil, gas, & consumable fuels industry detracted from performance, especially among midstream master limited partnerships Plains All American Pipeline, L.P., Energy Transfer Partners, L.P., and Dominion Energy Midstream Partners, LP. Also detracting from the Trust’s return was an underweight position in the industrials sector, particularly among transportation infrastructure industry stocks including airport services providers Aena, S.A. in Spain and Grupo Aeroportuario del Sureste, S.A.B. de C.V. in Mexico.

•

Also, during the period, the Trust made use of options, principally written call options on individual stocks, in order to seek enhanced income returns while continuing to participate in the performance of the underlying equities. The Trust’s option writing strategy detracted from performance during the period.

Describe recent portfolio activity.

•

During the period, the Trust made few changes to its sector and industry allocations. In terms of individual positions, notable changes included adding to existing positions in Enel SpA and FirstEnergy Corp., while exiting the Trust’s position in Spanish renewable electricity company EDP Renovaveis S.A. and trimming exposure to multi-utility provider CMS Energy Corp.

Describe portfolio positioning at period end.

•

The utilities sector accounted for approximately 63% of the Trust’s assets, with holdings concentrated in U.S. electric and multi-utilities. Against a backdrop of historically low interest rates, the demand for equity yield has led to valuations for U.S. utilities that are high relative to their historical

22	SEMI-ANNUAL REPORT	JUNE 30, 2017

BlackRock Utility and Infrastructure Trust

Performance and Portfolio Management Commentary (concluded)

levels, placing even greater importance on stock selection. As such, the Trust was focused on owning companies with strong management teams that offer the potential for above-sector growth in earnings and dividends.

The Trust had a preference for regulated utilities over their non-regulated counterparts given their existing barriers to entry, strong balance sheets, and lower sensitivity to commodity prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Market Price and Net Asset Value Per Share Summary

	6/30/17	12/31/16	Change	High	Low
Market Price	$20.55	$18.41	11.62%	$21.40	$18.36
Net Asset Value	$20.71	$19.42	6.64%	$21.24	$19.42

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Ten Largest Holdings	6/30/17
NextEra Energy, Inc.	9%
Dominion Resources, Inc.	5
Enel SpA	5
Atlantia SpA	4
NextEra Energy Partners LP	4
National Grid PLC	4
Duke Energy Corp.	3
Exelon Corp.	3
Public Service Enterprise Group, Inc.	3
Transurban Group	3

*	Excludes option positions and money market funds.

Industry Allocation	6/30/17	12/31/16
Electric Utilities	32%	28%
Multi-Utilities	22	22
Transportation Infrastructure	16	14
Oil, Gas & Consumable Fuels	15	20
Independent Power and Renewable Electricity Producers	6	4
Construction & Engineering	3	3
Gas Utilities	2	1
Water Utilities	2	2
Real Estate Investment Trusts (REITs)	2	3
Diversified Telecommunication Services	—	2
Other	—	1	[1]

[1]	Other includes a 1% holding or less in each of the following industries: Road & Rail and Wireless Telecommunication Services.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SEMI-ANNUAL REPORT	JUNE 30, 2017	23

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Energy Equipment & Services — 11.3%
Baker Hughes, Inc. (a)	253,400	$13,812,834
Halliburton Co. (a)	312,600	13,351,146
Precision Drilling Corp. (b)	849,830	2,903,105
Schlumberger Ltd. (a)	187,224	12,326,828
Superior Energy Services, Inc. (a)(b)	517,100	5,393,353

		47,787,266
Oil, Gas & Consumable Fuels — 87.9%
Anadarko Petroleum Corp. (a)	308,783	14,000,221
BP PLC	4,732,250	27,315,359
Cabot Oil & Gas Corp. (a)	283,900	7,120,212
Cairn Energy PLC (b)	1,810,176	4,064,182
Canadian Natural Resources Ltd.	428,484	12,364,182
Chevron Corp. (a)(c)	229,800	23,975,034
Cimarex Energy Co.	118,900	11,177,789
ConocoPhillips (a)	493,050	21,674,478
Devon Energy Corp. (a)	311,050	9,944,268
Enbridge, Inc.	206,450	8,224,250
Encana Corp.	1,141,000	10,039,181
Eni SpA	533,450	8,016,613
EOG Resources, Inc. (a)	247,900	22,439,908
EQT Corp. (a)	115,900	6,790,581
Exxon Mobil Corp. (a)	531,800	42,932,214
Hess Corp. (a)	205,150	8,999,931
International Petroleum Corp. (b)	48,925	145,183
Kosmos Energy Ltd. (b)	721,207	4,622,937
Marathon Oil Corp. (a)	706,300	8,369,655
Noble Energy, Inc. (a)(c)	287,292	8,130,364
Oil Search Ltd.	1,085,763	5,685,688
Phillips 66 (a)	56,700	4,688,523
Pioneer Natural Resources Co. (a)	94,550	15,088,289

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC — ADR, Class A (a)	698,200	$37,137,258
Royal Dutch Shell PLC, Class A	511,048	13,577,881
Tesoro Corp. (a)	82,050	7,679,880
TransCanada Corp.	324,450	15,466,918
Valero Energy Corp. (a)	156,200	10,537,252

		370,208,231
Total Long-Term Investments (Cost — $437,491,469) — 99.2%		417,995,497

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)(e)	6,214,460	6,214,460
Total Short-Term Securities (Cost — $6,214,460) — 1.5%		6,214,460
Total Investments Before Options Written (Cost — $443,705,929) — 100.7%		424,209,957

Options Written (Premiums Received — $3,341,898) — (0.5)%		(2,193,235)
Total Investments, Net of Options Written (Cost — $440,364,031) — 100.2%		422,016,722
Liabilities in Excess of Other Assets — (0.2)%		(872,218)

Net Assets — 100.0%		$421,144,504

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Current yield as of period end.

(e)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,936,617	2,277,843	6,214,460	$6,214,460	$16,781		—	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	22,641	[1]	—	—
Total				$6,214,460	$39,422		—	—

[1] Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Portfolio Abbreviations

ADR	American Depositary Receipts
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound

GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
NZD	New Zealand Dollar

OTC	Over-the-Counter
SEK	Swedish Krona
TWD	Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	25

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Marathon Oil Corp.	Call	7/06/17	USD	15.50	58	$—
Anadarko Petroleum Corp.	Call	7/07/17	USD	53.50	176	(704)
Baker Hughes, Inc.	Call	7/07/17	USD	56.00	102	(6,630)
Cabot Oil & Gas Corp.	Call	7/07/17	USD	23.00	548	(117,820)
Chevron Corp.	Call	7/07/17	USD	107.00	218	(981)
ConocoPhillips	Call	7/07/17	USD	46.00	159	(477)
Devon Energy Corp.	Call	7/07/17	USD	37.50	21	(84)
EOG Resources, Inc.	Call	7/07/17	USD	94.00	43	(430)
Exxon Mobil Corp.	Call	7/07/17	USD	82.00	129	(1,290)
Marathon Oil Corp.	Call	7/07/17	USD	14.00	244	(488)
Pioneer Natural Resources Co.	Call	7/07/17	USD	172.50	45	(3,600)
Royal Dutch Shell PLC — ADR, Class A	Call	7/07/17	USD	55.95	514	(240)
Schlumberger Ltd.	Call	7/07/17	USD	70.00	86	(172)
Valero Energy Corp.	Call	7/07/17	USD	67.00	32	(2,816)
Chevron Corp.	Call	7/13/17	USD	107.50	218	(4,121)
Anadarko Petroleum Corp.	Call	7/14/17	USD	52.50	208	(832)
Baker Hughes, Inc.	Call	7/14/17	USD	56.00	198	(7,920)
Devon Energy Corp.	Call	7/14/17	USD	35.00	52	(416)
EOG Resources, Inc.	Call	7/14/17	USD	91.50	103	(10,867)
Exxon Mobil Corp.	Call	7/14/17	USD	81.00	378	(24,570)
Hess Corp.	Call	7/14/17	USD	46.00	203	(6,800)
Pioneer Natural Resources Co.	Call	7/14/17	USD	170.00	177	(7,522)
Valero Energy Corp.	Call	7/14/17	USD	66.00	130	(25,220)
Baker Hughes, Inc.	Call	7/21/17	USD	56.25	102	(6,736)
Canadian Natural Resources Ltd.	Call	7/21/17	CAD	38.00	367	(16,414)
ConocoPhillips	Call	7/21/17	USD	46.00	290	(7,830)
Devon Energy Corp.	Call	7/21/17	USD	33.00	86	(4,988)
Encana Corp.	Call	7/21/17	CAD	13.00	994	(6,132)
Encana Corp.	Call	7/21/17	CAD	15.00	290	(1,118)
EOG Resources, Inc.	Call	7/21/17	USD	97.50	21	(357)
EQT Corp.	Call	7/21/17	USD	55.00	202	(86,860)
Exxon Mobil Corp.	Call	7/21/17	USD	80.00	342	(50,445)
Exxon Mobil Corp.	Call	7/21/17	USD	85.00	216	(1,188)
Halliburton Co.	Call	7/21/17	USD	43.50	142	(9,727)
Halliburton Co.	Call	7/21/17	USD	48.00	245	(857)
Hess Corp.	Call	7/21/17	USD	52.50	288	(576)
Noble Energy, Inc.	Call	7/21/17	USD	30.00	580	(11,600)
Precision Drilling Corp.	Call	7/21/17	CAD	6.00	520	(2,005)
Royal Dutch Shell PLC — ADR, Class A	Call	7/21/17	USD	55.95	514	(4,210)
Schlumberger Ltd.	Call	7/21/17	USD	72.50	135	(877)
Tesoro Corp.	Call	7/21/17	USD	90.00	87	(38,715)
TransCanada Corp.	Call	7/21/17	CAD	64.00	240	(1,758)
Valero Energy Corp.	Call	7/21/17	USD	65.00	197	(58,411)
Valero Energy Corp.	Call	7/21/17	USD	67.50	33	(4,026)
Exxon Mobil Corp.	Call	7/25/17	USD	83.25	192	(4,596)
Baker Hughes, Inc.	Call	7/28/17	USD	57.00	101	(22,422)
Cabot Oil & Gas Corp.	Call	7/28/17	USD	23.00	220	(53,350)
Canadian Natural Resources Ltd.	Call	7/28/17	CAD	38.00	765	(44,244)
Chevron Corp.	Call	7/28/17	USD	108.00	185	(11,008)
Devon Energy Corp.	Call	7/28/17	USD	33.00	265	(20,008)
EOG Resources, Inc.	Call	7/28/17	USD	92.00	178	(27,590)
Exxon Mobil Corp.	Call	7/28/17	USD	82.50	200	(12,000)
Halliburton Co.	Call	7/28/17	USD	44.00	143	(11,583)
Marathon Oil Corp.	Call	7/28/17	USD	13.00	502	(7,028)
Pioneer Natural Resources Co.	Call	7/28/17	USD	167.50	47	(8,812)
Schlumberger Ltd.	Call	7/28/17	USD	70.00	189	(6,048)
Valero Energy Corp.	Call	7/28/17	USD	65.50	65	(18,850)
Royal Dutch Shell PLC — ADR, Class A	Call	8/01/17	USD	55.50	1,415	(31,683)
Anadarko Petroleum Corp.	Call	8/04/17	USD	47.50	233	(21,320)
Baker Hughes, Inc.	Call	8/04/17	USD	55.00	165	(23,100)
Chevron Corp.	Call	8/04/17	USD	107.00	183	(20,039)
Devon Energy Corp.	Call	8/04/17	USD	31.00	49	(9,947)

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
EOG Resources, Inc.	Call	8/04/17	USD	89.00	522	$(194,445)
Marathon Oil Corp.	Call	8/04/17	USD	12.00	913	(49,759)
Tesoro Corp.	Call	8/04/17	USD	94.50	113	(28,476)
Valero Energy Corp.	Call	8/04/17	USD	68.50	89	(12,327)
Anadarko Petroleum Corp.	Call	8/11/17	USD	46.50	310	(44,330)
Cabot Oil & Gas Corp.	Call	8/11/17	USD	26.00	225	(19,800)
ConocoPhillips	Call	8/11/17	USD	45.00	319	(30,305)
Halliburton Co.	Call	8/11/17	USD	43.00	244	(36,600)
Hess Corp.	Call	8/11/17	USD	43.50	227	(53,118)
Phillips 66	Call	8/11/17	USD	82.50	198	(43,560)
Schlumberger Ltd.	Call	8/11/17	USD	67.50	176	(21,648)
Exxon Mobil Corp.	Call	8/14/17	USD	83.00	254	(13,836)
Halliburton Co.	Call	8/16/17	USD	46.10	320	(16,597)
Anadarko Petroleum Corp.	Call	8/18/17	USD	50.00	153	(8,491)
Baker Hughes, Inc.	Call	8/18/17	USD	55.00	218	(40,330)
Canadian Natural Resources Ltd.	Call	8/18/17	CAD	38.00	367	(32,829)
ConocoPhillips	Call	8/18/17	USD	45.00	320	(33,920)
ConocoPhillips	Call	8/18/17	USD	47.00	290	(14,065)
Devon Energy Corp.	Call	8/18/17	USD	33.00	615	(77,490)
Enbridge, Inc.	Call	8/18/17	CAD	54.00	250	(5,783)
Exxon Mobil Corp.	Call	8/18/17	USD	85.00	150	(3,975)
Marathon Oil Corp.	Call	8/18/17	USD	13.00	332	(9,628)
Noble Energy, Inc.	Call	8/18/17	USD	30.00	425	(23,375)
Pioneer Natural Resources Co.	Call	8/18/17	USD	170.00	60	(18,750)
Schlumberger Ltd.	Call	8/18/17	USD	70.00	69	(4,243)
Tesoro Corp.	Call	8/18/17	USD	95.00	87	(24,795)
ConocoPhillips	Call	8/30/17	USD	47.60	347	(17,711)
Superior Energy Services, Inc.	Call	9/15/17	USD	10.00	220	(34,650)
Total						$(1,807,294)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
BP PLC	Call	Credit Suisse International	07/06/17	GBP	4.75	450,000	$(434)
Royal Dutch Shell PLC — ADR, Class A	Call	Citibank N.A.	07/06/17	GBP	21.26	138,900	(1,592)
Encana Corp.	Call	Deutsche Bank AG	07/07/17	CAD	16.05	17,900	(1)
EQT Corp.	Call	Credit Suisse International	07/07/17	USD	60.07	20,300	(8,360)
Cimarex Energy Co.	Call	UBS AG	07/10/17	USD	119.70	4,300	—
Superior Energy Services, Inc.	Call	UBS AG	07/10/17	USD	12.61	20,000	(518)
Oil Search Ltd.	Call	Deutsche Bank AG	07/18/17	AUD	7.19	100,000	(3,217)
BP PLC	Call	Credit Suisse International	07/19/17	GBP	4.69	180,800	(2,006)
Enbridge, Inc.	Call	Citibank N.A.	07/19/17	CAD	53.16	22,200	(3,376)
Eni SpA	Call	Credit Suisse International	07/19/17	EUR	14.06	87,000	(1,576)
Royal Dutch Shell PLC — ADR, Class A	Call	Goldman Sachs International	07/26/17	GBP	20.95	40,000	(8,127)
BP PLC	Call	Credit Suisse International	07/27/17	GBP	4.73	363,000	(7,241)
TransCanada Corp.	Call	Morgan Stanley & Co. International PLC	07/31/17	CAD	63.99	46,500	(30,270)
Superior Energy Services, Inc.	Call	Royal Bank of Canada	08/02/17	USD	10.84	27,600	(19,572)
BP PLC	Call	Credit Suisse International	08/04/17	GBP	4.75	363,000	(9,618)
Eni SpA	Call	Goldman Sachs International	08/04/17	EUR	14.34	12,800	(425)
Oil Search Ltd.	Call	Deutsche Bank AG	08/04/17	AUD	7.08	215,000	(20,417)
Cimarex Energy Co.	Call	Goldman Sachs International	08/07/17	USD	98.61	15,500	(26,560)
Encana Corp.	Call	Citibank N.A.	08/08/17	CAD	11.49	39,000	(19,144)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	08/08/17	CAD	13.81	62,000	(6,724)
BP PLC	Call	Goldman Sachs International	08/09/17	GBP	4.54	299,500	(26,643)
Eni SpA	Call	Morgan Stanley & Co. International PLC	08/09/17	EUR	13.80	87,000	(11,543)
Superior Energy Services, Inc.	Call	UBS AG	08/09/17	USD	10.80	39,600	(34,751)
TransCanada Corp.	Call	Citibank N.A.	08/15/17	CAD	63.48	43,000	(13,804)
Superior Energy Services, Inc.	Call	Goldman Sachs International	08/16/17	USD	10.90	27,500	(23,590)
Encana Corp.	Call	Citibank N.A.	08/22/17	CAD	12.04	32,500	(12,412)
Encana Corp.	Call	Royal Bank of Canada	08/22/17	CAD	11.33	42,000	(26,602)
Cimarex Energy Co.	Call	Goldman Sachs International	08/23/17	USD	98.61	15,500	(35,478)
Enbridge, Inc.	Call	Goldman Sachs International	08/31/17	CAD	54.10	25,000	(6,405)
Encana Corp.	Call	Royal Bank of Canada	09/06/17	CAD	11.89	47,600	(25,535)
Total							$(385,941)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments (continued)	BlackRock Energy and Resources Trust (BGR)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	3,570,352	$4,804,608
Options written	12,778,126	13,413,684
Options exercised	—	—
Options expired	(8,735,561)	(6,859,698)
Options closed	(4,705,074)	(8,016,696)

Outstanding options, end of period	2,907,843	$3,341,898

As of period end, the value of portfolio securities subject to covered call options written was $140,124,445.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$2,193,235	—	—	—	$2,193,235

For the six month ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:
Options written		—	—	$9,048,883	—	—	—	$9,048,883
Net Change in Unrealized Appreciation on:
Options written		—	—	$2,496,409	—	—	—	$2,496,409

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$2,447,757

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

Derivative Financial Instruments	Assets	Liabilities
Options	—	$2,193,235

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	$(1,807,294)

Total derivative assets and liabilities subject to an MNA	—	$385,941

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Citibank N.A.	$50,328	—	$(50,328)	—	—
Credit Suisse International	29,235	—	—	—	$29,235
Deutsche Bank AG	23,635	—	—	—	23,635
Goldman Sachs International	127,228	—	—	—	127,228
Morgan Stanley & Co. International PLC	48,537	—	(48,537)	—	—
Royal Bank of Canada	71,709	—	—	—	71,709
UBS AG	35,269	—	—	—	35,269

Total	$385,941	—	$(98,865)	—	$287,076

[1] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]    Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Energy Equipment & Services	$47,787,266	—	—	$47,787,266
Oil, Gas & Consumable Fuels	311,548,508	$58,659,723	—	370,208,231
Short-Term Securities	6,214,460	—	—	6,214,460

Total	$365,550,234	$58,659,723	—	$424,209,957

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(1,706,445)	$(486,790)	—	$(2,193,235)
[1] Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	29

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Airlines — 1.9%
Delta Air Lines, Inc. (a)(b)	232,835	$12,512,553
Southwest Airlines Co. (a)	14,810	920,293

		13,432,846
Auto Components — 2.4%
Goodyear Tire & Rubber Co. (a)	270,397	9,453,079
Lear Corp. (a)	50,102	7,118,492

		16,571,571
Banks — 12.3%
Bank of America Corp. (a)(b)	842,001	20,426,944
Citigroup, Inc. (a)	91,993	6,152,492
JPMorgan Chase & Co. (a)(b)	305,724	27,943,174
Regions Financial Corp. (a)	310,429	4,544,681
SunTrust Banks, Inc. (a)	218,766	12,408,407
U.S. Bancorp (a)	288,037	14,954,881

		86,430,579
Biotechnology — 4.1%
Biogen, Inc. (a)(c)	54,407	14,763,884
Gilead Sciences, Inc. (a)	201,321	14,249,500

		29,013,384
Capital Markets — 1.9%
Goldman Sachs Group, Inc. (a)	60,296	13,379,682
Chemicals — 2.4%
Dow Chemical Co. (a)	267,847	16,893,110
Communications Equipment — 2.0%
Cisco Systems, Inc. (a)	456,067	14,274,897
Construction & Engineering — 0.4%
EMCOR Group, Inc. (a)	38,519	2,518,372
Consumer Finance — 1.1%
SLM Corp. (a)(c)	667,970	7,681,655
Containers & Packaging — 1.9%
Avery Dennison Corp. (a)	49,267	4,353,725
Packaging Corp. of America (a)	79,712	8,879,120

		13,232,845
Diversified Telecommunication Services — 0.2%
AT&T, Inc. (a)	37,700	1,422,421
Electric Utilities — 1.1%
FirstEnergy Corp. (a)	273,587	7,977,797
Electronic Equipment, Instruments & Components — 2.0%
CDW Corp. (a)	108,840	6,805,765
Flex Ltd. (a)(c)	458,631	7,480,272

		14,286,037
Food & Staples Retailing — 4.1%
CVS Health Corp. (a)(b)	138,171	11,117,239
Wal-Mart Stores, Inc. (a)	80,756	6,111,614
Walgreens Boots Alliance, Inc. (a)	150,485	11,784,480

		29,013,333
Health Care Equipment & Supplies — 1.2%
Baxter International, Inc. (a)	140,986	8,535,293
Health Care Providers & Services — 7.4%
Aetna, Inc. (a)	8,732	1,325,780
Anthem, Inc. (a)	18,397	3,461,028
Centene Corp. (a)(c)	92,304	7,373,243
Humana, Inc. (a)	64,918	15,620,569
Laboratory Corp. of America Holdings (a)(c)	37,064	5,713,045
McKesson Corp. (a)	18,519	3,047,116
UnitedHealth Group, Inc. (a)	83,455	15,474,226

		52,015,007

Common Stocks	Shares	Value

Hotels, Restaurants & Leisure — 2.6%
Carnival Corp. (a)	275,660	$18,075,026
Household Durables — 2.6%
D.R. Horton, Inc.	322,419	11,146,025
Lennar Corp., Class A (a)	60,253	3,212,690
NVR, Inc. (c)	1,453	3,502,616

		17,861,331
Insurance — 0.6%
Hartford Financial Services Group, Inc. (a)	80,016	4,206,441
Internet Software & Services — 4.4%
Alphabet, Inc., Class A (a)(b)(c)	33,504	31,147,999
IT Services — 2.7%
Amdocs Ltd. (a)	99,436	6,409,645
Cognizant Technology Solutions Corp., Class A (a)	186,628	12,392,099

		18,801,744
Machinery — 2.0%
Stanley Black & Decker, Inc. (a)	79,957	11,252,349
WABCO Holdings, Inc. (a)(c)	22,204	2,831,232

		14,083,581
Media — 3.3%
Comcast Corp., Class A (a)(b)	589,266	22,934,233
Metals & Mining — 1.0%
Rio Tinto PLC, ADR (a)	157,091	6,646,520
Multi-Utilities — 0.5%
Public Service Enterprise Group, Inc.	88,510	3,806,815
Oil, Gas & Consumable Fuels — 6.3%
Anadarko Petroleum Corp. (a)	35,386	1,604,401
BP PLC — ADR (a)	211,505	7,328,648
Chevron Corp. (a)	130,394	13,604,006
Marathon Oil Corp. (a)	131,595	1,559,401
Statoil ASA, ADR (a)	142,350	2,353,046
Suncor Energy, Inc. (a)	367,356	10,726,795
TOTAL SA — ADR (a)	90,924	4,508,921
Valero Energy Corp. (a)	34,800	2,347,608

		44,032,826
Pharmaceuticals — 3.8%
Merck & Co., Inc. (a)	101,505	6,505,455
Pfizer, Inc. (a)	591,440	19,866,470

		26,371,925
Professional Services — 0.8%
Robert Half International, Inc. (a)	111,106	5,325,311
Road & Rail — 2.0%
Norfolk Southern Corp. (a)	115,132	14,011,564
Semiconductors & Semiconductor Equipment — 2.8%
Intel Corp. (a)(b)	266,433	8,989,449
Lam Research Corp. (a)	56,881	8,044,680
Qorvo, Inc. (a)(c)	40,771	2,581,620

		19,615,749
Software — 7.6%
Activision Blizzard, Inc. (a)	199,362	11,477,270
Dell Technologies, Inc., Class V (a)(c)	92,419	5,647,725
Microsoft Corp. (a)	400,742	27,623,146
Oracle Corp. (a)	167,147	8,380,751

		53,128,892
Specialty Retail — 4.9%
Home Depot, Inc. (a)(b)	102,046	15,653,856
Lowe’s Cos., Inc. (a)(b)	187,711	14,553,234
Urban Outfitters, Inc. (a)(c)	226,753	4,204,001

		34,411,091

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Common Stocks	Shares	Value
Technology Hardware, Storage & Peripherals — 5.2%
Apple, Inc. (a)(b)	251,629	$36,239,609
Tobacco — 1.7%
Altria Group, Inc. (a)(b)	162,564	12,106,141
Total Long-Term Investments (Cost — $595,730,513) — 101.2%		709,485,627

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)(e)	815,956	815,956
Total Short-Term Securities (Cost — $815,956) — 0.1%		815,956
Total Short-Term Securities — 0.1%		815,956
Total Investments Before TBA Sale Commitments and Options Written (Cost — $596,546,469) — 101.3%		710,301,583

Options Written (Premiums Received — $7,476,756) — (1.1)%		(8,011,076)

Common Stocks	Value
Total Investments, Net of Options Written (Cost — $589,069,713) — 100.2%	$702,290,507
Liabilities in Excess of Other Assets — (0.2)%	(1,138,914)

Net Assets — 100.0%	$701,151,593

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Current yield as of period end.

(e)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	24,715,046	(23,899,090)	815,956	$815,956	$51,867		—	—
SL Liquidity Series, LLC, Money Market Series.	695,518	(695,518)	—	—	1,191	[1]	—	$(54)
Total				$815,956	$53,058		—	$(54)

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Lam Research Corp.	Call	7/05/17	USD	150.01	299	$(2,595)
JPMorgan Chase & Co.	Call	7/06/17	USD	87.50	188	(65,199)
Marathon Oil Corp.	Call	7/06/17	USD	15.50	14	—
Alphabet, Inc., Class A	Call	7/07/17	USD	1,010.00	28	(280)
Anadarko Petroleum Corp.	Call	7/07/17	USD	53.50	52	(208)
Anthem, Inc.	Call	7/07/17	USD	182.50	37	(21,183)
Bank of America Corp.	Call	7/07/17	USD	24.00	606	(25,755)
Bank of America Corp.	Call	7/07/17	USD	24.25	375	(12,433)
BP PLC — ADR	Call	7/07/17	USD	36.00	91	(182)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	31

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Chevron Corp.	Call	7/07/17	USD	107.00	130	$(585)
Cisco Systems, Inc.	Call	7/07/17	USD	32.00	308	(616)
Citigroup, Inc.	Call	7/07/17	USD	61.00	37	(22,478)
Citigroup, Inc.	Call	7/07/17	USD	61.50	24	(13,080)
D.R. Horton, Inc.	Call	7/07/17	USD	33.50	435	(54,158)
Flex Ltd.	Call	7/07/17	USD	17.50	475	(17,100)
Goldman Sachs Group, Inc.	Call	7/07/17	USD	225.00	148	(11,026)
Goodyear Tire & Rubber Co.	Call	7/07/17	USD	32.50	210	(52,500)
Humana, Inc.	Call	7/07/17	USD	235.00	63	(41,895)
Intel Corp.	Call	7/07/17	USD	36.50	221	(442)
Marathon Oil Corp.	Call	7/07/17	USD	14.00	69	(138)
Merck & Co., Inc.	Call	7/07/17	USD	64.50	147	(4,483)
Suncor Energy, Inc.	Call	7/07/17	USD	31.50	55	(1,925)
U.S. Bancorp	Call	7/07/17	USD	53.00	572	(4,004)
UnitedHealth Group, Inc.	Call	7/07/17	USD	177.50	38	(30,685)
Valero Energy Corp.	Call	7/07/17	USD	67.00	14	(1,232)
Walgreens Boots Alliance, Inc.	Call	7/07/17	USD	81.00	259	(1,813)
Lennar Corp., Class A	Call	7/10/17	USD	52.10	151	(25,079)
Bank of America Corp.	Call	7/11/17	USD	24.25	188	(7,804)
Chevron Corp.	Call	7/13/17	USD	107.50	130	(2,457)
Alphabet, Inc., Class A	Call	7/14/17	USD	997.50	28	(1,610)
Altria Group, Inc.	Call	7/14/17	USD	76.00	467	(7,939)
Anadarko Petroleum Corp.	Call	7/14/17	USD	52.50	24	(96)
Bank of America Corp.	Call	7/14/17	USD	23.00	205	(28,085)
Bank of America Corp.	Call	7/14/17	USD	23.50	478	(43,976)
BP PLC — ADR	Call	7/14/17	USD	36.00	92	(506)
Cisco Systems, Inc.	Call	7/14/17	USD	31.50	456	(8,664)
D.R. Horton, Inc.	Call	7/14/17	USD	34.00	160	(13,600)
Dow Chemical Co.	Call	7/14/17	USD	65.50	729	(6,925)
Flex Ltd.	Call	7/14/17	USD	16.50	105	(1,995)
Goldman Sachs Group, Inc.	Call	7/14/17	USD	220.00	153	(68,468)
Intel Corp.	Call	7/14/17	USD	36.50	250	(500)
Goodyear Tire & Rubber Co.	Call	7/14/17	USD	36.00	214	(4,280)
Merck & Co., Inc.	Call	7/14/17	USD	64.50	89	(4,761)
Norfolk Southern Corp.	Call	7/14/17	USD	121.00	304	(68,400)
Pfizer, Inc.	Call	7/14/17	USD	33.00	680	(49,980)
Suncor Energy, Inc.	Call	7/14/17	USD	32.00	55	(1,045)
UnitedHealth Group, Inc.	Call	7/14/17	USD	182.50	48	(19,800)
Valero Energy Corp.	Call	7/14/17	USD	66.00	40	(7,760)
Walgreens Boots Alliance, Inc.	Call	7/14/17	USD	82.00	373	(5,968)
Delta Air Lines, Inc.	Call	7/18/17	USD	49.51	518	(254,884)
Qorvo, Inc.	Call	7/18/17	USD	75.55	75	(37)
Activision Blizzard, Inc.	Call	7/21/17	USD	60.00	256	(15,488)
Alphabet, Inc., Class A	Call	7/21/17	USD	945.00	27	(30,375)
Alphabet, Inc., Class A	Call	7/21/17	USD	950.00	14	(14,280)
Amdocs Ltd.	Call	7/21/17	USD	65.00	247	(17,290)
Anthem, Inc.	Call	7/21/17	USD	190.00	17	(3,995)
Apple, Inc.	Call	7/21/17	USD	149.00	333	(27,639)
Avery Dennison Corp.	Call	7/21/17	USD	85.00	185	(60,588)
Avery Dennison Corp.	Call	7/21/17	USD	90.00	61	(3,507)
Bank of America Corp.	Call	7/21/17	USD	23.00	665	(95,428)
Bank of America Corp.	Call	7/21/17	USD	25.00	187	(5,142)
Baxter International, Inc.	Call	7/21/17	USD	57.50	562	(186,865)
Biogen, Inc.	Call	7/21/17	USD	265.00	174	(167,910)
BP PLC — ADR	Call	7/21/17	USD	36.00	175	(2,187)
BP PLC — ADR	Call	7/21/17	USD	37.00	61	(244)
Carnival Corp.	Call	7/21/17	USD	62.50	510	(173,400)
CDW Corp.	Call	7/21/17	USD	65.00	350	(11,375)
Chevron Corp.	Call	7/21/17	USD	110.00	162	(1,620)
Cisco Systems, Inc.	Call	7/21/17	USD	32.00	307	(4,451)
Citigroup, Inc.	Call	7/21/17	USD	62.50	162	(76,140)
Comcast Corp., Class A	Call	7/21/17	USD	38.75	522	(44,370)
CVS Health Corp.	Call	7/21/17	USD	80.00	254	(39,370)
D.R. Horton, Inc.	Call	7/21/17	USD	34.00	305	(29,128)
Dell Technologies, Inc., Class V	Call	7/21/17	USD	65.00	285	(5,700)

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Dell Technologies, Inc., Class V	Call	7/21/17	USD	70.00	45	$(450)
Dow Chemical Co.	Call	7/21/17	USD	64.00	99	(5,742)
EMCOR Group, Inc.	Call	7/21/17	USD	65.00	114	(21,660)
FirstEnergy Corp.	Call	7/21/17	USD	29.00	225	(11,812)
FirstEnergy Corp.	Call	7/21/17	USD	30.00	711	(10,665)
Flex Ltd.	Call	7/21/17	USD	17.00	924	(9,702)
Gilead Sciences, Inc.	Call	7/21/17	USD	67.50	462	(168,630)
Goodyear Tire & Rubber Co.	Call	7/21/17	USD	36.00	300	(9,750)
Home Depot, Inc.	Call	7/21/17	USD	160.00	172	(4,128)
Humana, Inc.	Call	7/21/17	USD	235.00	98	(79,870)
Laboratory Corp. of America Holdings	Call	7/21/17	USD	145.00	75	(73,875)
Lam Research Corp.	Call	7/21/17	USD	160.00	125	(2,187)
Lear Corp.	Call	7/21/17	USD	145.00	70	(11,900)
Lennar Corp., Class A	Call	7/21/17	USD	55.00	175	(5,512)
Lowe’s Cos., Inc.	Call	7/21/17	USD	80.00	120	(5,820)
Merck & Co., Inc.	Call	7/21/17	USD	65.00	56	(3,416)
Microsoft Corp.	Call	7/21/17	USD	70.00	295	(32,745)
Norfolk Southern Corp.	Call	7/21/17	USD	125.00	160	(15,200)
Oracle Corp.	Call	7/21/17	USD	46.00	418	(175,560)
Packaging Corp. of America	Call	7/21/17	USD	110.00	136	(39,440)
Pfizer, Inc.	Call	7/21/17	USD	33.00	26	(2,067)
Qorvo, Inc.	Call	7/21/17	USD	75.00	150	(1,500)
Rio Tinto PLC — ADR	Call	7/21/17	USD	42.50	340	(34,000)
SLM Corp.	Call	7/21/17	USD	11.00	1,370	(92,475)
Stanley Black & Decker, Inc.	Call	7/21/17	USD	140.00	399	(100,748)
Statoil ASA — ADR	Call	7/21/17	USD	17.70	392	(1,530)
SunTrust Bank, Inc.	Call	7/21/17	USD	55.00	210	(51,135)
U.S. Bancorp	Call	7/21/17	USD	52.50	896	(58,688)
UnitedHealth Group, Inc.	Call	7/21/17	USD	180.00	63	(45,833)
UnitedHealth Group, Inc.	Call	7/21/17	USD	185.00	49	(18,253)
Valero Energy Corp.	Call	7/21/17	USD	65.00	59	(17,494)
Valero Energy Corp.	Call	7/21/17	USD	67.50	15	(1,830)
Walgreens Boots Alliance, Inc.	Call	7/21/17	USD	82.50	150	(3,150)
Dell Technologies, Inc., Class V	Call	7/24/17	USD	62.01	134	(15,184)
Activision Blizzard, Inc.	Call	7/28/17	USD	57.00	235	(49,233)
Alphabet, Inc., Class A	Call	7/28/17	USD	962.50	28	(46,620)
Bank of America Corp.	Call	7/28/17	USD	24.00	507	(41,067)
BP PLC — ADR	Call	7/28/17	USD	36.00	87	(1,566)
Chevron Corp.	Call	7/28/17	USD	108.00	107	(6,366)
Cisco Systems, Inc.	Call	7/28/17	USD	32.00	203	(4,466)
Citigroup, Inc.	Call	7/28/17	USD	65.00	24	(6,540)
Cognizant Technology Solutions Corp.	Call	7/28/17	USD	66.50	182	(23,660)
Comcast Corp., Class A	Call	7/28/17	USD	40.00	776	(42,292)
CVS Health Corp.	Call	7/28/17	USD	78.00	218	(66,272)
D.R. Horton, Inc.	Call	7/28/17	USD	34.50	280	(27,440)
Delta Air Lines, Inc.	Call	7/28/17	USD	52.00	128	(33,856)
Dow Chemical Co.	Call	7/28/17	USD	65.00	300	(18,750)
Flex Ltd.	Call	7/28/17	USD	17.00	105	(2,572)
Goodyear Tire & Rubber Co.	Call	7/28/17	USD	34.00	365	(62,963)
Hartford Financial Services Group, Inc.	Call	7/28/17	USD	53.00	400	(38,600)
Home Depot, Inc.	Call	7/28/17	USD	157.50	172	(15,910)
JPMorgan Chase & Co.	Call	7/28/17	USD	89.00	292	(89,498)
JPMorgan Chase & Co.	Call	7/28/17	USD	91.50	385	(60,830)
Marathon Oil Corp.	Call	7/28/17	USD	13.00	130	(1,820)
Merck & Co., Inc.	Call	7/28/17	USD	66.50	34	(1,547)
Microsoft Corp.	Call	7/28/17	USD	70.00	345	(43,815)
Microsoft Corp.	Call	7/28/17	USD	70.50	700	(74,200)
Norfolk Southern Corp.	Call	7/28/17	USD	120.00	50	(21,750)
Pfizer, Inc.	Call	7/28/17	USD	32.50	411	(52,814)
Pfizer, Inc.	Call	7/28/17	USD	34.50	146	(2,044)
Suncor Energy, Inc.	Call	7/28/17	USD	30.50	1,297	(36,316)
U.S. Bancorp	Call	7/28/17	USD	52.00	56	(5,936)
UnitedHealth Group, Inc.	Call	7/28/17	USD	182.50	170	(96,475)
UnitedHealth Group, Inc.	Call	7/28/17	USD	185.00	49	(20,703)
Urban Outfitters, Inc.	Call	7/28/17	USD	19.00	262	(13,755)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	33

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Valero Energy Corp.	Call	7/28/17	USD	65.50	20	$(5,800)
Wal-Mart Stores, Inc.	Call	7/28/17	USD	77.00	248	(16,244)
Cisco Systems, Inc.	Call	7/31/17	USD	32.25	503	(11,701)
Pfizer, Inc.	Call	7/31/17	USD	34.25	144	(2,431)
SunTrust Bank, Inc.	Call	7/31/17	USD	57.50	132	(19,141)
Public Service Enterprise Group, Inc.	Call	8/01/17	USD	44.40	132	(3,415)
Activision Blizzard, Inc.	Call	8/04/17	USD	59.00	235	(39,363)
Alphabet, Inc., Class A	Call	8/04/17	USD	965.00	14	(24,710)
Anadarko Petroleum Corp.	Call	8/04/17	USD	47.50	23	(2,104)
Apple, Inc.	Call	8/04/17	USD	150.00	219	(43,910)
Biogen, Inc.	Call	8/04/17	USD	280.00	98	(56,840)
BP PLC — ADR	Call	8/04/17	USD	35.00	174	(11,310)
Carnival Corp.	Call	8/04/17	USD	66.50	358	(41,170)
Chevron Corp.	Call	8/04/17	USD	107.00	122	(13,359)
Cisco Systems, Inc.	Call	8/04/17	USD	32.00	252	(6,804)
Citigroup, Inc.	Call	8/04/17	USD	65.50	34	(8,347)
CVS Health Corp.	Call	8/04/17	USD	82.50	218	(16,677)
D.R. Horton, Inc.	Call	8/04/17	USD	34.50	316	(35,866)
Dow Chemical Co.	Call	8/04/17	USD	64.50	10	(845)
Flex Ltd.	Call	8/04/17	USD	17.00	104	(3,120)
Gilead Sciences, Inc.	Call	8/04/17	USD	72.50	544	(81,056)
Home Depot, Inc.	Call	8/04/17	USD	155.00	166	(36,188)
Intel Corp.	Call	8/04/17	USD	35.00	247	(10,003)
JPMorgan Chase & Co.	Call	8/04/17	USD	92.50	385	(48,895)
Lowe’s Cos., Inc.	Call	8/04/17	USD	79.50	215	(20,210)
Marathon Oil Corp.	Call	8/04/17	USD	12.00	164	(8,938)
Merck & Co., Inc.	Call	8/04/17	USD	65.00	34	(3,536)
Microsoft Corp.	Call	8/04/17	USD	70.50	212	(25,758)
Norfolk Southern Corp.	Call	8/04/17	USD	119.00	111	(57,720)
Suncor Energy, Inc.	Call	8/04/17	USD	29.50	123	(9,102)
Urban Outfitters, Inc.	Call	8/04/17	USD	18.00	310	(34,875)
Valero Energy Corp.	Call	8/04/17	USD	68.50	26	(3,601)
Wal-Mart Stores, Inc.	Call	8/04/17	USD	77.00	155	(12,865)
Comcast Corp., Class A	Call	8/09/17	USD	39.90	131	(9,043)
Anadarko Petroleum Corp.	Call	8/11/17	USD	46.50	66	(9,438)
Apple, Inc.	Call	8/11/17	USD	146.00	373	(151,811)
Bank of America Corp.	Call	8/11/17	USD	25.00	1,175	(55,813)
Carnival Corp.	Call	8/11/17	USD	66.00	510	(79,050)
Cisco Systems, Inc.	Call	8/11/17	USD	32.00	251	(8,534)
Citigroup, Inc.	Call	8/11/17	USD	68.00	35	(4,025)
Cognizant Technology Solutions Corp., Class A	Call	8/11/17	USD	66.50	440	(94,600)
Dow Chemical Co.	Call	8/11/17	USD	64.50	151	(14,194)
JPMorgan Chase & Co.	Call	8/11/17	USD	91.50	186	(35,898)
Lowe’s Cos., Inc.	Call	8/11/17	USD	77.50	298	(58,408)
Microsoft Corp.	Call	8/11/17	USD	70.41	140	(19,175)
Urban Outfitters, Inc.	Call	8/11/17	USD	19.50	280	(14,560)
Activision Blizzard, Inc.	Call	8/18/17	USD	60.00	270	(46,305)
Aetna, Inc.	Call	8/18/17	USD	155.00	43	(12,449)
Alphabet, Inc., Class A	Call	8/18/17	USD	1,000.00	28	(28,700)
Anadarko Petroleum Corp.	Call	8/18/17	USD	50.00	11	(610)
Anthem, Inc.	Call	8/18/17	USD	200.00	37	(5,920)
Apple, Inc.	Call	8/18/17	USD	150.00	333	(81,086)
Bank of America Corp.	Call	8/18/17	USD	24.00	507	(50,954)
BP PLC — ADR	Call	8/18/17	USD	36.00	180	(6,030)
Centene Corp.	Call	8/18/17	USD	80.00	461	(172,875)
Citigroup, Inc.	Call	8/18/17	USD	65.00	5	(1,477)
Cognizant Technology Solutions Corp.	Call	8/18/17	USD	67.91	311	(49,623)
D.R. Horton, Inc.	Call	8/18/17	USD	34.00	140	(21,210)
D.R. Horton, Inc.	Call	8/18/17	USD	35.00	140	(13,160)
Delta Air Lines, Inc.	Call	8/18/17	USD	55.00	518	(68,894)
EMCOR Group, Inc.	Call	8/18/17	USD	65.00	78	(20,280)
FirstEnergy Corp.	Call	8/18/17	USD	30.00	310	(10,850)
Flex Ltd.	Call	8/18/17	USD	17.00	105	(3,622)
Goodyear Tire & Rubber Co.	Call	8/18/17	USD	35.00	262	(35,370)
Humana, Inc.	Call	8/18/17	USD	240.00	50	(42,250)

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Intel Corp.	Call	8/18/17	USD	36.30	364	$(7,649)
JPMorgan Chase & Co.	Call	8/18/17	USD	90.00	244	(70,272)
Lear Corp.	Call	8/18/17	USD	145.00	63	(24,570)
Lowe’s Cos., Inc.	Call	8/18/17	USD	82.50	305	(15,555)
Marathon Oil Corp.	Call	8/18/17	USD	13.00	127	(3,683)
McKesson Corp.	Call	8/18/17	USD	165.00	92	(50,140)
Merck & Co., Inc.	Call	8/18/17	USD	65.00	147	(18,743)
Microsoft Corp.	Call	8/18/17	USD	72.50	311	(23,636)
Regions Financial Corp.	Call	8/18/17	USD	14.60	456	(30,006)
Rio Tinto PLC — ADR	Call	8/18/17	USD	42.50	170	(24,990)
SLM Corp.	Call	8/18/17	USD	11.00	500	(42,750)
SLM Corp.	Call	8/18/17	USD	12.00	250	(8,250)
Southwest Airlines Co.	Call	8/18/17	USD	62.10	74	(18,796)
Suncor Energy, Inc.	Call	8/18/17	USD	31.00	78	(2,730)
SunTrust Bank, Inc.	Call	8/18/17	USD	56.82	131	(23,187)
TOTAL SA — ADR	Call	8/18/17	USD	51.25	454	(29,943)
Urban Outfitters, Inc.	Call	8/18/17	USD	20.00	281	(18,265)
WABCO Holdings, Inc	Call	8/18/17	USD	130.00	55	(17,710)
Citigroup, Inc.	Call	8/25/17	USD	63.95	113	(44,840)
Comcast Corp., Class A	Call	8/30/17	USD	41.22	497	(26,804)
Pfizer, Inc.	Call	9/01/17	USD	34.17	325	(13,820)
Altria Group, Inc.	Call	9/15/17	USD	76.42	345	(36,129)
Citigroup, Inc.	Call	9/15/17	USD	67.50	25	(4,925)
Comcast Corp., Class A	Call	9/15/17	USD	41.25	522	(31,581)
Oracle Corp.	Call	9/15/17	USD	51.30	418	(44,387)
Pfizer, Inc.	Call	9/15/17	USD	34.00	814	(46,398)
Total						$(6,800,610)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Baxter International, Inc.	Call	Bank of America N.A.	07/06/17	USD	56.46	14,200	$(59,558)
Lear Corp.	Call	Goldman Sachs International	07/06/17	USD	146.63	11,700	(2,781)
SunTrust Bank, Inc.	Call	Goldman Sachs International	07/06/17	USD	57.22	41,500	(22,875)
CDW Corp.	Call	Société Générale	07/07/17	USD	59.65	19,400	(58,510)
Packaging Corp. of America	Call	Deutsche Bank AG	07/07/17	USD	99.50	6,200	(73,871)
Regions Financial Corp.	Call	UBS AG	07/07/17	USD	14.42	25,100	(9,672)
Amdocs Ltd.	Call	JPMorgan Chase Bank N.A.	07/10/17	USD	63.50	25,000	(32,360)
Laboratory Corp. of America Holdings	Call	Deutsche Bank AG	07/11/17	USD	139.81	11,000	(158,898)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	07/11/17	USD	43.54	31,000	(7,098)
Humana, Inc.	Call	Barclays Bank PLC	07/12/17	USD	228.00	11,300	(148,616)
Rio Tinto PLC — ADR	Call	Barclays Bank PLC	07/13/17	USD	41.68	10,200	(12,473)
Robert Half International, Inc.	Call	Barclays Bank PLC	07/13/17	USD	47.77	40,000	(51,318)
Regions Financial Corp.	Call	Citibank N.A.	07/14/17	USD	14.43	42,300	(20,409)
SLM Corp.	Call	Morgan Stanley & Co. International PLC	07/14/17	USD	10.87	87,000	(62,089)
SunTrust Bank, Inc.	Call	Barclays Bank PLC	07/14/17	USD	56.55	20,800	(26,695)
WABCO Holdings, Inc	Call	Bank of America N.A.	07/14/17	USD	123.00	5,600	(32,822)
Robert Half International, Inc.	Call	Barclays Bank PLC	07/25/17	USD	48.38	15,500	(22,856)
Statoil ASA — ADR	Call	JPMorgan Chase Bank N.A.	07/26/17	USD	17.29	31,900	(4,926)
BP PLC — ADR	Call	UBS AG	07/31/17	USD	35.85	10,900	(1,670)
BP PLC — ADR	Call	UBS AG	07/31/17	USD	36.53	8,800	(980)
Pfizer, Inc.	Call	Citibank N.A.	07/31/17	USD	33.32	41,200	(28,086)
Packaging Corp. of America	Call	Bank of America N.A.	08/02/17	USD	100.00	20,000	(239,709)
Regions Financial Corp.	Call	Barclays Bank PLC	08/02/17	USD	14.09	42,200	(36,607)
Flex Ltd.	Call	Citibank N.A.	08/10/17	USD	17.26	47,500	(12,712)
SLM Corp.	Call	Citibank N.A.	08/10/17	USD	10.80	62,900	(64,637)
Rio Tinto PLC — ADR	Call	UBS AG	08/11/17	USD	41.83	17,300	(18,238)
Total							$(1,210,466)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	35

Schedule of Investments (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	1,129,789	$8,212,203
Options written	3,109,166	31,004,653
Options exercised	(10,682)	(5,957,395)
Options expired	(1,069,231)	(76,895)
Options closed	(2,403,303)	(25,705,810)

Outstanding options, end of period	755,739	$7,476,756

As of period end, the value of portfolio securities subject to covered call options written was $380,711,463.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$8,011,076	—	—	—	$8,011,076

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$529,712	—	—	—	$529,712
Options purchased[1]	—	—	(84)	—	—	—	(84)
Options written	—	—	(11,633,153)	—	—	—	(11,633,153)

Total	—	—	$(11,103,525)	—	—	—	$(11,103,525)

[1] Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Futures contracts	—	—	$128,627	—	—	—	$128,627
Options written	—	—	1,555,959	—	—	—	1,555,959

Total	—	—	$1,684,586	—	—	—	$1,684,586

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,193,031
Options:
Average market value of option contracts purchased	$68	[1]
Average value of option contracts written	$7,150,396
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$8,011,076

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(6,800,610)

Total derivative assets and liabilities subject to an MNA	—	$1,210,466

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$332,089	—	—	—	$332,089
Barclays Bank PLC	298,565	—	—	$(5,000)	293,565
Citibank N.A.	125,844	—	$(119,537)	—	6,307
Deutsche Bank AG	232,769	—	—	(70,000)	162,769
Goldman Sachs International	25,656	—	—	—	25,656
JPMorgan Chase Bank N.A.	37,286	—	—	—	37,286
Morgan Stanley & Co. International PLC	69,187	—	(69,187)	—	—
Société Générale	58,510	—	—	—	58,510
UBS AG	30,560	—	(30,560)	—	—

Total	$1,210,466	—	$(219,284)	$(75,000)	$916,182

[1] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]    Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivatives financial instruments. For information about the Trust’s policy regarding valuation of investments and derivatives financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$709,485,627	—	—	$709,485,627
Short-Term Securities	815,956	—	—	815,956

Total	$710,301,583	—	—	$710,301,583

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(6,014,152)	$(1,996,924)	—	$(8,011,076)
[1] See above Schedule of Investments for values in each industry.
[2] Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	37

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.9%
Lockheed Martin Corp. (a)	81,930	$22,744,587
Northrop Grumman Corp. (a)	108,800	27,930,048

		50,674,635
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Class B (a)	109,170	12,073,110
Banks — 18.0%
Bank of America Corp. (a)(b)	2,802,680	67,993,017
Citigroup, Inc. (a)	1,047,020	70,024,698
JPMorgan Chase & Co. (a)(b)	838,228	76,614,039
KeyCorp (a)	585,860	10,979,016
SunTrust Banks, Inc. (a)	337,240	19,128,253
U.S. Bancorp (a)	532,143	27,628,865
Wells Fargo & Co. (a)	869,791	48,195,119

		320,563,007
Beverages — 1.7%
Coca-Cola Co. (a)	283,760	12,726,636
Diageo PLC — ADR	613,300	18,124,084

		30,850,720
Capital Markets — 3.6%
Goldman Sachs Group, Inc. (a)	107,120	23,769,928
Invesco Ltd. (a)	251,864	8,863,094
Morgan Stanley & Co. LLC (a)	718,670	32,023,935

		64,656,957
Chemicals — 3.2%
Dow Chemical Co. (a)	817,000	51,528,190
Praxair, Inc. (a)	41,900	5,553,845

		57,082,035
Communications Equipment — 0.8%
Motorola Solutions, Inc. (a)	171,600	14,884,584
Diversified Telecommunication Services — 1.5%
BCE, Inc. (a)	103,700	4,670,648
Verizon Communications, Inc. (a)	503,600	22,490,776

		27,161,424
Electric Utilities — 3.0%
Exelon Corp. (a)	300,100	10,824,607
FirstEnergy Corp. (a)	464,075	13,532,427
NextEra Energy, Inc. (a)	211,150	29,588,449

		53,945,483
Energy Equipment & Services — 0.4%
Halliburton Co. (a)	164,300	7,017,253
Food & Staples Retailing — 0.8%
Kroger Co. (a)	595,990	13,898,487
Food Products — 0.3%
Mondelez International, Inc., Class A (a)	132,225	5,710,798
Health Care Equipment & Supplies — 1.0%
Becton Dickinson & Co. (a)	66,700	13,013,837
Smith & Nephew PLC	304,550	5,259,117

		18,272,954
Health Care Providers & Services — 7.5%
Aetna, Inc. (a)	249,056	37,814,173
Anthem, Inc. (a)	221,710	41,710,302
Cardinal Health, Inc. (a)	49,060	3,822,755
McKesson Corp. (a)	95,880	15,776,095
Quest Diagnostics, Inc. (a)	128,330	14,265,163
UnitedHealth Group, Inc. (a)	104,500	19,376,390

		132,764,878
Hotels, Restaurants & Leisure — 0.0%
Hilton Worldwide Holdings, Inc.	10,241	633,406

Common Stocks	Shares	Value
Household Products — 1.0%
Procter & Gamble Co. (a)	209,320	$18,242,238
Industrial Conglomerates — 6.0%
3M Co. (a)	63,200	13,157,608
General Electric Co. (a)	1,498,000	40,460,980
Honeywell International, Inc. (a)	189,600	25,271,784
Koninklijke Philips NV	769,060	27,377,517

		106,267,889
Insurance — 6.7%
Allstate Corp. (a)	96,000	8,490,240
American International Group, Inc. (a)	571,320	35,718,926
Marsh & McLennan Cos., Inc. (a)	171,547	13,373,804
MetLife, Inc. (a)	478,500	26,288,790
Prudential Financial, Inc. (a)	217,900	23,563,706
Travelers Cos., Inc. (a)	95,700	12,108,921

		119,544,387
Machinery — 0.3%
Pentair PLC (a)	72,400	4,817,496
Media — 2.5%
Comcast Corp., Class A (a)	762,770	29,687,009
Publicis Groupe SA	188,010	14,012,949

		43,699,958
Multi-Utilities — 2.3%
Dominion Resources, Inc. (a)	157,100	12,038,573
PG&E Corp. (a)	199,400	13,234,178
Public Service Enterprise Group, Inc. (a)	378,600	16,283,586

		41,556,337
Multiline Retail — 0.8%
Dollar General Corp. (a)	202,847	14,623,240
Oil, Gas & Consumable Fuels — 10.7%
Anadarko Petroleum Corp. (a)	81,600	3,699,744
Chevron Corp. (a)	241,100	25,153,963
Enbridge, Inc. (a)	189,699	7,551,917
Exxon Mobil Corp. (a)	187,400	15,128,802
Hess Corp. (a)	411,110	18,035,396
Marathon Oil Corp. (a)	682,660	8,089,521
Marathon Petroleum Corp. (a)	279,400	14,621,002
Occidental Petroleum Corp. (a)	453,500	27,151,045
Royal Dutch Shell PLC — ADR, Class A (a)	299,330	15,921,363
Suncor Energy, Inc. (a)	961,240	28,068,208
TOTAL SA — ADR (a)	526,600	26,114,094

		189,535,055
Paper & Forest Products — 0.6%
International Paper Co. (a)	177,700	10,059,597
Personal Products — 1.3%
Unilever NV — NY Shares (a)	426,900	23,594,763
Pharmaceuticals — 8.1%
AstraZeneca PLC	482,236	32,301,864
Johnson & Johnson (a)	84,600	11,191,734
Merck & Co., Inc. (a)	607,500	38,934,675
Pfizer, Inc. (a)(b)	1,856,990	62,376,294

		144,804,567
Professional Services — 1.4%
Experian PLC	723,400	14,846,218
Nielsen Holdings PLC (a)	260,150	10,057,399

		24,903,617
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co. (a)	220,200	7,376,700
Road & Rail — 0.6%
Union Pacific Corp. (a)	96,000	10,455,360

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment — 4.0%
QUALCOMM, Inc. (a)	189,300	$10,453,146
Samsung Electronics Co. Ltd. — GDR (c)	32,600	33,798,562
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR (a)	740,700	25,894,872

		70,146,580
Software — 5.4%
Constellation Software, Inc.	7,300	3,818,933
Microsoft Corp. (a)	522,330	36,004,207
Oracle Corp. (a)	1,111,700	55,740,638

		95,563,778
Specialty Retail — 1.3%
Gap, Inc. (a)	323,200	7,107,168
Home Depot, Inc. (a)	106,400	16,321,760

		23,428,928
Technology Hardware, Storage & Peripherals — 0.5%
Lenovo Group Ltd.	13,220,000	8,343,562
Tobacco — 0.9%
Altria Group, Inc. (a)	105,290	7,840,946
Philip Morris International, Inc. (a)	69,800	8,198,010

		16,038,956

Common Stocks	Shares	Value
Wireless Telecommunication Services — 0.6%
SK Telecom Co. Ltd. — ADR (a)	400,700	$10,285,969
Total Long-Term Investments (Cost — $1,356,693,370) — 100.8%		1,793,478,708

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)(e)	1,218,990	1,218,990
Total Short-Term Securities (Cost — $1,218,990) — 0.1%		1,218,990
Total Investments Before Options Written (Cost — $1,357,912,360) — 100.9%		1,794,697,698

Options Written (Premiums Received — $17,058,110) — (1.1)%		(18,689,806)
Total Investments, Net of Options Written (Cost — $1,340,854,250) — 99.8%		1,776,007,892
Other Assets Less Liabilities — 0.2%		2,974,279

Net Assets — 100.0%		$1,778,982,171

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Current yield as of period end.

(e)	During the period ended June 30, 2017, investments in issuers considered to be an affiliate of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	3,630,472	(2,411,482)	1,218,990	$1,218,990	$22,544		—	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	1,508	[1]	—	—
Total				$1,218,990	$24,052		—	—

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
JPMorgan Chase & Co.	Call	7/06/17	USD	87.50	292	$(101,266)
Marathon Oil Corp.	Call	7/06/17	USD	15.50	188	—
Anthem, Inc.	Call	7/07/17	USD	182.50	383	(219,268)
Bank of America Corp.	Call	7/07/17	USD	24.00	1,217	(51,723)
Bank of America Corp.	Call	7/07/17	USD	24.25	949	(31,464)
Chevron Corp.	Call	7/07/17	USD	107.00	309	(1,390)
Citigroup, Inc.	Call	7/07/17	USD	61.00	499	(303,143)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	39

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Citigroup, Inc.	Call	7/07/17	USD	61.50	331	$(180,395)
Enbridge, Inc.	Call	7/07/17	USD	38.98	463	(48,351)
Exxon Mobil Corp.	Call	7/07/17	USD	82.00	116	(1,160)
General Electric Co.	Call	7/07/17	USD	28.50	114	(228)
General Electric Co.	Call	7/07/17	USD	29.00	1,704	(1,704)
Goldman Sachs Group, Inc.	Call	7/07/17	USD	225.00	279	(20,785)
KeyCorp	Call	7/07/17	USD	18.50	360	(13,680)
Lockheed Martin Corp.	Call	7/07/17	USD	282.50	96	(2,640)
Marathon Oil Corp.	Call	7/07/17	USD	14.00	608	(1,216)
Marathon Petroleum Corp.	Call	7/07/17	USD	53.00	566	(23,780)
Merck & Co., Inc.	Call	7/07/17	USD	64.50	457	(13,938)
MetLife, Inc.	Call	7/07/17	USD	52.00	513	(155,952)
Mondelez International, Inc., Class A	Call	7/07/17	USD	47.00	153	(1,377)
Morgan Stanley & Co. LLC	Call	7/07/17	USD	43.00	518	(85,988)
Northrop Grumman Corp.	Call	7/07/17	USD	257.50	181	(21,267)
Occidental Petroleum Corp.	Call	7/07/17	USD	61.50	120	(1,140)
Royal Dutch Shell PLC — ADR, Class A	Call	7/07/17	USD	55.95	587	(274)
Suncor Energy, Inc.	Call	7/07/17	USD	31.50	253	(8,855)
U.S. Bancorp	Call	7/07/17	USD	53.00	355	(2,485)
Union Pacific Corp.	Call	7/07/17	USD	110.00	123	(4,858)
Union Pacific Corp.	Call	7/07/17	USD	111.00	124	(2,108)
UnitedHealth Group, Inc.	Call	7/07/17	USD	177.50	94	(75,905)
Verizon Communications, Inc.	Call	7/07/17	USD	45.50	122	(244)
Wells Fargo & Co.	Call	7/07/17	USD	53.50	1,453	(293,506)
Wells Fargo & Co.	Call	7/07/17	USD	55.00	449	(34,573)
Weyerhaeuser Co.	Call	7/07/17	USD	33.50	403	(12,090)
Becton Dickinson & Co.	Call	7/10/17	USD	187.00	239	(203,947)
Bank of America Corp.	Call	7/11/17	USD	24.25	476	(19,759)
Exelon Corp.	Call	7/12/17	USD	36.51	499	(11,165)
Chevron Corp.	Call	7/13/17	USD	107.50	308	(5,822)
Altria Group, Inc.	Call	7/14/17	USD	76.00	275	(4,675)
American International Group, Inc.	Call	7/14/17	USD	64.00	463	(7,871)
Anadarko Petroleum Corp.	Call	7/14/17	USD	52.50	99	(396)
Bank of America Corp.	Call	7/14/17	USD	23.00	667	(91,379)
Bank of America Corp.	Call	7/14/17	USD	23.50	1,282	(117,944)
Dow Chemical Co.	Call	7/14/17	USD	65.50	743	(7,058)
Exxon Mobil Corp.	Call	7/14/17	USD	81.00	263	(17,095)
General Electric Co.	Call	7/14/17	USD	28.00	1,030	(4,120)
General Electric Co.	Call	7/14/17	USD	28.50	82	(123)
Goldman Sachs Group, Inc.	Call	7/14/17	USD	220.00	94	(42,065)
Merck & Co., Inc.	Call	7/14/17	USD	64.50	855	(45,743)
Mondelez International, Inc., Class A	Call	7/14/17	USD	46.50	157	(706)
Morgan Stanley & Co. LLC	Call	7/14/17	USD	45.50	291	(9,748)
Pfizer, Inc.	Call	7/14/17	USD	33.00	1,190	(87,465)
Philip Morris International, Inc.	Call	7/14/17	USD	123.00	174	(1,566)
Suncor Energy, Inc.	Call	7/14/17	USD	32.00	253	(4,807)
Union Pacific Corp.	Call	7/14/17	USD	111.00	233	(11,650)
United Parcel Service, Class B	Call	7/14/17	USD	109.00	190	(41,895)
UnitedHealth Group, Inc.	Call	7/14/17	USD	182.50	144	(59,400)
Verizon Communications, Inc.	Call	7/14/17	USD	47.00	427	(640)
Wells Fargo & Co.	Call	7/14/17	USD	52.00	1,361	(500,168)
Weyerhaeuser Co.	Call	7/14/17	USD	34.00	53	(1,192)
Marsh & McLennan Cos., Inc.	Call	7/20/17	USD	78.50	394	(38,516)
Pentair PLC	Call	7/20/17	USD	67.00	294	(27,051)
3M Co.	Call	7/21/17	USD	200.00	60	(54,300)
3M Co.	Call	7/21/17	USD	206.40	193	(86,561)
Aetna, Inc.	Call	7/21/17	USD	140.00	340	(400,350)
Allstate Corp.	Call	7/21/17	USD	86.10	480	(145,302)
American International Group, Inc.	Call	7/21/17	USD	62.50	214	(18,511)
Anthem, Inc.	Call	7/21/17	USD	190.00	263	(61,805)
Bank of America Corp.	Call	7/21/17	USD	23.00	335	(48,073)
Bank of America Corp.	Call	7/21/17	USD	25.00	475	(13,062)
Chevron Corp.	Call	7/21/17	USD	110.00	335	(3,350)
Citigroup, Inc.	Call	7/21/17	USD	62.50	1,122	(527,340)
Comcast Corp., Class A	Call	7/21/17	USD	38.75	863	(73,355)

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Dominion Resources, Inc.	Call	7/21/17	USD	80.00	1,211	$(12,110)
Dow Chemical Co.	Call	7/21/17	USD	64.00	317	(18,386)
Enbridge, Inc.	Call	7/21/17	USD	40.00	485	(29,100)
Exelon Corp.	Call	7/21/17	USD	37.00	187	(2,805)
Exxon Mobil Corp.	Call	7/21/17	USD	80.00	243	(35,842)
Exxon Mobil Corp.	Call	7/21/17	USD	85.00	208	(1,144)
FirstEnergy Corp.	Call	7/21/17	USD	29.00	550	(28,875)
FirstEnergy Corp.	Call	7/21/17	USD	30.00	1,021	(15,315)
Gap, Inc.	Call	7/21/17	USD	24.00	880	(4,840)
Hess Corp.	Call	7/21/17	USD	52.50	459	(918)
Home Depot, Inc.	Call	7/21/17	USD	160.00	157	(3,768)
Honeywell International, Inc.	Call	7/21/17	USD	132.05	328	(98,012)
Invesco Ltd.	Call	7/21/17	USD	33.00	741	(179,693)
Invesco Ltd.	Call	7/21/17	USD	35.00	644	(48,300)
Johnson & Johnson	Call	7/21/17	USD	127.52	272	(150,970)
KeyCorp	Call	7/21/17	USD	18.00	255	(24,097)
Kroger Co.	Call	7/21/17	USD	24.00	740	(25,900)
Kroger Co.	Call	7/21/17	USD	31.00	109	(545)
Marathon Petroleum Corp.	Call	7/21/17	USD	52.50	311	(35,765)
McKesson Corp.	Call	7/21/17	USD	162.25	60	(25,238)
Merck & Co., Inc.	Call	7/21/17	USD	65.00	447	(27,267)
MetLife, Inc.	Call	7/21/17	USD	52.50	315	(86,625)
Microsoft Corp.	Call	7/21/17	USD	70.00	643	(71,373)
Mondelez International, Inc., Class A	Call	7/21/17	USD	46.00	175	(2,712)
Morgan Stanley & Co. LLC	Call	7/21/17	USD	43.00	498	(102,339)
Motorola Solutions, Inc.	Call	7/21/17	USD	85.00	429	(117,761)
NextEra Energy, Inc.	Call	7/21/17	USD	140.00	186	(37,200)
NextEra Energy, Inc.	Call	7/21/17	USD	145.00	243	(6,075)
Nielsen Holdings PLC	Call	7/21/17	USD	40.00	711	(24,885)
Northrop Grumman Corp.	Call	7/21/17	USD	256.30	179	(64,509)
Oracle Corp.	Call	7/21/17	USD	45.00	1,015	(527,800)
Oracle Corp.	Call	7/21/17	USD	46.00	262	(110,040)
Pfizer, Inc.	Call	7/21/17	USD	33.00	1,416	(112,572)
Pfizer, Inc.	Call	7/21/17	USD	34.00	814	(17,094)
PG&E Corp.	Call	7/21/17	USD	70.00	401	(4,010)
Philip Morris International, Inc.	Call	7/21/17	USD	120.00	175	(16,187)
Praxair, Inc.	Call	7/21/17	USD	130.00	137	(54,115)
Procter & Gamble Co.	Call	7/21/17	USD	87.50	578	(37,859)
Prudential Financial, Inc	Call	7/21/17	USD	110.00	1,255	(138,678)
Public Service Enterprise Group, Inc.	Call	7/21/17	USD	45.00	292	(2,190)
QUALCOMM, Inc.	Call	7/21/17	USD	60.00	300	(6,750)
Quest Diagnostics, Inc.	Call	7/21/17	USD	110.00	409	(74,643)
Royal Dutch Shell PLC — ADR, Class A	Call	7/21/17	USD	55.95	587	(4,808)
SK Telecom Co. Ltd. — ADR	Call	7/21/17	USD	25.00	923	(76,148)
Travelers Cos., Inc.	Call	7/21/17	USD	125.00	237	(66,360)
U.S. Bancorp	Call	7/21/17	USD	52.50	1,577	(103,294)
Unilever NV — NY Shares	Call	7/21/17	USD	57.50	1,300	(32,500)
United Parcel Service, Class B	Call	7/21/17	USD	110.00	140	(25,690)
UnitedHealth Group, Inc.	Call	7/21/17	USD	185.00	142	(52,895)
Verizon Communications, Inc.	Call	7/21/17	USD	46.00	686	(6,517)
Wells Fargo & Co.	Call	7/21/17	USD	52.50	661	(211,520)
Weyerhaeuser Co.	Call	7/21/17	USD	34.00	520	(16,900)
Exxon Mobil Corp.	Call	7/25/17	USD	83.25	118	(2,825)
Exelon Corp.	Call	7/27/17	USD	37.01	312	(6,140)
Honeywell International, Inc.	Call	7/27/17	USD	135.12	310	(45,962)
SK Telecom Co. Ltd. — ADR	Call	7/27/17	USD	25.01	556	(48,118)
American International Group, Inc.	Call	7/28/17	USD	64.00	638	(25,520)
Bank of America Corp.	Call	7/28/17	USD	24.00	1,278	(103,518)
Chevron Corp.	Call	7/28/17	USD	108.00	253	(15,053)
Citigroup, Inc.	Call	7/28/17	USD	65.00	337	(91,833)
Dow Chemical Co.	Call	7/28/17	USD	65.00	962	(60,125)
General Electric Co.	Call	7/28/17	USD	29.50	1,703	(5,109)
Halliburton Co.	Call	7/28/17	USD	44.00	821	(66,501)
Home Depot, Inc.	Call	7/28/17	USD	157.50	200	(18,500)
JPMorgan Chase & Co.	Call	7/28/17	USD	89.00	1,255	(384,658)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
JPMorgan Chase & Co.	Call	7/28/17	USD	91.50	772	$(121,976)
Lockheed Martin Corp.	Call	7/28/17	USD	282.50	159	(44,043)
Marathon Oil Corp.	Call	7/28/17	USD	13.00	563	(7,882)
McKesson Corp.	Call	7/28/17	USD	167.50	62	(18,755)
Merck & Co., Inc.	Call	7/28/17	USD	66.50	414	(18,837)
MetLife, Inc.	Call	7/28/17	USD	52.50	648	(186,948)
Microsoft Corp.	Call	7/28/17	USD	70.00	245	(31,115)
Microsoft Corp.	Call	7/28/17	USD	70.50	496	(52,576)
Mondelez International, Inc., Class A	Call	7/28/17	USD	45.50	176	(5,984)
Morgan Stanley & Co. LLC	Call	7/28/17	USD	46.00	290	(16,095)
Pfizer, Inc.	Call	7/28/17	USD	32.50	339	(43,562)
Pfizer, Inc.	Call	7/28/17	USD	33.00	549	(47,763)
Pfizer, Inc.	Call	7/28/17	USD	33.50	607	(32,474)
Pfizer, Inc.	Call	7/28/17	USD	34.50	408	(5,712)
Procter & Gamble Co.	Call	7/28/17	USD	89.00	98	(2,793)
Public Service Enterprise Group, Inc.	Call	7/28/17	USD	45.01	856	(10,126)
QUALCOMM, Inc.	Call	7/28/17	USD	57.00	215	(22,145)
Suncor Energy, Inc.	Call	7/28/17	USD	30.50	1,293	(36,204)
U.S. Bancorp	Call	7/28/17	USD	52.00	168	(17,808)
United Parcel Service, Class B	Call	7/28/17	USD	112.00	251	(37,023)
UnitedHealth Group, Inc.	Call	7/28/17	USD	182.50	158	(89,665)
UnitedHealth Group, Inc.	Call	7/28/17	USD	185.00	141	(59,573)
Verizon Communications, Inc.	Call	7/28/17	USD	47.00	214	(1,926)
Wells Fargo & Co.	Call	7/28/17	USD	54.50	150	(26,400)
Pfizer, Inc.	Call	7/31/17	USD	34.25	406	(6,855)
PG&E Corp.	Call	7/31/17	USD	68.50	402	(18,190)
SunTrust Bank, Inc.	Call	7/31/17	USD	57.50	426	(61,774)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	Call	7/31/17	USD	36.00	1,151	(63,820)
Unilever NV — NY Shares	Call	7/31/17	USD	56.50	405	(30,980)
Coca-Cola Co.	Call	8/01/17	USD	45.40	615	(26,760)
Public Service Enterprise Group, Inc.	Call	8/01/17	USD	44.40	305	(7,890)
Royal Dutch Shell PLC — ADR, Class A	Call	8/01/17	USD	55.50	154	(3,448)
Royal Dutch Shell PLC — ADR, Class A	Call	8/01/17	USD	53.25	168	(18,357)
Anadarko Petroleum Corp.	Call	8/04/17	USD	47.50	101	(9,241)
Bank of America Corp.	Call	8/04/17	USD	23.50	1,507	(181,594)
Cardinal Health, Inc.	Call	8/04/17	USD	80.50	122	(12,505)
Citigroup, Inc.	Call	8/04/17	USD	65.50	474	(116,367)
Dollar General Corp.	Call	8/04/17	USD	72.50	602	(118,895)
Dow Chemical Co.	Call	8/04/17	USD	64.50	945	(79,853)
Gap, Inc.	Call	8/04/17	USD	23.00	736	(25,024)
Hess Corp.	Call	8/04/17	USD	43.00	853	(207,279)
Home Depot, Inc.	Call	8/04/17	USD	155.00	334	(72,812)
Johnson & Johnson	Call	8/04/17	USD	134.00	277	(44,874)
JPMorgan Chase & Co.	Call	8/04/17	USD	92.50	771	(97,917)
KeyCorp	Call	8/04/17	USD	18.50	1,916	(138,910)
Lockheed Martin Corp.	Call	8/04/17	USD	282.50	154	(50,820)
Marathon Oil Corp.	Call	8/04/17	USD	12.00	1,400	(76,300)
Marathon Petroleum Corp.	Call	8/04/17	USD	51.50	100	(22,250)
Merck & Co., Inc.	Call	8/04/17	USD	65.00	408	(42,432)
Microsoft Corp.	Call	8/04/17	USD	70.50	478	(58,077)
Occidental Petroleum Corp.	Call	8/04/17	USD	62.50	344	(24,596)
Procter & Gamble Co.	Call	8/04/17	USD	90.00	271	(7,452)
QUALCOMM, Inc.	Call	8/04/17	USD	58.00	144	(12,240)
Suncor Energy, Inc.	Call	8/04/17	USD	29.50	830	(61,420)
Union Pacific Corp.	Call	8/04/17	USD	110.00	144	(35,352)
Verizon Communications, Inc.	Call	8/04/17	USD	45.00	855	(47,880)
Weyerhaeuser Co.	Call	8/04/17	USD	34.00	54	(2,970)
Aetna, Inc.	Call	8/08/17	USD	141.90	417	(406,856)
Exelon Corp.	Call	8/08/17	USD	37.01	313	(9,265)
Honeywell International, Inc.	Call	8/08/17	USD	135.12	310	(60,612)
Comcast Corp., Class A	Call	8/09/17	USD	39.90	1,550	(107,001)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	Call	8/09/17	USD	35.78	1,045	(86,321)
American International Group, Inc.	Call	8/11/17	USD	63.00	684	(93,708)
Anadarko Petroleum Corp.	Call	8/11/17	USD	46.50	104	(14,872)
Bank of America Corp.	Call	8/11/17	USD	25.00	4,551	(216,173)

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Citigroup, Inc.	Call	8/11/17	USD	68.00	472	$(54,280)
Dollar General Corp.	Call	8/11/17	USD	72.50	12	(2,520)
Dow Chemical Co.	Call	8/11/17	USD	64.50	483	(45,402)
Goldman Sachs Group, Inc.	Call	8/11/17	USD	232.50	162	(41,958)
Hess Corp.	Call	8/11/17	USD	43.50	743	(173,862)
International Paper Co.	Call	8/11/17	USD	56.00	267	(52,332)
JPMorgan Chase & Co.	Call	8/11/17	USD	91.50	286	(55,198)
KeyCorp	Call	8/11/17	USD	19.00	175	(8,662)
MetLife, Inc.	Call	8/11/17	USD	56.00	404	(44,844)
Microsoft Corp.	Call	8/11/17	USD	70.41	371	(50,814)
United Parcel Service, Inc., Class B	Call	8/11/17	USD	111.00	128	(28,800)
Wells Fargo & Co.	Call	8/11/17	USD	56.00	274	(29,318)
Exxon Mobil Corp.	Call	8/14/17	USD	83.00	156	(8,498)
Coca-Cola Co.	Call	8/15/17	USD	45.40	615	(35,342)
Travelers Cos., Inc.	Call	8/15/17	USD	125.38	385	(136,283)
Praxair, Inc.	Call	8/16/17	USD	135.25	136	(29,834)
3M Co.	Call	8/18/17	USD	212.90	63	(14,656)
Aetna, Inc.	Call	8/18/17	USD	155.00	488	(141,276)
Anadarko Petroleum Corp.	Call	8/18/17	USD	50.00	104	(5,772)
Anthem, Inc.	Call	8/18/17	USD	200.00	129	(20,640)
Bank of America Corp.	Call	8/18/17	USD	24.00	1,276	(128,238)
BCE, Inc.	Call	8/18/17	USD	45.00	251	(21,962)
Cardinal Health, Inc.	Call	8/18/17	USD	82.50	122	(7,930)
Citigroup, Inc.	Call	8/18/17	USD	65.00	229	(67,670)
Dollar General Corp.	Call	8/18/17	USD	75.00	400	(53,000)
Dow Chemical Co.	Call	8/18/17	USD	65.00	473	(48,956)
Exelon Corp.	Call	8/18/17	USD	37.00	189	(8,505)
Exxon Mobil Corp.	Call	8/18/17	USD	85.00	136	(3,604)
FirstEnergy Corp.	Call	8/18/17	USD	29.00	448	(35,840)
FirstEnergy Corp.	Call	8/18/17	USD	30.00	154	(5,390)
General Electric Co.	Call	8/18/17	USD	28.40	2,395	(49,380)
International Paper Co.	Call	8/18/17	USD	56.15	888	(164,885)
JPMorgan Chase & Co.	Call	8/18/17	USD	90.00	815	(234,720)
Kroger Co.	Call	8/18/17	USD	24.00	696	(45,240)
Marathon Oil Corp.	Call	8/18/17	USD	13.00	326	(9,454)
Marathon Petroleum Corp.	Call	8/18/17	USD	53.55	420	(52,500)
Marsh & McLennan Cos., Inc.	Call	8/18/17	USD	79.80	240	(18,813)
McKesson Corp.	Call	8/18/17	USD	165.00	357	(194,565)
Merck & Co., Inc.	Call	8/18/17	USD	65.00	456	(58,140)
MetLife, Inc.	Call	8/18/17	USD	52.50	512	(166,400)
Microsoft Corp.	Call	8/18/17	USD	72.50	1,162	(88,312)
Morgan Stanley & Co. LLC	Call	8/18/17	USD	45.00	1,400	(175,000)
Nielsen Holdings PLC	Call	8/18/17	USD	40.00	589	(73,625)
Northrop Grumman Corp.	Call	8/18/17	USD	260.00	184	(85,560)
Occidental Petroleum Corp.	Call	8/18/17	USD	62.50	344	(32,508)
Oracle Corp.	Call	8/18/17	USD	50.00	2,405	(289,803)
Pentair PLC	Call	8/18/17	USD	70.00	68	(4,420)
Pfizer, Inc.	Call	8/18/17	USD	34.00	801	(35,244)
PG&E Corp.	Call	8/18/17	USD	70.00	194	(5,335)
Quest Diagnostics, Inc.	Call	8/18/17	USD	107.75	425	(211,198)
Suncor Energy, Inc.	Call	8/18/17	USD	31.00	765	(26,775)
SunTrust Bank, Inc.	Call	8/18/17	USD	56.82	425	(75,225)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	Call	8/18/17	USD	36.00	566	(45,280)
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR	Call	8/18/17	USD	37.00	941	(44,698)
TOTAL SA — ADR	Call	8/18/17	USD	51.25	1,612	(106,316)
Unilever NV — NY Shares	Call	8/18/17	USD	57.50	429	(22,522)
Verizon Communications, Inc.	Call	8/18/17	USD	47.00	214	(4,494)
Weyerhaeuser Co.	Call	8/18/17	USD	35.00	18	(630)
Motorola Solutions, Inc.	Call	8/22/17	USD	85.85	429	(158,388)
Citigroup, Inc.	Call	8/25/17	USD	63.95	1,435	(569,432)
Comcast Corp., Class A	Call	8/30/17	USD	41.22	707	(38,130)
Coca-Cola Co.	Call	9/01/17	USD	45.40	615	(42,276)
Pfizer, Inc.	Call	9/01/17	USD	34.17	1,602	(68,123)
Oracle Corp.	Call	9/07/17	USD	51.50	1,014	(98,275)
Altria Group, Inc.	Call	9/15/17	USD	76.42	251	(26,285)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	43

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Citigroup, Inc.	Call	9/15/17	USD	67.50	336	$(66,192)
Comcast Corp., Class A	Call	9/15/17	USD	41.25	1,209	(73,145)
Morgan Stanley & Co. LLC	Call	9/15/17	USD	46.00	596	(71,222)
Oracle Corp.	Call	9/15/17	USD	51.30	862	(91,534)
Pfizer, Inc.	Call	9/15/17	USD	34.00	815	(46,455)
Total						$(17,116,741)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
NextEra Energy, Inc.	Call	Bank of America N.A.	07/06/17	USD	137.76	31,300	$(87,238)
SunTrust Bank, Inc.	Call	Goldman Sachs International	07/06/17	USD	57.22	83,500	(46,025)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	07/11/17	USD	43.54	44,000	(10,075)
Publicis Groupe SA	Call	UBS AG	07/12/17	EUR	68.64	26,600	(4,808)
Samsung Electronics Co. Ltd. — GDR	Call	UBS AG	07/12/17	USD	1,049.51	3,300	(40,325)
KeyCorp	Call	Barclays Bank PLC	07/13/17	USD	18.39	22,300	(13,008)
Koninklijke Philips N.V.	Call	Credit Suisse International	07/18/17	EUR	32.12	113,200	(28,000)
NextEra Energy, Inc.	Call	Bank of America N.A.	07/18/17	USD	137.76	31,300	(112,547)
Publicis Groupe SA	Call	Deutsche Bank AG	07/18/17	EUR	68.98	26,500	(7,381)
Samsung Electronics Co. Ltd. — GDR	Call	UBS AG	07/18/17	USD	1,049.51	3,300	(54,180)
Smith & Nephew PLC	Call	Credit Suisse International	07/18/17	GBP	13.60	51,500	(3,646)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	07/19/17	GBP	53.39	7,700	(13,645)
Experian PLC	Call	Morgan Stanley & Co. International PLC	07/19/17	GBP	15.99	69,600	(13,480)
Samsung Electronics Co. Ltd. — GDR	Call	UBS AG	07/25/17	USD	1,049.51	3,300	(67,724)
AstraZeneca PLC	Call	Credit Suisse International	07/26/17	GBP	53.58	94,200	(200,327)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	07/26/17	GBP	54.54	66,900	(116,991)
Diageo PLC — ADR	Call	Credit Suisse International	07/26/17	GBP	23.63	142,000	(14,230)
Koninklijke Philips N.V.	Call	HSBC Bank PLC	07/26/17	EUR	32.68	100,000	(20,027)
Kroger Co.	Call	Citibank N.A.	07/26/17	USD	30.48	54,000	(1,016)
Diageo PLC — ADR	Call	Morgan Stanley & Co. International PLC	07/27/17	GBP	23.70	71,000	(6,617)
Lenovo Group Ltd.	Call	Morgan Stanley & Co. International PLC	07/27/17	HKD	5.21	3,300,000	(5,915)
SK Telecom Co. Ltd. — ADR	Call	Citibank N.A.	07/27/17	USD	24.53	52,400	(38,304)
BCE, Inc.	Call	Citibank N.A.	07/31/17	USD	45.34	26,700	(13,749)
Pfizer, Inc.	Call	Citibank N.A.	07/31/17	USD	33.32	33,800	(23,041)
Diageo PLC — ADR	Call	Morgan Stanley & Co. International PLC	08/04/17	GBP	23.82	71,000	(10,806)
Experian PLC	Call	Goldman Sachs International	08/04/17	GBP	16.42	118,000	(11,125)
Lenovo Group Ltd.	Call	Morgan Stanley & Co. International PLC	08/04/17	HKD	5.24	3,300,000	(5,209)
Publicis Groupe SA	Call	Morgan Stanley & Co. International PLC	08/08/17	EUR	68.35	19,000	(14,850)
Samsung Electronics Co. Ltd. — GDR	Call	HSBC Bank PLC	08/08/17	USD	1,029.28	3,700	(135,398)
Experian PLC	Call	Morgan Stanley & Co. International PLC	08/09/17	GBP	16.55	108,000	(8,935)
Koninklijke Philips N.V.	Call	Morgan Stanley & Co. International PLC	08/09/17	EUR	33.50	47,600	(12,538)
Publicis Groupe SA	Call	Morgan Stanley & Co. International PLC	08/10/17	EUR	66.17	21,900	(36,702)
Becton Dickinson & Co.	Call	JPMorgan Chase Bank N.A.	08/14/17	USD	193.10	19,400	(115,052)
Diageo PLC — ADR	Call	Morgan Stanley & Co. International PLC	08/16/17	GBP	23.58	52,000	(8,488)
Experian PLC	Call	Morgan Stanley & Co. International PLC	08/16/17	GBP	16.64	108,000	(8,922)
Samsung Electronics Co. Ltd. — GDR	Call	Credit Suisse International	08/16/17	USD	1,022.79	3,600	(156,843)
U.S. Bancorp	Call	Morgan Stanley & Co. International PLC	08/21/17	USD	51.93	56,000	(94,699)
Smith & Nephew PLC	Call	Credit Suisse International	08/22/17	GBP	13.95	75,500	(11,199)
Total							$(1,573,065)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	2,828,869	$20,925,252
Options written	22,166,287	72,604,907
Options exercised	(3,054,938)	(15,098,985)
Options expired	(451)	(40,348)
Options closed	(13,335,351)	(61,332,716)

Outstanding options, end of period	8,604,416	$17,058,110

As of period end, the value of portfolio securities subject to covered call options written was $884,128,147.

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$18,689,806	—	—	—	$18,689,806

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures Contract	—	—	$1,196	—	—	—	$1,196
Options purchased[1]	—	—	(1,002)	—	—	—	(1,002)
Options written	—	—	(14,543,346)	—	—	—	(14,543,346)

Total	—	—	$(14,543,152)	—	—	—	$(14,543,152)

[1] Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation on:
Options written	—	—	$6,910,289	—	—	—	$6,910,289

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average market value of option contracts purchased	$816	[1]
Average value of option contracts written	$16,427,897
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

Derivative Financial Instruments:	Assets	Liabilities
Options	—	$18,689,806

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(17,116,741)

Total derivative assets and liabilities subject to an MNA	—	$1,573,065

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$199,785	—	—	—	$199,785
Barclays Bank PLC	13,008	—	—	—	13,008
Citibank N.A.	76,110	—	$(61,832)	$(14,278)	—
Credit Suisse International	414,245	—	(414,245)	—	—
Deutsche Bank AG	7,381	—	—	—	7,381
Goldman Sachs International	57,150	—	—	—	57,150
HSBC Bank PLC	155,425	—	—	(155,425)	—
JPMorgan Chase Bank N.A.	115,052	—	—	—	115,052
Morgan Stanley & Co. International PLC	367,872	—	(367,872)	—	—
UBS AG	167,037	—	(167,037)	—	—

Total	$1,573,065	—	$(1,010,986)	$(169,703)	$392,376

[1]    Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2] Net amount represents the net amount payable due to the counterparty in the event of default. Net Amount may be offset further by net options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	45

Schedule of Investments (concluded)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivatives financial instruments. For information about the Trust’s policy regarding valuation of investments and derivatives financial instruments refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks
Aerospace & Defense	$50,674,635	—	—	$50,674,635
Air Freight & Logistics	12,073,110	—	—	12,073,110
Banks	320,563,007	—	—	320,563,007
Beverages	12,726,636	$18,124,084	—	30,850,720
Capital Markets	64,656,957	—	—	64,656,957
Chemicals	57,082,035	—	—	57,082,035
Communications Equipment	14,884,584	—	—	14,884,584
Diversified Telecommunication Services	27,161,424	—	—	27,161,424
Electric Utilities	53,945,483	—	—	53,945,483
Energy Equipment & Services	7,017,253	—	—	7,017,253
Food & Staples Retailing	13,898,487	—	—	13,898,487
Food Products	5,710,798	—	—	5,710,798
Health Care Equipment & Supplies	13,013,837	5,259,117	—	18,272,954
Health Care Providers & Services	132,764,878	—	—	132,764,878
Hotels, Restaurants & Leisure	633,406	—	—	633,406
Household Products	18,242,238	—	—	18,242,238
Industrial Conglomerates	78,890,372	27,377,517	—	106,267,889
Insurance	119,544,387	—	—	119,544,387
Machinery	4,817,496	—	—	4,817,496
Media	29,687,009	14,012,949	—	43,699,958
Multi-Utilities	41,556,337	—	—	41,556,337
Multiline Retail	14,623,240	—	—	14,623,240
Oil, Gas & Consumable Fuels	189,535,055	—	—	189,535,055
Paper & Forest Products	10,059,597	—	—	10,059,597
Personal Products	23,594,763	—	—	23,594,763
Pharmaceuticals	112,502,703	32,301,864	—	144,804,567
Professional Services	10,057,399	14,846,218	—	24,903,617
Real Estate Investment Trusts (REITs)	7,376,700	—	—	7,376,700
Road & Rail	10,455,360	—	—	10,455,360
Semiconductors & Semiconductor Equipment	36,348,018	33,798,562	—	70,146,580
Software	95,563,778	—	—	95,563,778
Specialty Retail	23,428,928	—	—	23,428,928
Technology Hardware, Storage & Peripherals	—	8,343,562	—	8,343,562
Tobacco	16,038,956	—	—	16,038,956
Wireless Telecommunication Services	10,285,969	—	—	10,285,969
Short-Terms Securities	1,218,990	—	—	1,218,990

Total	$1,640,633,825	$154,063,873	—	$1,794,697,698

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(12,962,457)	$(5,727,349)	—	$(18,689,806)
[1] Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 2.1%
Ansell Ltd.	581,649	$10,607,044
Ensogo, Ltd. (a)	418,198	3
Sonic Healthcare Ltd.	573,678	10,681,187

		21,288,234
Belgium — 1.5%
Anheuser-Busch InBev SA	93,835	10,363,931
bpost SA	208,197	5,028,450

		15,392,381
Canada — 5.7%
Rogers Communications, Inc., Class B	600,492	28,362,226
TELUS Corp.	820,119	28,313,331

		56,675,557
China — 0.8%
ANTA Sports Products Ltd.	2,405,000	7,945,247
Denmark — 1.1%
Novo Nordisk A/S, Class B	254,434	10,932,337
Finland — 1.9%
Kone OYJ, Class B	378,629	19,262,773
France — 2.5%
Sanofi SA	264,646	25,358,355
Germany — 2.5%
Deutsche Post AG, Registered Shares	675,301	25,349,614
Hong Kong — 1.1%
Sands China Ltd.	2,282,000	10,445,936
Japan — 1.3%
Japan Tobacco, Inc.	358,400	12,597,070
Netherlands — 1.2%
Heineken NV	126,700	12,319,624
Sweden — 1.4%
Svenska Handelsbanken AB, Class A	937,035	13,420,329
Switzerland — 9.9%
Givaudan SA, Registered Shares	7,300	14,627,732
Nestle SA, Registered Shares	302,545	26,387,264
Novartis AG, Registered Shares	382,027	31,909,419
Roche Holding AG	54,260	13,864,236
SGS SA, Registered Shares	5,070	12,293,152

		99,081,803
Taiwan — 2.6%
Far EasTone Telecommunications Co. Ltd.	3,304,000	8,415,224
Taiwan Semiconductor Manufacturing Co. Ltd.	2,590,000	17,695,432

		26,110,656
United Kingdom — 16.8%
AstraZeneca PLC	525,120	35,174,385
British American Tobacco PLC	553,688	37,729,893
Diageo PLC	498,054	14,718,363
GlaxoSmithKline PLC	872,498	18,573,082
Imperial Brands PLC	746,764	33,557,423
Lloyds Banking Group PLC	9,630,811	8,299,604
Unilever PLC	357,490	19,346,596

		167,399,346
United States — 42.9%
3M Co.	88,255	18,373,834
AbbVie, Inc. (b)	200,328	14,525,783
Altria Group, Inc. (c)	535,210	39,857,089
Cisco Systems, Inc. (b)	829,702	25,969,673
Citizens Financial Group, Inc.	297,440	10,612,659
Coca-Cola Co. (b)(c)	525,688	23,577,107
Genuine Parts Co.	287,055	26,627,222
H&R Block, Inc. (b)	722,343	22,327,622

Common Stocks	Shares	Value
United States (continued)
International Paper Co. (b)	430,158	$24,351,244
Johnson & Johnson (b)	246,336	32,587,789
M&T Bank Corp.	96,920	15,696,194
Microsoft Corp. (b)	249,977	17,230,915
PepsiCo, Inc.	128,351	14,823,257
Pfizer, Inc. (b)(c)	863,614	29,008,794
Philip Morris International, Inc. (c)	239,400	28,117,530
Procter & Gamble Co. (b)	170,124	14,826,307
Reynolds American, Inc.	163,592	10,640,024
Strategic Growth Bancorp, (Acquired 3/10/14, cost $5,461,692) (a)(d)(e)	120,312	4,206,107
U.S. Bancorp	296,914	15,415,775
United Parcel Service, Inc., Class B (b)	103,122	11,404,262
United Technologies Corp. (b)	92,228	11,261,961
Wells Fargo & Co.(b)	291,584	16,156,669

		427,597,817
Total Common Stocks — 95.3%		951,177,079

Preferred Stocks
India — 0.1%
Jasper Infotech Private Ltd., Series F, (Acquired 5/7/14, cost $1,888,464), 0.00% (a)(d)(e)	266	923,307
Jasper Infotech Private Ltd., Series G, (Acquired 10/29/14, cost $741,913), 0.00% (a)(d)(e)	88	373,394

		1,296,701
United States — 1.8%
Palantir Technologies, Inc., Series I (Acquired 2/7/14, cost $3,118,944), 0.00% (a)(d)(e)	508,800	4,075,488
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $3,845,800), 0.00% (a)(d)(e)	247,908	13,357,283

		17,432,771
Total Preferred Stocks — 1.9%		18,729,472
Total Long-Term Investments (Cost — $949,493,685) — 97.2%		969,906,551

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (f)(g)	31,045,510	31,045,510
Total Short-Term Securities (Cost — $31,045,510) — 3.1%		31,045,510
Total Investments Before Options Written (Cost — $980,539,195) — 100.3%		1,000,952,061

Options Written (Premiums Received — $6,038,342) — (0.5)%		(4,970,133)
Total Investments, Net of Options Written (Cost — $974,500,853) — 99.8%		995,981,928
Other Assets Less Liabilities — 0.2%		1,703,625

Net Assets — 100.0%		$997,685,553

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	47

Schedule of Investments (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $22,935,579 and an original cost of $15,056,813, which was 1.9% of its net assets.

(e)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(f)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock T-Fund, Institutional Class	11,863,116	19,182,394	31,045,510	$31,045,510	$68,091		—	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	32,561	[1]	—	—
Total					$100,652		—	—

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Cisco Systems, Inc.	Call	7/21/17	USD	32.00	1,106	$(16,037)
H&R Block, Inc.	Call	7/21/17	USD	32.00	722	(23,465)
International Paper Co.	Call	7/21/17	USD	57.50	574	(32,431)
Microsoft Corp.	Call	7/21/17	USD	72.50	333	(12,487)
Pfizer, Inc.	Call	7/21/17	USD	33.00	754	(59,943)
Pfizer, Inc.	Call	7/21/17	USD	34.00	195	(4,095)
United Parcel Service, Inc., Class B	Call	7/21/17	USD	110.00	206	(37,801)
AbbVie, Inc.	Call	7/28/17	USD	70.50	400	(96,600)
Cisco Systems, Inc.	Call	7/28/17	USD	32.00	1,106	(24,332)
International Paper Co.	Call	7/28/17	USD	57.00	574	(65,723)
Johnson & Johnson	Call	7/28/17	USD	134.00	329	(48,363)
Pfizer, Inc.	Call	7/28/17	USD	33.50	145	(7,757)
Pfizer, Inc.	Call	7/28/17	USD	34.50	97	(1,358)
Procter & Gamble Co.	Call	7/28/17	USD	89.00	340	(9,690)
United Technologies Corp.	Call	7/28/17	USD	122.00	184	(38,364)
Wells Fargo & Co.	Call	7/28/17	USD	53.50	950	(238,925)
Pfizer, Inc.	Call	7/31/17	USD	34.25	98	(1,655)
Coca-Cola Co.	Call	8/01/17	USD	45.40	700	(30,459)
Microsoft Corp.	Call	8/11/17	USD	70.25	333	(47,852)
Coca-Cola Co.	Call	8/15/17	USD	45.40	700	(40,226)
Johnson & Johnson	Call	8/17/17	USD	134.00	329	(65,357)
AbbVie, Inc.	Call	8/18/17	USD	70.51	400	(107,246)
Cisco Systems, Inc.	Call	8/18/17	USD	32.00	1,106	(61,383)
H&R Block, Inc.	Call	8/18/17	USD	32.00	361	(25,270)
International Paper Co.	Call	8/18/17	USD	57.50	574	(72,037)
Microsoft Corp.	Call	8/18/17	USD	70.25	333	(47,481)
Pfizer, Inc.	Call	8/18/17	USD	34.00	192	(8,448)
Procter & Gamble Co.	Call	8/18/17	USD	90.00	340	(14,110)
United Parcel Service, Inc., Class B	Call	8/18/17	USD	110.00	206	(59,740)
United Technologies Corp.	Call	8/18/17	USD	122.10	184	(42,794)
Wells Fargo & Co.	Call	8/18/17	USD	57.50	126	(7,623)
Coca-Cola Co.	Call	9/01/17	USD	45.40	700	(48,119)
Pfizer, Inc.	Call	9/01/17	USD	34.17	403	(17,137)
Johnson & Johnson	Call	9/05/17	USD	134.00	329	(65,535)
Pfizer, Inc.	Call	9/15/17	USD	34.00	1,571	(89,547)
Total						$(1,569,390)

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
GlaxoSmithKline PLC	Call	Morgan Stanley & Co. International PLC	07/06/17	GBP	16.23	236,400	$(67,559)
AstraZeneca PLC	Call	Deutsche Bank AG	07/18/17	GBP	54.34	150,000	(204,218)
GlaxoSmithKline PLC	Call	Deutsche Bank AG	07/18/17	GBP	17.42	135,000	(845)
Unilever PLC	Call	Goldman Sachs International	07/18/17	GBP	44.68	35,000	(3,282)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	07/19/17	GB{	53.39	90,100	(159,665)
bpost SA	Call	Morgan Stanley & Co. International PLC	07/26/17	EUR	22.40	41,500	(2,830)
British American Tobacco PLC	Call	Goldman Sachs International	07/26/17	GBP	55.53	110,500	(25,886)
Heineken NV	Call	Deutsche Bank AG	07/26/17	EUR	88.34	25,000	(9,758)
Imperial Brands PLC	Call	Credit Suisse International	07/26/17	GBP	36.79	100,000	(5,552)
Kone OYJ, Class B	Call	Credit Suisse International	07/26/17	EUR	47.39	80,500	(24,346)
Llyods Banking Group PLC	Call	Credit Suisse International	07/26/17	GBP	0.71	1,925,000	(474)
Nestle SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	07/26/17	CHF	82.37	60,000	(134,318)
Novartis AG, Registered Shares	Call	Credit Suisse International	07/26/17	CHF	79.66	152,000	(282,209)
Novo Nordisk A/S, Class B	Call	Goldman Sachs International	07/26/17	DKK	297.67	50,500	(13,963)
Sanofi SA	Call	Goldman Sachs International	07/26/17	EUR	87.10	52,800	(40,822)
SGS SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	07/26/17	CHF	2,353.79	1,000	(30,047)
Svenska Handelsbanken AB, Class A	Call	Morgan Stanley & Co. International PLC	07/26/17	SEK	125.87	187,000	(10,955)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Deutsche Bank AG	07/26/17	USD	211.55	1,159,000	(71,661)
Unilever PLC	Call	HSBC Bank PLC	07/26/17	GBP	43.92	128,000	(43,670)
Diageo PLC	Call	Morgan Stanley & Co. International PLC	07/27/17	GBP	23.70	100,000	(9,320)
Deutsche Post AG, Registered Shares	Call	Morgan Stanley & Co. International PLC	07/27/17	EUR	33.99	138,000	(33,638)
Rogers Communications, Inc., Class B	Call	Deutsche Bank AG	07/27/17	CAD	64.09	80,000	(13,042)
3M Co.	Call	Deutsche Bank AG	08/01/17	USD	209.98	17,700	(54,692)
Japan Tobacco, Inc.	Call	Goldman Sachs International	08/01/17	JPY	4,163.13	71,700	(12,261)
M&T Bank Corp.	Call	UBS AG	08/01/17	USD	166.52	19,400	(43,219)
U.S. Bancorp	Call	Bank of America N.A.	08/01/17	USD	53.57	59,400	(26,650)
Altria Group, Inc.	Call	UBS AG	08/02/17	USD	76.11	71,400	(46,697)
Anheuser-Busch InBev SA	Call	Morgan Stanley & Co. International PLC	08/02/17	EUR	103.44	33,300	(15,326)
Sands China Ltd.	Call	JPMorgan Chase Bank N.A.	08/02/17	HKD	38.19	456,400	(14,211)
Reynolds American, Inc.	Call	Morgan Stanley & Co. International PLC	08/03/17	USD	65.62	32,700	(19,442)
ANTA Sports Products Ltd.	Call	Citibank N.A.	08/04/17	HKD	23.77	481,000	(139,740)
bpost SA	Call	Morgan Stanley & Co. International PLC	08/04/17	EUR	22.40	41,500	(2,852)
British American Tobacco PLC	Call	Goldman Sachs International	08/04/17	GBP	55.80	110,500	(34,576)
Diageo PLC	Call	Morgan Stanley & Co. International PLC	08/04/17	GBP	23.82	100,000	(15,220)
Deutsche Post AG, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	EUR	34.15	138,000	(49,334)
Givaudan SA, Registered Shares	Call	Bank of America N.A.	08/04/17	CHF	2,009.00	1,500	(15,312)
Heineken NV	Call	Credit Suisse International	08/04/17	EUR	88.77	25,000	(13,701)
Kone OYJ, Class B	Call	Credit Suisse International	08/04/17	EUR	47.62	80,500	(18,336)
Llyods Banking Group PLC	Call	Goldman Sachs International	08/04/17	GBP	0.71	1,925,000	(11,626)
Nestle SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	CHF	82.37	60,000	(146,646)
Novo Nordisk A/S, Class B	Call	Deutsche Bank AG	08/04/17	DKK	298.39	50,500	(26,997)
PepsiCo, Inc.	Call	UBS AG	08/04/17	USD	117.16	25,700	(32,133)
Sanofi SA	Call	Goldman Sachs International	08/04/17	EUR	87.53	52,800	(51,333)
SGS SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	CHF	2,365.38	1,000	(24,897)
Svenska Handelsbanken AB, Class A	Call	Morgan Stanley & Co. International PLC	08/04/17	SEK	126.49	187,000	(9,800)
Citizens Financial Group, Inc.	Call	Barclays Bank PLC	08/07/17	USD	37.57	59,500	(39,039)
Ansell Ltd.	Call	Deutsche Bank AG	08/08/17	AUD	24.21	116,400	(51,244)
TELUS CORP.	Call	Citibank N.A.	08/08/17	CAD	45.23	109,300	(36,532)
Genuine Parts Co.	Call	Goldman Sachs International	08/09/17	USD	95.54	39,700	(43,008)
Philip Morris International, Inc.	Call	JPMorgan Chase Bank N.A.	08/09/17	USD	119.60	48,000	(71,226)
Sonic Healthcare Ltd.	Call	Deutsche Bank AG	08/09/17	AUD	24.67	114,800	(29,251)
3M Co.	Call	Deutsche Bank AG	08/11/17	USD	209.98	17,700	(64,980)
Far Eastone Telecommunications Co. Ltd.	Call	Goldman Sachs International	08/11/17	USD	79.23	661,000	(7,053)
Altria Group, Inc.	Call	UBS AG	08/16/17	USD	76.11	71,400	(63,065)
Anheuser-Busch InBev SA	Call	Goldman Sachs International	08/16/17	EUR	103.08	4,300	(3,461)
Rogers Communications, Inc., Class B	Call	Deutsche Bank AG	08/16/17	CAD	64.09	80,000	(26,582)
Genuine Parts Co.	Call	Goldman Sachs International	08/17/17	USD	95.54	39,700	(50,456)
M&T Bank Corp.	Call	UBS AG	08/17/17	USD	166.52	19,400	(59,216)
TELUS CORP.	Call	Citibank N.A.	08/17/17	CAD	45.23	109,300	(42,596)
Roche Holding AG	Call	Credit Suisse International	08/18/17	CHF	258.91	10,800	(12,064)
U.S. Bancorp	Call	Bank of America N.A.	08/21/17	USD	53.57	59,400	(42,419)
Japan Tobacco, Inc.	Call	Goldman Sachs International	08/22/17	JPY	4,163.13	71,700	(24,121)
ANTA Sports Products Ltd.	Call	JPMorgan Chase Bank N.A.	08/23/17	HKD	23.77	481,000	(149,905)
Reynolds American, Inc.	Call	Morgan Stanley & Co. International PLC	08/23/17	USD	65.62	32,700	(27,047)
Sands China Ltd.	Call	JPMorgan Chase Bank N.A.	08/23/17	HKD	38.19	456,400	(25,388)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	49

Schedule of Investments (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
PepsiCo, Inc.	Call	UBS AG	08/24/17	USD	117.16	25,700	$(45,532)
Ansell Ltd.	Call	JPMorgan Chase Bank N.A.	08/25/17	AUD	24.21	116,400	(50,741)
Philip Morris International, Inc.	Call	JPMorgan Chase Bank N.A.	08/25/17	USD	119.60	48,000	(93,223)
TELUS CORP.	Call	Citibank N.A.	08/28/17	CAD	45.23	109,300	(49,353)
Altria Group, Inc.	Call	UBS AG	08/29/17	USD	76.11	71,400	(76,356)
Genuine Parts Co.	Call	Goldman Sachs International	08/29/17	USD	95.54	39,700	(60,624)
Sonic Healthcare Ltd.	Call	JPMorgan Chase Bank N.A.	08/29/17	AUD	24.67	114,800	(37,845)
Citizens Financial Group, Inc.	Call	Barclays Bank PLC	08/30/17	USD	37.57	59,500	(59,421)
Rogers Communications, Inc., Class B	Call	Deutsche Bank AG	08/31/17	CAD	64.09	80,000	(35,874)
Far Eastone Telecommunications Co. Ltd.	Call	Goldman Sachs International	09/01/17	USD	79.23	USD 661,000	(10,060)
Total							$(3,400,743)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of period	12,951,795	$11,575,998	505	$32,198
Options written	65,215,133	41,244,037	114	44,148
Options exercised	(456,475)	(2,621,253)	—	—
Options expired	(26,411,505)	(12,826,720)	(505)	(32,198)
Options closed	(38,274,348)	(31,333,720)	(114)	(44,148)

Outstanding options, end of period	13,024,600	$6,038,342	—	—

As of period end, the value of portfolio securities subject to covered call options written was $364,029,799.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$4,970,133	—	—	—	$4,970,133

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$39,453	—	—	—	$39,453
Options purchased[1]	—	—	36,539	—	—	—	36,539
Options written	—	—	(12,010,415)	—	—	—	(12,010,415)

Total	—	—	$(11,934,423)	—	—	—	$(11,934,423)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$670,609	—	—	—	$670,609
[1] Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts::
Average notional value of contracts — long	$100,175,625	[1]
Options:
Average value of option contracts purchased	$569,027	[1]
Average value of option contracts written	$8,378,440
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

Derivative Financial Instruments	Assets	Liabilities
Options	—	$4,970,133
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,569,390)

Total derivative assets and liabilities subject to an MNA	—	$3,400,743

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$84,381	—	—	$(84,381)	—
Barclays Bank PLC	98,460	—	$(98,460)	—	—
Citibank N.A.	268,221	—	—	(20,000)	$248,221
Credit Suisse International	356,682	—	(356,682)	—	—
Deutsche Bank AG	589,144	—	(589,144)	—	—
Goldman Sachs International	392,532	—	(392,532)	—	—
HSBC Bank PLC	43,670	—	—	—	43,670
JPMorgan Chase Bank N.A.	442,539	—	(314,150)	—	128,389
Morgan Stanley & Co. International PLC	758,896	—	(758,896)	—	—
UBS AG	366,218	—	(366,218)	—	—

Total	$3,400,743	—	$(2,876,082)	$(104,381)	$420,280

[1] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$21,288,231	$3	$21,288,234
Belgium	—	15,392,381	—	15,392,381
Canada	$56,675,557	—	—	56,675,557
China	—	7,945,247	—	7,945,247
Denmark	—	10,932,337	—	10,932,337
Finland	—	19,262,773	—	19,262,773
France	—	25,358,355	—	25,358,355
Germany	—	25,349,614	—	25,349,614
Hong Kong	—	10,445,936	—	10,445,936
Japan	—	12,597,070	—	12,597,070
Netherlands	—	12,319,624	—	12,319,624
Sweden	—	13,420,329	—	13,420,329
Switzerland	—	99,081,803	—	99,081,803
Taiwan	—	26,110,656	—	26,110,656
United Kingdom	—	167,399,346	—	167,399,346
United States	423,391,710	—	4,206,107	427,597,817
Preferred Stocks	—	—	18,729,472	18,729,472
Short-Term Securities	31,045,510	—	—	31,045,510

Total	$511,112,777	$466,903,702	$22,935,582	$1,000,952,061

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	(1,055,530)	(3,914,603)	—	(4,970,133)
[1] Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	51

Schedule of Investments (concluded)	BlackRock Enhanced Global Dividend Trust (BOE)

Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$(16,689,746)	$16,689,746	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2016	$4,421,995	$24,994,450	$29,416,445
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(215,885)	(6,264,978)	(6,480,863)
Purchases	—	—	—
Sales	—	—	—

Closing Balance, as of June 30, 2017	$4,206,110	$18,729,472	$22,935,582

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$(215,885)	$(6,264,978)	$(6,480,863)

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$4,206,107	Market	Tangible Book Value Multiple[1]	1.75x	—
			Illiquidity Discount[2]	1.46%	—
Preferred Stocks[3]	18,729,472	Market	Revenue Growth Rate[1]	131.00%	—
			Revenue Multiple[1]	8.25x — 10.75x	8.83x
			Time to Exit [2]	1 year	—
			Volatility[1]	29.00%	—

Total	$22,935,579

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[2] Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3] For the six months ended June 30, 2017, the valuation technique for investments classified as preferred stocks with a total value of $1,296,701 changed to an Option Pricing Model (“OPM”). The investments were previously valued utilizing Probability-Weighted Expected Return Model (“PWERM”). The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 2.6%
Ansell Ltd.	523,055	$9,538,514
Sonic Healthcare Ltd.	515,888	9,605,207

		19,143,721
Belgium — 1.9%
Anheuser-Busch InBev SA	84,953	9,382,928
bpost SA	188,771	4,559,266

		13,942,194
Canada — 7.1%
Canadian Pacific Railway Ltd.	8,600	1,383,706
Rogers Communications, Inc., Class B	541,912	25,595,396
TELUS Corp.	740,272	25,556,738

		52,535,840
China — 3.9%
Alibaba Group Holding Ltd. — ADR (a)(b)	77,678	10,944,830
ANTA Sports Products Ltd.	2,169,600	7,167,571
Tencent Holdings Ltd.	290,400	10,418,082

		28,530,483
Denmark — 1.3%
Novo Nordisk A/S, Class B	230,350	9,897,513
Finland — 2.5%
Kone OYJ, Class B	365,441	18,591,833
France — 5.3%
AXA SA	10,400	284,787
BNP Paribas SA	79,064	5,692,031
Dassault Aviation SA	5,063	7,075,547
Sanofi SA	239,046	22,905,365
Societe Generale SA	54,570	2,942,722

		38,900,452
Germany — 5.1%
Continental AG	1,400	302,862
Deutsche Post AG, Registered Shares	624,361	23,437,416
Innogy SE (c)	22,900	901,262
KION Group AG	30,360	2,322,312
SAP SE	96,900	10,142,652
Wacker Chemie AG	4,100	446,235

		37,552,739
Hong Kong — 2.3%
AIA Group Ltd.	998,400	7,304,653
Melco Resorts & Entertainment Ltd. — ADR (a)	19,163	430,210
Sands China Ltd.	2,052,000	9,393,103

		17,127,966
India — 1.4%
Federal Bank, Ltd.	1,063,500	1,854,172
HDFC Bank Ltd.	338,302	8,703,369

		10,557,541
Ireland — 0.9%
Ryanair Holdings PLC — ADR (a)(b)	64,436	6,933,958
Italy — 0.3%
Azimut Holding SpA	23,400	470,757
Buzzi Unicem SpA	68,931	1,718,793

		2,189,550
Japan — 3.7%
FANUC Corp.	22,900	4,432,198
Japan Tobacco, Inc.	323,600	11,373,917
Nintendo Co. Ltd.	21,300	7,131,056
SMC Corp.	12,800	3,912,860
Sumitomo Mitsui Financial Group, Inc.	22,900	894,118

		27,744,149

Common Stocks	Shares	Value
Netherlands — 5.1%
Aalberts Industries NV	114,252	$4,546,343
ASML Holding NV	64,680	8,431,209
Heineken NV	114,502	11,133,556
Koninklijke Philips NV	186,400	6,635,593
Royal Dutch Shell PLC, Class B	261,584	7,022,588

		37,769,289
Norway — 0.0%
Statoil ASA	17,000	281,896
Portugal — 1.0%
Galp Energia SGPS SA	486,604	7,373,879
South Africa — 1.4%
Naspers Ltd., Class N	53,619	10,559,335
South Korea — 2.0%
LG Chem Ltd.	7,645	1,945,449
Samsung Electronics Co. Ltd.	6,000	12,496,922

		14,442,371
Sweden — 2.8%
Hexagon AB, Class B	188,266	8,944,451
Svenska Handelsbanken AB, Class A	846,390	12,122,100

		21,066,551
Switzerland — 12.3%
Givaudan SA, Registered Shares	6,583	13,191,009
Nestle SA, Registered Shares	280,396	24,455,480
Novartis AG, Registered Shares	345,282	28,840,234
Roche Holding AG	48,966	12,511,540
SGS SA, Registered Shares	4,584	11,114,755
UBS Group AG, Registered Shares (b)	37,100	630,918

		90,743,936
Taiwan — 3.2%
Far EasTone Telecommunications Co. Ltd.	2,971,000	7,567,080
Taiwan Semiconductor Manufacturing Co. Ltd.	2,342,000	16,001,043

		23,568,123
United Kingdom — 21.6%
AstraZeneca PLC	436,880	29,263,759
BAE Systems PLC	563,600	4,652,673
British American Tobacco PLC	506,741	34,530,790
CNH Industrial NV	55,267	626,769
Diageo PLC — ADR	449,115	13,272,131
GlaxoSmithKline PLC	788,359	16,781,994
Imperial Brands PLC	686,880	30,866,408
Lloyds Banking Group PLC	8,673,254	7,474,404
Metro Bank PLC (b)	53,870	2,517,893
Rio Tinto PLC	58,502	2,477,665
Unilever PLC	322,806	17,469,571

		159,934,057
United States — 4.6%
3M Co. (d)	79,801	16,613,770
Microsoft Corp. (a)	226,034	15,580,524
Pfizer, Inc. (a)(d)	16,200	544,158
Shire PLC — ADR (a)	8,700	1,437,849

		34,176,301
Total Common Stocks — 92.3%		683,563,677

Investment Companies — 2.9%
United States — 2.9%
WisdomTree Japan Hedged Equity Fund (a)(d)	420,310	21,856,120

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	53

Schedule of Investments (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Preferred Stocks	Shares	Value
China — 0.5%
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $2,106,332), 0.00% (b)(e)(f)	76,800	$3,911,424
India — 0.3%
Jasper Infotech Private Ltd., Series F, (Acquired 5/7/14, cost $2,825,580), 0.00% (b)(e)(f)	398	1,381,490
Jasper Infotech Private Ltd., Series G, (Acquired 10/29/14, cost $1,112,870), 0.00% (b)(e)(f)	132	560,091

		1,941,581
Total Preferred Stocks — 0.8%		5,853,005
Total Long-Term Investments (Cost — $633,209,527) — 96.0%		711,272,802

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (g)(h)	30,845,879	$30,845,879
Total Short-Term Securities (Cost — $30,845,879) — 4.2%		30,845,879
Total Investments Before Options Written (Cost — $664,055,406) — 100.2%		742,118,681

Options Written (Premiums Received — $4,751,142) — (0.5)%		(3,858,188)
Total Investments, Net of Options Written (Cost — $659,304,264) — 99.7%		738,260,493
Other Assets Less Liabilities — 0.3%		2,130,911

Net Assets — 100.0%		$740,391,404

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $5,853,005 and an original cost of $6,044,782, which was 0.8% of its net assets.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(g)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	22,641,400	8,204,479	30,845,879	$30,845,879	$77,705		—	—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	501	[1]	—	—
Total				$30,845,879	$78,206		—	—

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Alibaba Group Holding Ltd. — ADR	Call	7/07/17	USD	124.00	73	$(125,013)
WisdomTree Japan Hedged Equity Fund	Call	7/14/17	USD	52.00	410	(19,885)
Alibaba Group Holding Ltd. — ADR	Call	7/21/17	USD	120.00	52	(109,980)
Canadian Pacific Railway Ltd.	Call	7/21/17	CAD	215.00	34	(3,474)
Microsoft Corp.	Call	7/21/17	USD	72.50	301	(11,287)
Pfizer, Inc.	Call	7/21/17	USD	34.00	17	(357)
Ryanair Holdings PLC — ADR	Call	7/21/17	USD	110.00	400	(51,000)
WisdomTree Japan Hedged Equity Fund	Call	7/21/17	USD	52.00	410	(24,600)
Pfizer, Inc.	Call	7/28/17	USD	33.50	13	(695)
Pfizer, Inc.	Call	7/28/17	USD	34.50	8	(112)
Shire PLC — ADR	Call	7/28/17	USD	182.50	34	(2,975)
WisdomTree Japan Hedged Equity Fund	Call	7/28/17	USD	52.00	410	(30,955)
Pfizer, Inc.	Call	7/31/17	USD	34.25	9	(152)

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Microsoft Corp.	Call	8/11/17	USD	70.25	301	$(43,254)
Alibaba Group Holding Ltd. — ADR	Call	8/18/17	USD	140.00	185	(139,213)
Melco Resorts & Entertainment Ltd. — ADR	Call	8/18/17	USD	26.00	76	(1,710)
Microsoft Corp.	Call	8/18/17	USD	70.25	301	(42,918)
Pfizer, Inc.	Call	8/18/17	USD	34.00	17	(748)
WisdomTree Japan Hedged Equity Fund	Call	8/18/17	USD	52.00	900	(94,050)
Total						$(702,378)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Innogy SE	Call	Deutsche Bank AG	07/07/17	EUR	34.11	22,900	$(16,651)
Hexagon AB, Class B	Call	Bank of America N.A.	07/12/17	SEK	388.85	14,600	(25,185)
Roche Holding AG	Call	Credit Suisse International	07/12/17	CHF	269.27	11,000	(22)
AstraZeneca PLC	Call	Deutsche Bank AG	07/18/17	GBP	54.34	92,000	(125,254)
Diageo PLC — ADR	Call	Goldman Sachs International	07/18/17	GBP	24.10	38,000	(613)
GlaxoSmithKline PLC	Call	Deutsche Bank AG	07/18/17	GBP	17.42	60,000	(375)
Novartis AG, Registered Shares	Call	Credit Suisse International	07/18/17	CHF	80.95	33,000	(30,446)
Unilever PLC	Call	Goldman Sachs International	07/18/17	GBP	44.68	14,000	(1,313)
Metro Bank PLC	Call	Credit Suisse International	07/19/17	GBP	38.40	10,400	(1,482)
Aalberts Industries NV	Call	Goldman Sachs International	07/26/17	EUR	36.35	25,500	(2,941)
AIA Group Ltd.	Call	Morgan Stanley & Co. International PLC	07/26/17	HKD	55.86	620,000	(135,947)
AstraZeneca PLC	Call	Goldman Sachs International	07/26/17	GBP	55.00	30,000	(47,329)
bpost SA	Call	Morgan Stanley & Co. International PLC	07/26/17	EUR	22.40	37,500	(2,557)
British American Tobacco PLC	Call	Goldman Sachs International	07/26/17	GBP	55.53	97,500	(22,841)
Diageo PLC — ADR	Call	Credit Suisse International	07/26/17	GBP	23.63	195,800	(19,621)
GlaxoSmithKline PLC	Call	Credit Suisse International	07/26/17	GBP	17.38	146,000	(3,591)
Heineken NV	Call	Deutsche Bank AG	07/26/17	EUR	88.34	22,500	(8,782)
Imperial Brands PLC	Call	Credit Suisse International	07/26/17	GBP	36.79	40,000	(2,221)
Kone OYJ, Class B	Call	Credit Suisse International	07/26/17	EUR	47.39	73,000	(22,078)
Koninklijke Philips N.V.	Call	HSBC Bank PLC	07/26/17	EUR	32.68	74,500	(14,920)
Llyods Banking Group PLC	Call	Credit Suisse International	07/26/17	GBP	0.71	1,735,000	(427)
Naspers Ltd., Class N	Call	Credit Suisse International	07/26/17	ZAR	2,648.44	24,500	(93,327)
Nestle SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	07/26/17	CHF	82.37	54,500	(122,005)
Novartis AG, Registered Shares	Call	Credit Suisse International	07/26/17	CHF	79.66	55,800	(103,600)
Novo Nordisk A/S, Class B	Call	Goldman Sachs International	07/26/17	DKK	297.67	46,000	(12,719)
Sanofi SA	Call	Goldman Sachs International	07/26/17	EUR	87.10	38,800	(29,998)
SGS SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	07/26/17	CHF	2,353.79	900	(27,043)
Svenska Handelsbanken AB, Class A	Call	Morgan Stanley & Co. International PLC	07/26/17	SEK	125.87	169,000	(9,901)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Deutsche Bank AG	07/26/17	USD	211.55	1,328,000	(82,110)
Unilever PLC	Call	HSBC Bank PLC	07/26/17	GBP	43.92	93,000	(31,729)
Dassault Aviation SA	Call	Goldman Sachs International	07/27/17	EUR	1,339.66	1,000	(486)
Deutsche Post AG, Registered Shares	Call	Morgan Stanley & Co. International PLC	07/27/17	EUR	33.99	124,500	(30,347)
Rogers Communications, Inc., Class B	Call	Deutsche Bank AG	07/27/17	CAD	64.09	72,000	(11,738)
Royal Dutch Shell PLC, Class B	Call	Credit Suisse International	07/27/17	GBP	22.37	65,000	(1,637)
Unilever PLC	Call	Goldman Sachs International	07/27/17	GBP	43.65	22,000	(8,284)
3M Co.	Call	Deutsche Bank AG	08/01/17	USD	209.98	16,000	(49,439)
Imperial Brands PLC	Call	Bank of America N.A.	08/01/17	GBP	37.40	50,000	(4,178)
Japan Tobacco, Inc.	Call	Goldman Sachs International	08/01/17	JPY	4,163.13	64,700	(11,064)
Anheuser-Busch InBev SA	Call	Morgan Stanley & Co. International PLC	08/02/17	EUR	103.44	6,200	(2,853)
Sands China Ltd.	Call	JPMorgan Chase Bank N.A.	08/02/17	HKD	38.19	410,400	(12,779)
ANTA Sports Products Ltd.	Call	Citibank N.A.	08/04/17	HKD	23.77	434,000	(126,086)
AstraZeneca PLC	Call	Deutsche Bank AG	08/04/17	GBP	54.32	52,000	(86,614)
BNP Paribas SA	Call	Goldman Sachs International	08/04/17	EUR	65.46	43,400	(46,556)
bpost SA	Call	Morgan Stanley & Co. International PLC	08/04/17	EUR	22.40	37,500	(2,577)
British American Tobacco PLC	Call	Goldman Sachs International	08/04/17	GBP	55.80	97,500	(30,508)
Buzzi Unicem SpA	Call	Goldman Sachs International	08/04/17	EUR	24.10	27,500	(3,187)
Dassault Aviation SA	Call	Credit Suisse International	08/04/17	EUR	1,335.87	1,000	(1,344)
Deutsche Post AG, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	EUR	34.15	124,500	(44,508)
Givaudan SA, Registered Shares	Call	Bank of America N.A.	08/04/17	CHF	2,009.00	1,300	(13,270)
Heineken NV	Call	Credit Suisse International	08/04/17	EUR	88.77	22,500	(12,331)
Kone OYJ, Class B	Call	Credit Suisse International	08/04/17	EUR	47.62	73,000	(16,628)
Llyods Banking Group PLC	Call	Goldman Sachs International	08/04/17	GBP	0.71	1,735,000	(10,478)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	55

Schedule of Investments (continued)	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Nestle SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	CHF	82.37	54,500	$(133,203)
Nintendo Co. Ltd.	Call	Goldman Sachs International	08/04/17	JPY	35,976.60	8,600	(196,453)
Novartis AG, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	CHF	80.38	49,300	(70,187)
Novo Nordisk A/S, Class B	Call	Deutsche Bank AG	08/04/17	DKK	298.39	46,000	(24,591)
Royal Dutch Shell PLC, Class B	Call	Goldman Sachs International	08/04/17	GBP	22.37	65,000	(3,391)
Sanofi SA	Call	Goldman Sachs International	08/04/17	EUR	87.53	38,800	(37,722)
SGS SA, Registered Shares	Call	Morgan Stanley & Co. International PLC	08/04/17	CHF	2,365.38	900	(22,407)
Svenska Handelsbanken AB, Class A	Call	Morgan Stanley & Co. International PLC	08/04/17	SEK	126.49	169,000	(8,857)
Tencent Holdings Ltd.	Call	JPMorgan Chase Bank N.A.	08/04/17	HKD	282.19	37,000	(30,276)
Ansell Ltd.	Call	Deutsche Bank AG	08/08/17	AUD	24.21	104,600	(46,049)
ASML Holding NV	Call	Bank of America N.A.	08/08/17	EUR	120.28	35,600	(62,741)
BAE Systems PLC	Call	Credit Suisse International	08/08/17	GBP	6.69	225,400	(10,082)
Galp Energia SGPS SA	Call	Goldman Sachs International	08/08/17	EUR	13.77	50,000	(6,956)
SAP SE	Call	Goldman Sachs International	08/08/17	EUR	96.74	38,700	(25,683)
Sanofi SA	Call	Credit Suisse International	08/08/17	EUR	87.34	18,000	(19,671)
Societe Generale SA	Call	Credit Suisse International	08/08/17	EUR	47.89	20,000	(30,870)
TELUS CORP.	Call	Citibank N.A.	08/08/17	CAD	45.23	98,700	(32,989)
LG Chem Ltd.	Call	Goldman Sachs International	08/09/17	USD	284,707.50	3,000	(35,488)
Metro Bank PLC	Call	Goldman Sachs International	08/09/17	GBP	37.86	11,100	(6,195)
Sonic Healthcare Ltd.	Call	Deutsche Bank AG	08/09/17	AUD	24.67	103,200	(26,296)
Hexagon AB, Class B	Call	Morgan Stanley & Co. International PLC	08/10/17	SEK	390.97	30,000	(69,024)
3M Co.	Call	Deutsche Bank AG	08/11/17	USD	209.98	16,000	(58,739)
Far EasTone Telecommunications Co. Ltd.	Call	Goldman Sachs International	08/11/17	USD	79.23	594,000	(6,338)
Anheuser-Busch InBev SA	Call	Goldman Sachs International	08/16/17	EUR	103.08	27,800	(22,373)
CNH Industrial NV	Call	Credit Suisse International	08/16/17	EUR	10.47	22,200	(8,638)
Galp Energia SGPS SA	Call	Bank of America N.A.	08/16/17	EUR	13.44	50,000	(15,567)
GlaxoSmithKline PLC	Call	Goldman Sachs International	08/16/17	GBP	17.39	109,300	(5,557)
Kion Group AG	Call	Goldman Sachs International	08/16/17	EUR	70.14	12,000	(12,457)
Rio Tinto PLC	Call	Credit Suisse International	08/16/17	GBP	32.48	23,500	(31,970)
Rogers Communications, Inc., Class B	Call	Deutsche Bank AG	08/16/17	CAD	64.09	72,000	(23,924)
SMC Corp.	Call	Bank of America N.A.	08/16/17	JPY	36,159.67	5,100	(23,110)
TELUS CORP.	Call	Citibank N.A.	08/17/17	CAD	45.23	98,700	(38,465)
Tencent Holdings Ltd.	Call	UBS AG	08/17/17	HKD	283.00	79,000	(74,915)
Aalberts Industries NV	Call	Morgan Stanley & Co. International PLC	08/18/17	EUR	37.25	20,000	(3,765)
FANUC Corp.	Call	Morgan Stanley & Co. International PLC	08/18/17	JPY	22,242.14	8,100	(33,586)
Hexagon AB, Class B	Call	Credit Suisse International	08/18/17	SEK	426.25	30,000	(27,990)
Japan Tobacco, Inc.	Call	Goldman Sachs International	08/22/17	JPY	4,163.13	64,700	(21,766)
ANTA Sports Products Ltd.	Call	JPMorgan Chase Bank N.A.	08/23/17	HKD	23.77	434,000	(135,258)
Sands China Ltd.	Call	JPMorgan Chase Bank N.A.	08/23/17	HKD	38.19	410,400	(22,830)
Ansell Ltd.	Call	JPMorgan Chase Bank N.A.	08/25/17	AUD	24.21	104,600	(45,597)
TELUS CORP.	Call	Citibank N.A.	08/28/17	CAD	45.23	98,700	(44,566)
Sonic Healthcare Ltd.	Call	JPMorgan Chase Bank N.A.	08/29/17	AUD	24.67	103,200	(34,021)
Rogers Communication, Inc.	Call	Deutsche Bank AG	08/31/17	CAD	64.09	72,000	(32,286)
Far EasTone Telecommunications Co. Ltd.	Call	Goldman Sachs International	09/01/17	USD	79.23	594,000	(9,041)
Total							$(3,155,810)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of period	26,890,966	—	$7,043,095
Options written	115,196,708	537,000	28,950,499
Options exercised	(45,368,196)	—	(270,455)
Options expired	(41,710)	—	(11,883,854)
Options closed	(83,732,417)	(537,000)	(19,088,143)

Outstanding options, end of period	12,945,351	—	$4,751,142

As of period end, the value of portfolio securities subject to covered call options written was $269,002,467.

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$3,858,188	—	—	—	$3,858,188

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(2)	—	—	$(2)
Futures contracts	—	—	$344,941	—	—	—	344,941
Options purchased[1]	—	—	(21,287)	—	—	—	(21,287)
Options written	—	—	(11,548,380)	—	—	—	(11,548,380)

Total	—	—	$(11,224,726)	$(2)	—	—	$(11,224,728)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$2,512,044	—	—	—	$2,512,044
[1] Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — long	$28,250,695	[1]
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$4,828	[1]
Options:
Average value of option contracts purchased	$464,884	[1]
Average value of option contracts written	$6,612,031
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

Derivative Financial Instruments	Assets	Liabilities
Options	—	$3,858,188

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(702,378)

Total derivative assets and liabilities subject to an MNA	—	$3,155,810

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$144,051	—	—	$(90,000)	$54,051
Citibank N.A.	242,106	—	—	(242,000)	106
Credit Suisse International	437,976	—	$(437,976)	—	—
Deutsche Bank AG	592,848	—	(592,848)	—	—
Goldman Sachs International	617,737	—	(617,737)	—	—
HSBC Bank PLC	46,649	—	—	—	46,649
JPMorgan Chase Bank N.A.	280,761	—	—	(260,000)	20,761

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	57

Schedule of Investments (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Morgan Stanley & Co. International PLC	$718,767	—	$(718,767)	—	—
UBS AG	74,915	—	(17,551)	$(57,364)	—

Total	$3,155,810	—	$(2,384,879)	$(649,364)	$121,567

[1] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	—	$19,143,721	—	$19,143,721
Belgium	—	13,942,194	—	13,942,194
Canada	$52,535,840	—	—	52,535,840
China	10,944,830	17,585,653	—	28,530,483
Denmark	—	9,897,513	—	9,897,513
Finland	—	18,591,833	—	18,591,833
France	—	38,900,452	—	38,900,452
Germany	—	37,552,739	—	37,552,739
Hong Kong	430,210	16,697,756	—	17,127,966
India	—	10,557,541	—	10,557,541
Ireland	6,933,958	—	—	6,933,958
Italy	—	2,189,550	—	2,189,550
Japan	—	27,744,149	—	27,744,149
Netherlands	—	37,769,289	—	37,769,289
Norway	—	281,896	—	281,896
Portugal	—	7,373,879	—	7,373,879
South Africa	—	10,559,335	—	10,559,335
South Korea	—	14,442,371	—	14,442,371
Sweden	—	21,066,551	—	21,066,551
Switzerland	—	90,743,936	—	90,743,936
Taiwan	—	23,568,123	—	23,568,123
United Kingdom	—	159,934,057	—	159,934,057
United States	34,176,301	—	—	34,176,301
Investment Companies	21,856,120	—	—	21,856,120
Preferred Stocks	—	—	$5,853,005	5,853,005
Short-Term Securities	30,845,879	—	—	30,845,879

Total	$157,723,138	$578,542,538	$5,853,005	$742,118,681

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	(616,054)	(3,242,134)	—	(3,858,188)
[1] Derivative financial instruments are options written, which are shown at value.
Transfers between Level 1 and Level 2 were as follow:

	Transfers into Level 1	Transfers out of Level 1[1]	Transfers into Level 2[1]	Transfers out of Level 2
Assets:
Long-Term Investments:
Common Stocks	—	$(18,063,836)	$18,063,836	—
[1] External pricing service used to reflect any significant market movements between the time the Trust valued such foreign securities and the earlier closing of foreign markets.

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Enhanced International Dividend Trust (BGY)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Preferred Stocks	Total
Assets:
Opening Balance, as of December 31, 2016	$15,855,374	$15,855,374
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)[1,2]	(10,002,369)	(10,002,369)
Purchases	—	—
Sales	—	—

Closing Balance, as of June 30, 2017	$5,853,005	$5,853,005

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$(10,002,369)	$(10,002,369)

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	59

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 23.5%
AbbVie, Inc. (a)	39,586	$2,870,381
Acceleron Pharma, Inc. (a)(b)	46,400	1,410,096
Acerta Pharma BV, Series B, (Acquired 2/01/16, cost $986,402) (c)(d)	17,146,440	1,462,591
Agios Pharmaceuticals, Inc. (a)(b)	9,600	493,920
Alder Biopharmaceuticals, Inc. (b)	5,829	66,742
Alkermes PLC (a)(b)	17,800	1,031,866
Alnylam Pharmaceuticals, Inc. (a)(b)	19,000	1,515,440
Amgen, Inc. (a)	61,422	10,578,711
Aquinox Pharmaceuticals, Inc. (a)(b)	17,531	246,661
Audentes Therapeutics, Inc. (b)	10,083	192,888
Avexis, Inc. (a)(b)	17,252	1,417,424
Biogen, Inc. (a)(b)	24,048	6,525,665
Biohaven Pharmaceutical Holding Co. Ltd. (b)	13,650	341,250
BioMarin Pharmaceutical, Inc. (a)(b)	18,200	1,652,924
Bioverativ, Inc. (a)(b)	11,674	702,425
Celgene Corp. (a)(b)	97,986	12,725,442
Galapagos NV — ADR (a)(b)	4,200	321,384
Genomic Health, Inc. (a)(b)	16,500	537,075
Gilead Sciences, Inc. (a)	67,200	4,756,416
Global Blood Therapeutics, Inc. (a)(b)	16,088	440,007
Halozyme Therapeutics, Inc. (a)(b)	49,200	630,744
Incyte Corp. (a)(b)	14,500	1,825,695
Iovance Biotherapeutics, Inc. (b)	62,723	461,014
Karyopharm Therapeutics, Inc. (a)(b)	6,500	58,825
Myovant Sciences, Ltd. (b)	29,453	344,600
Otonomy, Inc. (b)	9,400	177,190
Ovid therapeutics, Inc. (b)	4,600	48,254
Prothena Corp. PLC (b)	2,244	121,445
PTC Therapeutics, Inc. (a)(b)	15,700	287,781
Regeneron Pharmaceuticals, Inc. (a)(b)	9,358	4,596,088
REGENXBIO, Inc. (b)	36,250	715,938
Sage Therapeutics, Inc. (a)(b)	15,752	1,254,489
Sarepta Therapeutics, Inc. (a)(b)	37,450	1,262,440
Seattle Genetics, Inc. (a)(b)	22,767	1,177,965
Spark Therapeutics, Inc. (a)(b)	4,600	274,804
Syndax Pharmaceuticals, Inc. (b)	52,584	734,598
TESARO, Inc. (a)(b)	18,431	2,577,760
Tocagen, Inc. (b)	11,583	139,343
Ultragenyx Pharmaceutical, Inc. (a)(b)	15,100	937,861
Vertex Pharmaceuticals, Inc. (a)(b)	60,905	7,848,827

		74,764,969
Diversified Consumer Services — 0.5%
Service Corp. International	43,300	1,448,385
Health Care Equipment & Supplies — 24.8%
Abbott Laboratories (a)	110,500	5,371,405
Baxter International, Inc. (a)	138,900	8,409,006
Becton Dickinson & Co. (a)	22,233	4,337,881
Boston Scientific Corp. (a)(b)	368,184	10,206,060
C.R. Bard, Inc.	23,653	7,476,950
Edwards Lifesciences Corp. (a)(b)	14,300	1,690,832
Hologic, Inc. (a)(b)	84,500	3,834,610
Intuitive Surgical, Inc. (a)(b)	5,700	5,331,609
iRhythm Technologies, Inc. (a)(b)	7,183	305,206
Masimo Corp. (a)(b)	21,500	1,960,370
Medtronic PLC (a)	194,100	17,226,375
ResMed, Inc.	20,000	1,557,400
Stryker Corp. (a)	68,300	9,478,674
Varian Medical Systems, Inc. (a)(b)	15,100	1,558,169

		78,744,547
Health Care Providers & Services — 28.6%
Aetna, Inc. (a)	44,311	6,727,739
Amedisys, Inc. (b)	58,660	3,684,434
AmerisourceBergen Corp. (a)	15,300	1,446,309
Anthem, Inc.	50,300	9,462,939

Common Stocks	Shares	Value
Health Care Providers & Services (continued)
Cardinal Health, Inc. (a)	36,830	$2,869,794
Centene Corp. (b)	35,300	2,819,764
Cigna Corp. (a)	46,100	7,716,679
DaVita, Inc. (a)(b)	64,994	4,209,011
HCA Holdings, Inc. (a)(b)	35,894	3,129,957
HealthEquity, Inc. (b)	12,500	622,875
Humana, Inc. (a)	39,200	9,432,304
McKesson Corp. (a)	16,100	2,649,094
Quest Diagnostics, Inc. (a)	57,300	6,369,468
Teladoc, Inc. (a)(b)	20,900	725,230
UnitedHealth Group, Inc. (a)	136,402	25,291,659
Universal Health Services, Inc., Class B (a)	19,500	2,380,560
WellCare Health Plans, Inc. (a)(b)	6,300	1,131,228

		90,669,044
Life Sciences Tools & Services — 2.1%
Agilent Technologies, Inc.	38,500	2,283,435
Thermo Fisher Scientific, Inc. (a)	23,100	4,030,257
Wuxi Biologics Cayman, Inc. (b)(e)	134,500	505,616

		6,819,308
Pharmaceuticals — 20.6%
Allergan PLC (a)	37,185	9,039,302
AstraZeneca PLC	38,776	2,597,353
Bristol-Myers Squibb Co. (a)	97,162	5,413,867
Chugai Pharmaceutical Co. Ltd.	8,100	303,474
Dermira, Inc. (a)(b)	22,100	643,994
Eli Lilly & Co. (a)	92,100	7,579,830
GlaxoSmithKline PLC	75,300	1,602,930
Intra-Cellular Therapies, Inc. (b)	13,701	170,166
Jazz Pharmaceuticals PLC (a)(b)	11,400	1,772,700
Johnson & Johnson (a)	63,770	8,436,133
Mallinckrodt PLC (a)(b)	16,200	725,922
Merck & Co., Inc. (a)	91,000	5,832,190
Merck KGaA	28,400	3,436,362
Mylan NV (a)(b)	66,400	2,577,648
Novartis AG — ADR	9,900	826,353
Pacira Pharmaceuticals, Inc. (a)(b)	7,800	372,060
Pfizer, Inc. (a)	118,398	3,976,989
Roche Holding AG	14,500	3,704,965
Sanofi SA	15,400	1,475,626
Sanofi SA — ADR (a)	37,000	1,772,670
Theravance Biopharma, Inc. (a)(b)	4,700	187,248
Zoetis, Inc. (a)	47,600	2,969,288

		65,417,070
Total Common Stocks — 100.1%		317,863,323

Preferred Stock
Biotechnology — 0.1%
Ovid Therapeutics Inc., (Acquired 8/7/15, Cost $503,166), 0.00% (b)(c)(d)	37,565	380,484
Total Preferred Stocks — 0.1%		380,484

Rights
Biotechnology — 0.1%
Dyax Corp., CVR (b)(d)	61,727	141,355
Total Long-Term Investments (Cost — $210,031,572) — 100.3%		318,385,162

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (f)(g)	2,281,623	$2,281,623
Total Short-Term Securities (Cost — $2,281,623) — 0.7%		2,281,623
Total Investments Before Options Written (Cost — $212,313,195) — 101.0%		320,666,785

Options Written (Premiums Received — $2,322,880) — (1.1)%		(3,438,994)
Total Investments, Net of Options Written (Cost — $209,990,315) — 99.9%		317,227,791
Other Assets Less Liabilities — 0.1%		308,005

Net Assets — 100.0%		$317,535,796

Notes to Schedule of Investments

(a)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	Non-income producing security.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Trust held restricted securities with a current value of $1,843,075 and an original cost of $1,489,568, which was 0.6% of its net assets.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Net Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	8,611,967	(6,330,344)	2,281,623	$2,281,623	$16,585		—	—
SL Liquidity Series, LLC, Money Market Series	126,889	(126,889)	—	—	1,584	[1]	—	—
Total					$18,169		—	—

[1] Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(g)	Current yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Abbott Laboratories	Call	7/07/17	USD	44.00	113	$(51,133)
Allergan PLC	Call	7/07/17	USD	225.00	63	(115,290)
Baxter International, Inc.	Call	7/07/17	USD	59.50	134	(16,415)
Bristol-Myers Squibb Co.	Call	7/07/17	USD	55.50	165	(12,292)
Celgene Corp.	Call	7/07/17	USD	118.00	226	(257,640)
Eli Lilly & Co.	Call	7/07/17	USD	82.00	112	(9,800)
Humana, Inc.	Call	7/07/17	USD	235.00	22	(14,630)
Medtronic PLC	Call	7/07/17	USD	86.00	309	(86,366)
Merck & Co., Inc.	Call	7/07/17	USD	64.50	45	(1,372)
UnitedHealth Group, Inc.	Call	7/07/17	USD	177.50	70	(56,525)
Becton Dickinson & Co.	Call	7/10/17	USD	187.00	75	(64,000)
Dermira, Inc.	Call	7/12/17	USD	29.01	77	(7,831)
Amgen, Inc.	Call	7/14/17	USD	157.50	87	(129,195)
Celgene Corp.	Call	7/14/17	USD	117.00	39	(52,065)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	61

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Cigna Corp.	Call	7/14/17	USD	170.00	101	$(12,120)
Eli Lilly & Co.	Call	7/14/17	USD	82.50	113	(9,605)
Merck & Co., Inc.	Call	7/14/17	USD	64.50	55	(2,942)
Thermo Fisher Scientific, Inc.	Call	7/14/17	USD	172.40	38	(14,518)
UnitedHealth Group, Inc.	Call	7/14/17	USD	182.50	40	(16,500)
Acceleron Pharma, Inc.	Call	7/21/17	USD	30.00	162	(38,475)
Aetna, Inc.	Call	7/21/17	USD	140.00	30	(35,325)
Alkermes PLC	Call	7/21/17	USD	60.00	49	(5,512)
Alnylam Pharmaceuticals, Inc.	Call	7/21/17	USD	80.00	17	(5,780)
Amgen, Inc.	Call	7/21/17	USD	165.00	75	(61,500)
Avexis, Inc.	Call	7/21/17	USD	85.00	60	(15,450)
Biogen, Inc.	Call	7/21/17	USD	265.00	24	(23,160)
BioMarin Pharmaceutical, Inc.	Call	7/21/17	USD	95.00	61	(10,370)
Bioverativ Inc.	Call	7/21/17	USD	55.00	40	(23,000)
Boston Scientific Corp.	Call	7/21/17	USD	27.00	287	(27,409)
Celgene Corp.	Call	7/21/17	USD	120.00	38	(39,900)
DaVita, Inc.	Call	7/21/17	USD	67.50	227	(8,512)
Edwards Lifesciences Corp.	Call	7/21/17	USD	115.00	50	(22,500)
Eli Lilly & Co.	Call	7/21/17	USD	80.00	87	(24,621)
Galapagos NV — ADR	Call	7/21/17	USD	90.00	14	(7,000)
Gilead Sciences, Inc.	Call	7/21/17	USD	67.50	177	(64,605)
Global Blood Therapeutics, Inc.	Call	7/21/17	USD	30.00	56	(5,180)
Hologic, Inc.	Call	7/21/17	USD	45.00	295	(30,238)
Humana, Inc.	Call	7/21/17	USD	235.00	53	(43,195)
Incyte Corp.	Call	7/21/17	USD	125.00	50	(26,000)
Intuitive Surgical, Inc.	Call	7/21/17	USD	865.00	19	(144,115)
Jazz Pharmaceuticals PLC	Call	7/21/17	USD	155.00	13	(5,590)
Johnson & Johnson	Call	7/21/17	USD	127.52	108	(59,944)
Karyopharm Therapeutics, Inc.	Call	7/21/17	USD	10.00	22	(550)
Medtronic PLC	Call	7/21/17	USD	87.50	132	(22,308)
Pacira Pharmaceuticals, Inc.	Call	7/21/17	USD	45.00	27	(10,665)
Pfizer, Inc.	Call	7/21/17	USD	33.00	56	(4,452)
PTC Therapeutics, Inc.	Call	7/21/17	USD	17.00	54	(10,530)
Quest Diagnostics, Inc.	Call	7/21/17	USD	110.00	97	(17,703)
Sage Therapeutics, Inc.	Call	7/21/17	USD	90.00	55	(8,525)
Sanofi SA — ADR	Call	7/21/17	USD	50.00	108	(3,240)
Spark Therapeutics, Inc.	Call	7/21/17	USD	60.00	20	(6,250)
Stryker Corp.	Call	7/21/17	USD	140.00	122	(17,385)
Teladoc, Inc.	Call	7/21/17	USD	35.00	73	(9,490)
Theravance Biopharma, Inc.	Call	7/21/17	USD	40.00	16	(2,960)
Thermo Fisher Scientific, Inc.	Call	7/21/17	USD	175.00	42	(10,710)
Ultragenyx Pharmaceutical, Inc.	Call	7/21/17	USD	65.00	52	(11,310)
UnitedHealth Group, Inc.	Call	7/21/17	USD	180.00	113	(82,208)
UnitedHealth Group, Inc.	Call	7/21/17	USD	185.00	41	(15,273)
Universal Health Services, Inc., Class B	Call	7/21/17	USD	120.00	70	(26,600)
Vertex Pharmaceuticals, Inc.	Call	7/21/17	USD	125.00	63	(44,730)
WellCare Health Plans, Inc.	Call	7/21/17	USD	175.00	25	(16,000)
Zoetis, Inc.	Call	7/21/17	USD	60.35	62	(14,811)
Genomic Health, Inc.	Call	7/25/17	USD	33.01	57	(5,707)
Abbott Laboratories	Call	7/28/17	USD	48.00	121	(15,670)
AmerisourceBergen Corp.	Call	7/28/17	USD	98.00	33	(2,887)
Baxter International, Inc.	Call	7/28/17	USD	60.01	133	(16,601)
Boston Scientific Corp.	Call	7/28/17	USD	28.00	321	(19,581)
HCA Holdings, Inc	Call	7/28/17	USD	86.00	81	(22,680)
Jazz Pharmaceuticals PLC	Call	7/28/17	USD	155.00	26	(11,960)
Mallinckrodt PLC	Call	7/28/17	USD	46.00	56	(9,100)
McKesson Corp.	Call	7/28/17	USD	167.50	53	(16,033)
Merck & Co., Inc.	Call	7/28/17	USD	66.50	59	(2,684)
Regeneron Pharmaceuticals, Inc.	Call	7/28/17	USD	525.00	16	(10,240)
UnitedHealth Group, Inc.	Call	7/28/17	USD	182.50	172	(97,610)
UnitedHealth Group, Inc.	Call	7/28/17	USD	185.00	41	(17,323)
Vertex Pharmaceuticals, Inc.	Call	7/28/17	USD	129.00	129	(79,980)
Zoetis, Inc.	Call	7/31/17	USD	63.00	100	(7,258)
AbbVie, Inc.	Call	8/04/17	USD	73.00	66	(7,161)
Amgen, Inc.	Call	8/04/17	USD	177.50	52	(12,090)

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Biogen, Inc.	Call	8/04/17	USD	280.00	57	$(33,060)
Boston Scientific Corp.	Call	8/04/17	USD	28.00	83	(5,851)
Bristol-Myers Squibb Co.	Call	8/04/17	USD	57.00	175	(24,238)
Cardinal Health, Inc.	Call	8/04/17	USD	80.50	64	(6,560)
Gilead Sciences, Inc.	Call	8/04/17	USD	72.50	58	(8,642)
Johnson & Johnson	Call	8/04/17	USD	134.00	115	(18,630)
Medtronic PLC	Call	8/04/17	USD	89.50	245	(25,725)
Merck & Co., Inc.	Call	8/04/17	USD	65.00	114	(11,856)
Mylan NV	Call	8/04/17	USD	39.50	232	(22,620)
Aetna, Inc.	Call	8/08/17	USD	141.90	104	(101,470)
Allergan PLC	Call	8/11/17	USD	252.50	67	(19,363)
AmerisourceBergen Corp.	Call	8/11/17	USD	97.00	20	(3,750)
Abbott Laboratories	Call	8/18/17	USD	49.00	152	(14,896)
AbbVie, Inc.	Call	8/18/17	USD	70.00	78	(23,946)
Agios Pharmaceuticals, Inc.	Call	8/18/17	USD	60.00	33	(3,712)
Alkermes PLC	Call	8/18/17	USD	65.00	13	(1,592)
Alnylam Pharmaceuticals, Inc.	Call	8/18/17	USD	70.00	49	(59,045)
Aquinox Pharmaceuticals, Inc.	Call	8/18/17	USD	15.00	61	(5,490)
Baxter International, Inc.	Call	8/18/17	USD	60.00	177	(35,046)
Boston Scientific Corp.	Call	8/18/17	USD	27.00	514	(69,647)
Boston Scientific Corp.	Call	8/18/17	USD	28.00	83	(6,391)
Cardinal Health, Inc.	Call	8/18/17	USD	82.50	64	(4,160)
Celgene Corp.	Call	8/18/17	USD	135.00	39	(9,789)
Cigna Corp.	Call	8/18/17	USD	175.00	60	(13,200)
Halozyme Therapeutics, Inc.	Call	8/18/17	USD	14.00	172	(6,880)
HCA Holdings, Inc	Call	8/18/17	USD	87.50	44	(11,770)
Humana, Inc.	Call	8/18/17	USD	240.00	19	(16,055)
iRhythm Technologies, Inc.	Call	8/18/17	USD	40.00	25	(10,250)
Masimo Corp.	Call	8/18/17	USD	100.00	11	(1,787)
McKesson Corp.	Call	8/18/17	USD	165.00	3	(1,635)
Merck & Co., Inc.	Call	8/18/17	USD	65.00	45	(5,737)
Quest Diagnostics, Inc.	Call	8/18/17	USD	107.75	103	(51,184)
Regeneron Pharmaceuticals, Inc.	Call	8/18/17	USD	515.00	16	(25,760)
Sarepta Therapeutics, Inc.	Call	8/18/17	USD	36.00	131	(29,672)
TESARO, Inc.	Call	8/18/17	USD	155.00	64	(38,400)
Varian Medical System, Inc.	Call	8/18/17	USD	105.00	28	(6,930)
Vertex Pharmaceuticals, Inc.	Call	8/18/17	USD	135.00	21	(12,495)
Pfizer, Inc.	Call	9/01/17	USD	34.17	362	(15,394)
Total						$(3,110,513)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Baxter International, Inc.	Call	Bank of America N.A.	07/06/17	USD	56.46	4,200	$(17,616)
Humana, Inc.	Call	Barclays Bank PLC	07/12/17	USD	228.00	4,300	(56,553)
Stryker Corp.	Call	Barclays Bank PLC	07/12/17	USD	137.75	11,700	(29,800)
Agilent Technologies, Inc.	Call	Barclays Bank PLC	07/13/17	USD	56.00	13,000	(45,833)
Sanofi SA — ADR	Call	Morgan Stanley & Co. International PLC	07/14/17	EUR	90.04	5,300	(197)
AstraZeneca PLC	Call	Morgan Stanley & Co. International PLC	07/19/17	GBP	53.39	13,200	(23,391)
Masimo Corp.	Call	Credit Suisse International	07/20/17	USD	87.00	6,400	(35,162)
Service Corp. International	Call	Barclays Bank PLC	07/24/17	USD	32.15	14,700	(24,828)
Amedisys, Inc.	Call	Deutsche Bank AG	07/31/17	USD	63.52	20,000	(29,934)
HealthEquity, Inc.	Call	Citibank N.A.	07/31/17	USD	51.72	5,000	(5,768)
Novartis AG — ADR	Call	Citibank N.A.	07/31/17	USD	81.34	3,400	(10,841)
Syndax Pharmaceuticals, Inc.	Call	Morgan Stanley & Co. International PLC	08/03/17	USD	15.90	18,400	(16,683)
GlaxoSmithKline PLC	Call	Goldman Sachs International	08/16/17	GBP	17.39	26,300	(1,337)
Merck & Co., Inc.	Call	Goldman Sachs International	08/16/17	EUR	111.09	9,600	(14,188)
Roche Holding AG	Call	Credit Suisse International	08/18/17	CHF	258.91	2,500	(2,793)
REGENXBIO, Inc.	Call	Citibank N.A.	08/28/17	USD	22.80	12,600	(13,557)
Total							$(328,481)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	63

Schedule of Investments (continued)	BlackRock Health Sciences Trust (BME)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	190,155	$2,428,175
Options written	761,116	10,262,111
Options exercised	(339)	(34,224)
Options expired	(126,496)	(2,135,113)
Options closed	(643,493)	(8,198,069)

Outstanding options, end of period	180,943	$2,322,880

As of period end, the value of portfolio securities subject to covered call options written was $97,564,375.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$3,438,994	—	—	—	$3,438,994

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options purchased[1]	—	—	$(280)	—	—	—	$(280)
Options written	—	—	(4,475,585)	—	—	—	(4,475,585)

Total	—	—	$(4,475,865)	—	—	—	$(4,475,865)

[1] Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$(1,617,344)	—	—	—	$(1,617,344)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$228	[1]
Average value of option contracts written	$2,792,921
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) are as follows:

Derivative Financial Instruments	Assets	Liabilities
Options	—	$3,438,994

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,110,513)

Total derivative assets and liabilities subject to an MNA	—	$328,481

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (concluded)	BlackRock Health Sciences Trust (BME)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an Master Netting Agreement (“MNA”) and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[1]
Bank of America N.A.	$17,616	—	—	—	$17,616
Barclays Bank PLC	157,014	—	—	—	157,014
Citibank N.A.	30,166	—	—	—	30,166
Credit Suisse International	37,955	—	—	—	37,955
Deutsche Bank AG	29,934	—	—	—	29,934
Goldman Sachs International	15,525	—	—	—	15,525
Morgan Stanley & Co. International PLC	40,271	—	—	—	40,271

Total	$328,481	—	—	—	$328,481

[1] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Biotechnology	$73,302,378	—	$1,462,591	$74,764,969
Diversified Consumer Services	1,448,385	—	—	1,448,385
Health Care Equipment & Supplies	78,744,547	—	—	78,744,547
Health Care Providers & Services	90,669,044	—	—	90,669,044
Life Sciences Tools & Services	6,819,308	—	—	6,819,308
Pharmaceuticals	52,296,360	$13,120,710	—	65,417,070
Preferred Stock	—	—	380,484	380,484
Rights	—	—	141,355	141,355
Short-Term Securities	2,281,623	—	—	2,281,623

Total	$305,561,645	$13,120,710	$1,984,430	$320,666,785

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(2,751,795)	$(687,199)	—	$(3,438,994)
[1] Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Rights	Total
Assets:	$1,452,303	$503,166	$68,517	$2,023,986
Opening Balance, as of December 31, 2016	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)[1,2]	10,288	(122,682)	72,838	(39,556)
Purchases	—	—	—	—
Sales	—	—	—	—

Closing Balance, as of June 30, 2017	$1,462,591	$380,484	$141,355	$1,984,430

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$10,288	$(122,682)	$72,838	$(39,556)

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at June 30, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	65

Consolidated Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Chemicals — 13.5%
Agrium, Inc.	234,401	$21,243,955
CF Industries Holdings, Inc. (a)	850,336	23,775,395
Monsanto Co. (b)	364,970	43,197,849
Mosaic Co. (a)	219,733	5,016,504
Potash Corp. of Saskatchewan, Inc. (a)	1,149,440	18,735,872
Yara International ASA	266,000	10,002,199

		121,971,774
Containers & Packaging — 2.8%
Packaging Corp. of America (a)	227,819	25,376,758
Energy Equipment & Services — 4.4%
Baker Hughes, Inc. (a)	213,777	11,652,984
Halliburton Co. (a)(b)	347,800	14,854,538
Precision Drilling Corp. (c)	1,749,350	5,975,957
Superior Energy Services, Inc. (a)(b)(c)	654,550	6,826,956

		39,310,435
Food Products — 4.6%
AGT Food & Ingredients, Inc.	46,482	834,439
BRF SA — ADR	997,160	11,756,516
Bunge Ltd. (a)	85,461	6,375,391
Elders, Ltd. (c)	1,246,695	5,126,422
Glanbia PLC	407,065	7,961,912
Origin Enterprises PLC	1,342,955	9,790,600

		41,845,280
Machinery — 1.2%
Deere & Co. (a)	89,759	11,093,315
Metals & Mining — 33.2%
Barrick Gold Corp. (a)	398,909	6,346,642
BHP Billiton PLC	1,950,000	29,875,362
Boliden AB	328,757	8,986,547
Detour Gold Corp. (c)	422,269	4,942,970
First Quantum Minerals Ltd.	1,804,555	15,265,244
Fortescue Metals Group Ltd.	1,944,962	7,785,862
Franco-Nevada Corp.	72,000	5,195,126
Fresnillo PLC	691,401	13,402,621
Glencore PLC (c)	11,085,484	41,539,811
Lundin Mining Corp.	2,417,438	13,738,833
Neo Lithium Corp. (c)(d)	3,000,000	2,660,395
Nevsun Resources, Ltd.	3,527,285	8,513,573
Newcrest Mining Ltd.	1,665,137	25,842,510
Newmont Mining Corp. (a)	333,240	10,793,644
Public Joint Stock Company Polyus	144,076	4,840,954
Rio Tinto PLC — ADR (a)	841,129	35,588,168
South32 Ltd.	5,060,093	10,421,291
Teck Resources Ltd., Class B	995,607	17,253,869
Vale SA — ADR (a)	1,942,546	16,997,278
Wheaton Precious Metals Corp.	1,011,384	20,116,428

		300,107,128
Oil, Gas & Consumable Fuels — 35.6%
Anadarko Petroleum Corp. (a)	297,675	13,496,584
BP PLC — ADR (a)	1,389,155	48,134,221
Cairn Energy PLC (c)	2,536,430	5,694,758
Canadian Natural Resources Ltd.	468,500	13,518,870
Chevron Corp. (a)	241,802	25,227,203

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Cimarex Energy Co.	120,067	$11,287,499
ConocoPhillips (a)(b)	546,444	24,021,678
Devon Energy Corp. (a)	392,750	12,556,217
Encana Corp.	1,318,600	11,601,809
Eni SpA — ADR	416,520	12,520,591
EOG Resources, Inc. (a)	275,926	24,976,822
Exxon Mobil Corp. (a)(b)	339,196	27,383,293
Hess Corp. (a)	216,422	9,494,433
Kosmos Energy Ltd. (c)	1,258,200	8,065,062
Pioneer Natural Resources Co. (a)	97,750	15,598,945
Royal Dutch Shell PLC — ADR, Class A (a)	1,091,674	58,066,140

		321,644,125
Paper & Forest Products — 1.4%
International Paper Co. (a)	187,940	10,639,283
Precious Woods Holding AG (c)	20,000	127,229
Quintis, Ltd. (d)	7,903,565	2,186,885

		12,953,397
Real Estate Investment Trusts (REITs) — 2.1%
Weyerhaeuser Co. (a)	555,764	18,618,094
Total Common Stocks — 98.8%		892,920,306

Corporate Bonds — 1.0%	Par (000)
Metals & Mining — 1.0%
Pilgangoora Operations Pty Ltd, 12.00%, 6/21/22	$9,000	9,000,000
Total Long-Term Investments (Cost — $828,279,183) — 99.8%		901,920,306

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (e)(f)	11,869,538	11,869,538
SL Liquidity Series, LLC, Money Market Series, 1.27% (e)(f)(g)	1,169,967	1,170,084
Total Short-Term Securities (Cost — $13,039,589) — 1.4%		13,039,622
Total Investments Before and Options Written (Cost — $841,318,772) — 101.2%		914,959,928

Options Written (Premiums Received — $7,411,352) — (0.7)%		(6,017,340)
Total Investments, Net of Options Written (Cost — $833,907,420) — 100.5%		908,942,588
Liabilities in Excess of Other Assets — (0.5)%		(4,726,810)

Net Assets — 100.0%		$904,215,778

Notes to Schedule of Investments

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	Non-income producing security.

(d)	Security, or a portion of the security, is on loan.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

(e)	During the six months ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	12,603,929	(734,391)	11,869,538	$11,869,538	$37,097		—	—
SL Liquidity Series, LLC, Money Market Series	3,936,869	(2,766,902)	1,169,967	1,170,084	98,570	[1]	—	$(171)
Total				$13,039,622	$135,667		—	$(171)

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(f)	Current yield as of period end.

(g)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Anadarko Petroleum Corp.	Call	7/07/17	USD	53.50	87	$(348)
Baker Hughes, Inc.	Call	7/07/17	USD	56.00	62	(4,030)
BP PLC — ADR	Call	7/07/17	USD	36.00	630	(1,260)
CF Industries Holdings, Inc.	Call	7/07/17	USD	28.00	850	(35,275)
Chevron Corp.	Call	7/07/17	USD	107.00	174	(783)
ConocoPhillips	Call	7/07/17	USD	46.00	89	(267)
Deere & Co.	Call	7/07/17	USD	128.00	112	(672)
Devon Energy Corp.	Call	7/07/17	USD	37.50	59	(236)
EOG Resources, Inc.	Call	7/07/17	USD	94.00	74	(740)
Exxon Mobil Corp.	Call	7/07/17	USD	82.00	61	(610)
Newmont Mining Corp.	Call	7/07/17	USD	35.50	135	(270)
Pioneer Natural Resources Co.	Call	7/07/17	USD	172.50	115	(9,200)
Potash Corp. of Saskatchewan, Inc.	Call	7/07/17	USD	16.50	688	(5,504)
Royal Dutch Shell PLC — ADR, Class A	Call	7/07/17	USD	55.95	1,976	(923)
Vale SA — ADR	Call	7/07/17	USD	9.50	778	(1,556)
Chevron Corp.	Call	7/13/17	USD	107.50	174	(3,289)
Anadarko Petroleum Corp.	Call	7/14/17	USD	52.50	243	(972)
Baker Hughes, Inc.	Call	7/14/17	USD	56.00	494	(19,760)
Barrick Gold Corp.	Call	7/14/17	USD	17.00	315	(1,890)
BP PLC — ADR	Call	7/14/17	USD	36.00	630	(3,465)
CF Industries Holdings, Inc.	Call	7/14/17	USD	29.50	850	(18,275)
Deere & Co.	Call	7/14/17	USD	128.00	113	(2,260)
Devon Energy Corp.	Call	7/14/17	USD	35.00	459	(3,672)
EOG Resources, Inc.	Call	7/14/17	USD	91.50	143	(15,086)
Exxon Mobil Corp.	Call	7/14/17	USD	81.00	202	(13,130)
Pioneer Natural Resources Co.	Call	7/14/17	USD	170.00	26	(1,105)
Potash Corp. of Saskatchewan, Inc.	Call	7/14/17	USD	17.00	1,101	(6,055)
Vale SA — ADR	Call	7/14/17	USD	8.50	1,676	(70,392)
Weyerhaeuser Co.	Call	7/14/17	USD	33.50	916	(38,930)
Weyerhaeuser Co.	Call	7/14/17	USD	34.00	124	(2,790)
Agrium, Inc.	Call	7/21/17	CAD	125.00	183	(1,341)
Baker Hughes, Inc.	Call	7/21/17	USD	56.25	62	(4,094)
Barrick Gold Corp.	Call	7/21/17	USD	16.00	410	(15,170)
Barrick Gold Corp.	Call	7/21/17	USD	17.00	870	(8,265)
BP PLC — ADR	Call	7/21/17	USD	36.00	800	(10,000)
BP PLC — ADR	Call	7/21/17	USD	37.00	410	(1,640)
Bunge Ltd.	Call	7/21/17	USD	85.00	115	(4,887)
Bunge Ltd.	Call	7/21/17	USD	87.50	115	(5,462)
Canadian Natural Resources Ltd.	Call	7/21/17	CAD	38.00	634	(28,356)
CF Industries Holdings, Inc.	Call	7/21/17	USD	27.50	850	(98,600)
Chevron Corp.	Call	7/21/17	USD	110.00	18	(180)
ConocoPhillips	Call	7/21/17	USD	46.00	319	(8,613)
Detour Gold Corp.	Call	7/21/17	CAD	15.00	469	(23,689)
Detour Gold Corp.	Call	7/21/17	CAD	18.00	500	(2,699)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	67

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Devon Energy Corp.	Call	7/21/17	USD	33.00	459	$(26,622)
Encana Corp.	Call	7/21/17	CAD	13.00	192	(1,184)
Encana Corp.	Call	7/21/17	CAD	15.00	380	(1,465)
EOG Resources, Inc.	Call	7/21/17	USD	97.50	74	(1,258)
Exxon Mobil Corp.	Call	7/21/17	USD	80.00	162	(23,895)
Exxon Mobil Corp.	Call	7/21/17	USD	83.00	175	(4,112)
Exxon Mobil Corp.	Call	7/21/17	USD	83.50	175	(2,800)
Exxon Mobil Corp.	Call	7/21/17	USD	85.00	102	(561)
Franco-Nevada Corp.	Call	7/21/17	CAD	100.00	144	(4,386)
Halliburton Co.	Call	7/21/17	USD	43.50	271	(18,564)
Halliburton Co.	Call	7/21/17	USD	48.00	290	(1,015)
Hess Corp.	Call	7/21/17	USD	52.50	246	(492)
International Paper Co.	Call	7/21/17	USD	57.50	250	(14,125)
Lundin Mining Corp.	Call	7/21/17	CAD	8.00	3,819	(11,780)
Newmont Mining Corp.	Call	7/21/17	USD	35.00	300	(2,700)
Packaging Corp. of America	Call	7/21/17	USD	110.00	300	(87,000)
Potash Corp. of Saskatchewan, Inc.	Call	7/21/17	USD	17.00	726	(8,349)
Precision Drilling Corp.	Call	7/21/17	CAD	6.00	1,280	(4,935)
Rio Tinto PLC — ADR	Call	7/21/17	USD	42.50	1,460	(146,000)
Royal Dutch Shell PLC — ADR, Class A	Call	7/21/17	USD	55.95	1,976	(16,185)
Vale SA — ADR	Call	7/21/17	USD	9.00	1,676	(38,548)
Weyerhaeuser Co.	Call	7/21/17	USD	34.00	896	(29,120)
Exxon Mobil Corp.	Call	7/25/17	USD	83.25	68	(1,628)
Baker Hughes, Inc.	Call	7/28/17	USD	57.00	62	(13,764)
BP PLC — ADR	Call	7/28/17	USD	36.00	400	(7,200)
Canadian Natural Resources Ltd.	Call	7/28/17	CAD	38.00	606	(35,048)
CF Industries Holdings, Inc.	Call	7/28/17	USD	29.50	850	(44,625)
Chevron Corp.	Call	7/28/17	USD	108.00	155	(9,222)
Devon Energy Corp.	Call	7/28/17	USD	33.00	385	(29,068)
EOG Resources, Inc.	Call	7/28/17	USD	92.00	266	(41,230)
Exxon Mobil Corp.	Call	7/28/17	USD	82.50	68	(4,080)
Halliburton Co.	Call	7/28/17	USD	44.00	269	(21,789)
International Paper Co.	Call	7/28/17	USD	58.00	250	(18,500)
Mosaic Co.	Call	7/28/17	USD	23.50	570	(27,645)
Newmont Mining Corp.	Call	7/28/17	USD	33.50	597	(32,537)
Pioneer Natural Resources Co.	Call	7/28/17	USD	167.50	93	(17,438)
Pioneer Natural Resources Co.	Call	7/28/17	USD	175.00	157	(10,205)
Potash Corp. of Saskatchewan, Inc.	Call	7/28/17	USD	17.00	1,000	(17,500)
Vale SA — ADR	Call	7/28/17	USD	8.00	1,552	(139,680)
Royal Dutch Shell PLC — ADR, Class A	Call	8/01/17	USD	55.50	753	(16,860)
Anadarko Petroleum Corp.	Call	8/04/17	USD	47.50	634	(58,011)
Baker Hughes, Inc.	Call	8/04/17	USD	55.00	17	(2,380)
BP PLC — ADR	Call	8/04/17	USD	35.00	523	(33,995)
Chevron Corp.	Call	8/04/17	USD	107.00	219	(23,981)
Deere & Co.	Call	8/04/17	USD	124.00	59	(14,514)
Devon Energy Corp.	Call	8/04/17	USD	31.00	308	(62,524)
EOG Resources, Inc.	Call	8/04/17	USD	89.00	313	(116,593)
Exxon Mobil Corp.	Call	8/04/17	USD	83.50	190	(8,740)
Hess Corp.	Call	8/04/17	USD	43.00	285	(69,255)
International Paper Co.	Call	8/04/17	USD	58.00	251	(22,967)
Mosaic Co.	Call	8/04/17	USD	23.50	310	(20,460)
Newmont Mining Corp.	Call	8/04/17	USD	33.50	300	(19,800)
Vale SA — ADR	Call	8/04/17	USD	9.00	522	(17,226)
Weyerhaeuser Co.	Call	8/04/17	USD	34.00	123	(6,765)
Anadarko Petroleum Corp.	Call	8/11/17	USD	46.50	226	(32,318)
ConocoPhillips	Call	8/11/17	USD	45.00	449	(42,655)
Halliburton Co.	Call	8/11/17	USD	43.00	286	(42,900)
Hess Corp.	Call	8/11/17	USD	43.50	334	(78,156)
Vale SA — ADR	Call	8/11/17	USD	9.50	522	(12,006)
Exxon Mobil Corp.	Call	8/14/17	USD	83.00	90	(4,903)
Halliburton Co.	Call	8/16/17	USD	46.10	275	(14,263)
Agrium, Inc.	Call	8/18/17	CAD	120.00	214	(31,849)
Baker Hughes, Inc.	Call	8/18/17	USD	55.00	158	(29,230)
BP PLC — ADR	Call	8/18/17	USD	36.00	1,025	(34,338)
Canadian Natural Resources Ltd.	Call	8/18/17	CAD	38.00	634	(56,712)

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Chevron Corp.	Call	8/18/17	USD	110.00	227	$(12,144)
ConocoPhillips	Call	8/18/17	USD	45.00	449	(47,594)
ConocoPhillips	Call	8/18/17	USD	47.00	318	(15,423)
Deere & Co.	Call	8/18/17	USD	125.00	75	(24,938)
EOG Resources, Inc.	Call	8/18/17	USD	92.50	233	(55,454)
Exxon Mobil Corp.	Call	8/18/17	USD	85.00	63	(1,669)
Potash Corp. of Saskatchewan, Inc.	Call	8/18/17	USD	17.00	1,082	(33,542)
Rio Tinto PLC — ADR	Call	8/18/17	USD	42.50	133	(19,551)
Weyerhaeuser Co.	Call	8/18/17	USD	35.00	41	(1,435)
ConocoPhillips	Call	8/30/17	USD	47.60	561	(28,634)
Superior Energy Services, Inc.	Call	9/15/17	USD	10.00	300	(47,250)
Total						$(2,553,031)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Elders Ltd.	CALL	JPMorgan Chase Bank N.A.	07/06/17	AUD	4.49	25,000	$(16,556)
Glanbia PLC	Call	UBS AG	07/06/17	EUR	18.78	25,000	(1)
Encana Corp.	Call	Deutsche Bank AG	07/07/17	CAD	16.05	77,300	(4)
Packaging Corp. of America	Call	Deutsche Bank AG	07/07/17	USD	99.50	22,600	(269,271)
Cimarex Energy Co.	Call	UBS AG	07/10/17	USD	119.70	9,900	—
Detour Gold Corp.	Call	Credit Suisse International	07/10/17	CAD	19.05	72,000	(145)
Superior Energy Services, Inc.	Call	UBS AG	07/10/17	USD	12.61	28,000	(726)
Eni SpA — ADR	Call	Deutsche Bank AG	07/11/17	USD	33.99	55,000	(1)
Lundin Mining Corp.	Call	Citibank N.A.	07/11/17	CAD	7.80	320,000	(10,695)
Elders Ltd.	Call	Citibank N.A.	07/12/17	AUD	4.48	75,000	(50,151)
Glanbia PLC	Call	Bank of America N.A.	07/12/17	EUR	18.06	37,000	(497)
Glanbia PLC	Call	UBS AG	07/12/17	EUR	18.71	11,100	(6)
Rio Tinto PLC — ADR	Call	Barclays Bank PLC	07/13/17	USD	41.68	92,800	(113,476)
South32 Ltd.	Call	Citibank N.A.	07/13/17	AUD	2.82	916,000	(6,814)
Fortescue Metals Group Ltd.	Call	JPMorgan Chase Bank N.A.	07/18/17	AUD	5.26	190,000	(27,264)
Fresnillo PLC	Call	Credit Suisse International	07/18/17	GBP	16.47	65,000	(1,414)
Glanbia PLC	Call	UBS AG	07/18/17	EUR	17.76	20,000	(1,565)
Newcrest Mining Ltd.	Call	Deutsche Bank AG	07/18/17	AUD	22.04	200,000	(12,141)
Elders Ltd.	Call	Deutsche Bank AG	07/19/17	AUD	4.48	35,000	(23,385)
Eni SpA — ADR	Call	Barclays Bank PLC	07/19/17	USD	31.46	55,000	(5,200)
Elders Ltd.	Call	UBS AG	07/26/17	AUD	4.54	35,000	(21,875)
Fresnillo PLC	Call	Credit Suisse International	07/26/17	GBP	17.23	89,300	(587)
Glanbia PLC	Call	Morgan Stanley & Co. International PLC	07/26/17	EUR	18.46	25,000	(580)
Glanbia PLC	Call	Morgan Stanley & Co. International PLC	07/26/17	EUR	18.23	20,000	(847)
Glencore PLC	Call	Bank of America N.A.	07/26/17	GBP	2.96	375,000	(28,570)
Newcrest Mining Ltd.	Call	Citibank N.A.	07/26/17	AUD	21.84	233,000	(32,273)
Newcrest Mining Ltd.	Call	JPMorgan Chase Bank N.A.	07/26/17	AUD	22.24	116,000	(10,405)
Yara International ASA	Call	Credit Suisse International	07/26/17	NOK	310.02	35,500	(51,580)
Eni SpA — ADR	Call	Barclays Bank PLC	07/27/17	USD	31.46	56,000	(9,144)
Agrium, Inc.	Call	Deutsche Bank AG	07/31/17	CAD	124.74	27,000	(5,237)
BP PLC — ADR	Call	UBS AG	07/31/17	USD	35.85	73,800	(11,308)
BP PLC — ADR	Call	UBS AG	07/31/17	USD	36.53	40,000	(4,454)
Franco-Nevada Corp.	Call	UBS AG	07/31/17	CAD	98.00	14,400	(11,690)
Boliden AB	Call	Deutsche Bank AG	08/02/17	SEK	242.55	33,100	(11,446)
Fortescue Metals Group Ltd.	Call	JPMorgan Chase Bank N.A.	08/02/17	AUD	4.97	396,000	(131,800)
Packaging Corp. of America	Call	Bank of America N.A.	08/02/17	USD	100.00	38,500	(461,440)
Superior Energy Services, Inc.	Call	Royal Bank of Canada	08/02/17	USD	10.84	44,500	(31,556)
Agrium, Inc.	Call	Citibank N.A.	08/04/17	CAD	123.69	27,000	(12,263)
Boliden AB	Call	Deutsche Bank AG	08/04/17	SEK	244.32	38,500	(11,775)
Elders Ltd.	Call	Morgan Stanley & Co. International PLC	08/04/17	AUD	5.37	47,000	(4,465)
Elders Ltd.	Call	UBS AG	08/04/17	AUD	5.40	47,000	(3,935)
Glencore PLC	Call	Goldman Sachs International	08/04/17	GBP	3.05	1,154,000	(58,863)
Newcrest Mining Ltd.	Call	Deutsche Bank AG	08/04/17	AUD	22.61	117,000	(13,437)
Cimarex Energy Co.	Call	Goldman Sachs International	08/07/17	USD	98.61	13,300	(22,790)
BHP Billiton PLC	Call	Morgan Stanley & Co. International PLC	08/08/17	GBP	11.70	327,500	(260,177)
Encana Corp.	Call	Citibank N.A.	08/08/17	CAD	11.49	54,000	(26,507)
Encana Corp.	Call	Morgan Stanley & Co. International PLC	08/08/17	CAD	13.81	115,000	(12,471)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	69

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Fresnillo PLC	Call	Morgan Stanley & Co. International PLC	08/08/17	GBP	16.20	145,800	$(30,491)
Glanbia PLC	Call	Goldman Sachs International	08/08/17	EUR	18.19	16,100	(1,464)
Glencore PLC	Call	Credit Suisse International	08/08/17	GBP	3.04	236,100	(14,246)
Glencore PLC	Call	Goldman Sachs International	08/08/17	GBP	3.06	616,000	(36,200)
Yara International ASA	Call	Credit Suisse International	08/08/17	NOK	320.07	35,400	(42,602)
Boliden AB	Call	Goldman Sachs International	08/09/17	SEK	236.82	60,000	(38,595)
Superior Energy Services, Inc.	Call	UBS AG	08/09/17	USD	10.80	62,400	(54,759)
Elders Ltd.	Call	UBS AG	08/10/17	AUD	4.94	35,000	(11,771)
Bunge Ltd.	Call	Goldman Sachs International	08/11/17	USD	79.24	11,100	(19,407)
Rio Tinto PLC — ADR	Call	UBS AG	08/11/17	USD	41.83	84,300	(88,872)
South32 Ltd.	Call	Deutsche Bank AG	08/11/17	AUD	2.62	1,108,000	(123,405)
Lundin Mining Corp.	Call	Citibank N.A.	08/14/17	CAD	7.57	265,000	(62,946)
BHP Billiton PLC	Call	Credit Suisse International	08/16/17	GBP	12.12	125,000	(76,615)
Elders Ltd.	Call	UBS AG	08/16/17	AUD	5.29	50,000	(7,157)
Fortescue Metals Group Ltd.	Call	JPMorgan Chase Bank N.A.	08/16/17	AUD	4.97	396,000	(146,781)
Glanbia PLC	Call	Morgan Stanley & Co. International PLC	08/16/17	EUR	18.18	20,000	(2,462)
Superior Energy Services, Inc.	Call	Goldman Sachs International	08/16/17	USD	10.90	37,500	(32,169)
Yara International ASA	Call	Credit Suisse International	08/16/17	NOK	310.84	35,500	(64,226)
BHP Billiton PLC	Call	Morgan Stanley & Co. International PLC	08/18/17	GBP	11.75	327,500	(274,840)
Glencore PLC	Call	Credit Suisse International	08/18/17	GBP	2.95	153,000	(18,640)
Encana Corp.	Call	Citibank N.A.	08/22/17	CAD	12.04	96,000	(36,662)
Encana Corp.	Call	Royal Bank of Canada	08/22/17	CAD	11.33	19,000	(12,034)
Cimarex Energy Co.	Call	Goldman Sachs International	08/23/17	USD	98.61	13,300	(30,443)
Elders Ltd.	Call	UBS AG	08/24/17	AUD	5.23	32,000	(5,772)
Elders Ltd.	Call	JPMorgan Chase Bank N.A.	08/30/17	AUD	5.31	50,000	(7,728)
Precision Drilling Corp.	Call	Royal Bank of Canada	08/31/17	CAD	4.62	75,000	(17,781)
Glencore PLC	Call	Goldman Sachs International	09/01/17	GBP	2.89	1,900,000	(343,702)
Encana Corp.	Call	Royal Bank of Canada	09/06/17	CAD	11.89	126,800	(68,022)
Elders Ltd.	Call	UBS AG	09/12/17	AUD	5.61	50,000	(3,730)
Total							$(3,464,309)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	24,528,515	$10,175,756
Options written	65,228,188	34,344,619
Options exercised	(91,144)	(179,786)
Options expired	(52,093,776)	(14,185,969)
Options closed	(25,411,569)	(22,743,268)

Outstanding options, end of period	12,160,214	$7,411,352

As of period end, the value of portfolio securities subject to covered call options written was $295,942,327.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$6,017,340	—	—	—	$6,017,340

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	JUNE 30, 2017

Consolidated Schedule of Investments (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Options purchased[1]	—	—	$(15,519)	—	—	—	$(15,519)
Options written	—	—	10,323,615	—	—	—	10,323,615

Total	—	—	$10,308,096	—	—	—	$10,308,096

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$1,363,941	—	—	—	$1,363,941
[1] Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$13,052	[1]
Average value of option contracts written	$5,520,294
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:
Derivative Financial Instruments:	Assets	Liabilities
Options	—	$6,017,340
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,553,031)

Total derivative assets and liabilities subject to an MNA	—	$3,464,309

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$490,507	—	$(435,446)	—	$55,061
Barclays Bank PLC	127,820	—	—	—	127,820
Citibank N.A.	238,311	—	(238,311)	—	—
Credit Suisse International	270,055	—	(270,055)	—	—
Deutsche Bank AG	470,102	—	(302,987)	—	167,115
Goldman Sachs International	583,633	—	(583,633)	—	—
JPMorgan Chase Bank N.A.	340,534	—	(340,534)	—	—
Morgan Stanley & Co. International PLC	586,333	—	(510,443)	—	75,890
Royal Bank of Canada	129,393	—	—	—	129,393
UBS AG	227,621	—	(124,849)	—	102,772

Total	$3,464,309	—	$(2,806,258)	—	$658,051

[1] Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2] Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	71

Consolidated Schedule of Investments (concluded)	BlackRock Resources & Commodities Strategy Trust (BCX)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks:
Chemicals	$111,969,575	$10,002,199	—	$121,971,774
Containers & Packaging	25,376,758	—	—	25,376,758
Energy Equipment & Services	39,310,435	—	—	39,310,435
Food Products	41,845,280	—	—	41,845,280
Machinery	11,093,315	—	—	11,093,315
Metals & Mining	162,253,124	137,854,004	—	300,107,128
Oil, Gas & Consumable Fuels	315,949,367	5,694,758	—	321,644,125
Paper & Forest Products	10,639,283	2,314,114	—	12,953,397
Real Estate Investment Trusts (REITs)	18,618,094	—	—	18,618,094
Corporate Bonds	—	—	$9,000,000	9,000,000
Short-Term Securities	11,869,538	—	—	11,869,538

Subtotal	$748,924,769	$155,865,075	$9,000,000	$913,789,844

Investments Valued at NAV[1]	—	—	—	$1,170,084

Total	$748,924,769	$155,865,075	$9,000,000	$914,959,928

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(2,460,786)	$(3,556,554)	—	$(6,017,340)
[1] As of June 30, 2017, certain of the Trust’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
[2] Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Communications Equipment — 0.8%
Quantenna Communications, Inc. (a)	1004,673	$1,988,787
Viavi Solutions, Inc. (a)(b)	228,000	2,400,840

		4,389,627
Electronic Equipment, Instruments & Components — 2.6%
Coherent, Inc. (a)(b)	18,800	4,229,812
Flex Ltd. (a)(b)	185,400	3,023,874
Largan Precision Co. Ltd.	21,000	3,343,506
Samsung SDI Co. Ltd.	24,000	3,602,963

		14,200,155
Internet & Direct Marketing Retail — 11.4%
Alibaba Group Holding Ltd. — ADR (a)(b)	136,200	19,190,580
Amazon.com, Inc. (a)(b)	27,700	26,813,600
Boozt AB (a)(c)	161,423	1,590,337
Ensogo, Ltd. (a)(d)	173,282	—
Expedia, Inc. (b)	22,000	3,276,900
Netflix, Inc. (a)(b)	40,120	5,994,330
Priceline Group, Inc. (a)(b)	2,200	4,115,144

		60,980,891
Internet Software & Services — 20.6%
58.com, Inc. — ADR (a)(b)	58,000	2,558,380
Alphabet, Inc., Class A (a)(b)(e)	37,300	34,677,064
Alteryx, Inc., Class A (a)	53,455	1,043,442
Delivery Hero AG, (a)(c)	88,837	2,820,731
Facebook, Inc., Class A (a)(b)	127,900	19,310,342
LogMeIn, Inc. (b)	26,100	2,727,450
MercadoLibre, Inc. (b)	18,600	4,666,368
Momo, Inc. — ADR (a)	71,400	2,638,944
MuleSoft, Inc., Class A (a)(b)	54,900	1,369,206
Okta, Inc. (a)	55,050	1,255,140
Shopify, Inc., Class A (a)(b)	53,600	4,657,840
Takeaway.com Holding BV (a)(c)	47,800	2,035,838
Tencent Holdings Ltd.	764,300	27,419,213
Yandex NV, Class A (a)(b)	124,600	3,269,504

		110,449,462
IT Services — 8.2%
DXC Technology Co. (b)	46,900	3,598,168
InterXion Holding NV (a)(b)	87,800	4,019,484
Mastercard, Inc., Class A (b)	96,200	11,683,490
PayPal Holdings, Inc. (a)(b)	94,300	5,061,081
Square, Inc., Class A (a)	297,800	6,986,388
Visa, Inc., Class A (b)	136,000	12,754,080

		44,102,691
Media — 1.8%
Comcast Corp., Class A (b)	77,000	2,996,840
Naspers Ltd., Class N	34,400	6,774,485

		9,771,325
Real Estate Investment Trusts (REITs) — 3.2%
Crown Castle International Corp. (b)	33,900	3,396,102
CyrusOne, Inc. (b)	80,600	4,493,450
Equinix, Inc.	21,051	9,034,247

		16,923,799
Semiconductors & Semiconductor Equipment — 19.6%
Advanced Micro Devices, Inc. (a)(b)	317,000	3,956,160
Advanced Semiconductor Engineering, Inc.	2,133,639	2,734,792
Applied Materials, Inc. (b)	139,900	5,779,269
ASML Holding NV	65,900	8,590,239
ASPEED Technology, Inc.	81,000	1,798,879
Broadcom Ltd. (b)	63,996	14,914,268
Cirrus Logic, Inc. (a)(b)	27,500	1,724,800
Lam Research Corp. (b)	55,200	7,806,936
MagnaChip Semiconductor Corp. (a)(b)(f)	243,300	2,384,340

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Megachips Corp.	116,100	$2,870,365
Microchip Technology, Inc. (b)	27,400	2,114,732
Micron Technology, Inc. (a)(b)	125,100	3,735,486
Monolithic Power Systems, Inc. (b)	18,600	1,793,040
Novatek Microelectronics Corp.	558,000	2,253,201
NVIDIA Corp. (b)	40,900	5,912,504
ON Semiconductor Corp. (a)(b)	217,300	3,050,892
Renesas Electronics Corp. (a)	258,300	2,258,399
Silicon Laboratories, Inc. (a)(b)	32,600	2,228,210
Skyworks Solutions, Inc. (b)	39,200	3,761,240
SOITEC (a)	92,375	5,635,080
STMicroelectronics NV	357,000	5,133,488
Taiwan Semiconductor Manufacturing Co. Ltd.	1,201,000	8,205,488
Tower Semiconductor Ltd. (a)(b)(g)	127,900	3,050,415
Ulvac, Inc.	75,700	3,652,703

		105,344,926
Software — 20.7%
Activision Blizzard, Inc. (b)	144,700	8,330,379
Adobe Systems, Inc. (a)(b)	59,100	8,359,104
Altium, Ltd.	239,900	1,579,921
Autodesk, Inc. (a)(b)	64,400	6,492,808
Blackline, Inc. (a)(b)	46,815	1,673,168
Electronic Arts, Inc. (a)(b)	61,800	6,533,496
ESI Group (a)	29,100	1,694,730
Guidewire Software, Inc. (a)(b)	42,000	2,885,820
HubSpot, Inc. (a)(b)	40,700	2,676,025
Intuit, Inc. (b)	17,900	2,377,299
Microsoft Corp. (b)	401,500	27,675,395
Nintendo Co. Ltd.	27,200	9,106,325
Proofpoint, Inc. (a)(b)	45,900	3,985,497
PTC, Inc. (a)(b)	58,900	3,246,568
salesforce.com, Inc. (a)(b)	121,500	10,521,900
Take-Two Interactive Software, Inc. (a)(b)	81,300	5,965,794
UbiSoft Entertainment SA (a)	64,300	3,650,386
Xero Ltd. (a)	120,200	2,220,024
Zendesk, Inc. (a)(b)	83,100	2,308,518

		111,283,157
Technology Hardware, Storage & Peripherals — 8.7%
Apple, Inc. (b)	222,800	32,087,656
BlackBerry Ltd. (a)(b)	285,200	2,849,148
Catcher Technology Co. Ltd.	453,000	5,399,047
Samsung Electronics Co. Ltd.	3,200	6,665,026

		47,000,877
Total Common Stocks — 97.6%		524,446,910

Preferred Stocks
Internet & Direct Marketing Retail — 0.2%
Jasper Infotech Private Ltd., Series I, (Acquired 8/18/15, cost $1,998,435), 0.00% (a)(d)(g)	1,054	1,033,974
Internet Software & Services — 2.7%
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $3,000,048), 0.00% (a)(d)(g)	90,044	4,851,571
Xiaoju Kuaizhi, Inc., Series A-17 (Acquired 7/28/15, cost $3,016,964), 0.00% (a)(d)(g)	110,003	5,602,453
Zuora, Inc., (Acquired 1/16/15, cost $3,894,522), 0.00% (a)(d)(g)	1,025,063	4,069,500

		14,523,524
Total Preferred Stocks — 2.9%		15,557,498
Total Long-Term Investments (Cost — $340,311,051) — 100.5%		540,004,408

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	73

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Short-Term Securities — 0.2%	Shares	Value
SL Liquidity Series, LLC, Money Market Series, 1.27% (h)(i)(j)	1,060,611	$1,060,717
Total Short-Term Securities (Cost — $1,060,822) — 0.2%		1,060,717
Total Investments Before Options Written (Cost — $341,371,873) — 100.7%		541,065,125

Options Written (Premiums Received — $6,051,919) — (0.8)%		(4,529,173)
Total Investments, Net of Options Written (Cost — $335,319,954) — 99.9%		536,535,952
Other Assets Less Liabilities — 0.1%		581,180

Net Assets — 100.0%		$537,117,132

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(f)	Security, or a portion of the security, is on loan.

(g)	Restricted security as to resale, excluding 144A securities. As of report date, the Trust held restricted securities with a current value of $15,557,498 and an original cost of $11,909,969, which was 2.9% of its net assets.

(h)	Security was purchased with the cash collateral from loaned securities.

(i)	Current yield as of period end.

(j)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,902,077	(2,902,077)	—	—	$4,620		—	—
SL Liquidity Series, LLC, Money Market Series	128,952	932,659	1,061,611	$1,060,717	37,676	[1]	—	$(117)
Total				$1,060,717	$42,296		—	$(117)

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Lam Research Corp.	Call	7/05/17	USD	150.01	97	$(842)
Advanced Micro Devices, Inc.	Call	7/07/17	USD	12.00	132	(8,448)
Alphabet, Inc., Class A	Call	7/07/17	USD	1,010.00	15	(150)
Amazon.com, Inc.	Call	7/07/17	USD	995.00	50	(7,700)
Facebook, Inc., Class A	Call	7/07/17	USD	152.50	103	(8,343)
Mastercard, Inc., Class A	Call	7/07/17	USD	124.00	151	(1,585)
Netflix, Inc.	Call	7/07/17	USD	165.00	76	(304)
NVIDIA Corp.	Call	7/07/17	USD	150.00	75	(6,975)

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
salesforce.com, Inc.	Call	7/07/17	USD	92.00	185	$(4,995)
Advanced Micro Devices, Inc.	Call	7/14/17	USD	11.00	303	(47,874)
Alibaba Group Holding Ltd. — ADR	Call	7/14/17	USD	124.00	131	(225,320)
Alphabet, Inc., Class A	Call	7/14/17	USD	997.50	25	(1,437)
Amazon.com, Inc.	Call	7/14/17	USD	1,015.00	33	(7,310)
Facebook, Inc., Class A	Call	7/14/17	USD	152.50	38	(6,251)
Flex Ltd.	Call	7/14/17	USD	16.50	72	(1,368)
PayPal Holdings, Inc.	Call	7/14/17	USD	53.00	171	(23,000)
salesforce.com, Inc.	Call	7/14/17	USD	90.00	57	(1,339)
Visa, Inc., Class A	Call	7/14/17	USD	94.00	225	(20,588)
58.com, Inc. — ADR	Call	7/21/17	USD	45.00	203	(19,285)
Activision Blizzard, Inc.	Call	7/21/17	USD	60.00	136	(8,228)
Adobe Systems, Inc.	Call	7/21/17	USD	145.00	206	(26,059)
Advanced Micro Devices, Inc.	Call	7/21/17	USD	13.00	265	(13,648)
Advanced Micro Devices, Inc.	Call	7/21/17	USD	14.00	231	(5,544)
Alibaba Group Holding Ltd. — ADR	Call	7/21/17	USD	120.00	53	(112,095)
Alibaba Group Holding Ltd. — ADR	Call	7/21/17	USD	145.00	90	(17,550)
Alphabet, Inc., Class A	Call	7/21/17	USD	945.00	16	(18,000)
Alphabet, Inc., Class A	Call	7/21/17	USD	950.00	9	(9,180)
Amazon.com, Inc.	Call	7/21/17	USD	980.00	20	(28,700)
Amazon.com, Inc.	Call	7/21/17	USD	995.00	51	(44,370)
Apple, Inc.	Call	7/21/17	USD	149.00	210	(17,430)
Applied Materials, Inc.	Call	7/21/17	USD	42.00	211	(18,357)
Applied Materials, Inc.	Call	7/21/17	USD	45.00	68	(1,292)
Autodesk, Inc.	Call	7/21/17	USD	115.00	121	(1,512)
Broadcom Ltd.	Call	7/21/17	USD	250.00	124	(14,570)
Comcast Corp., Class A	Call	7/21/17	USD	38.75	65	(5,525)
Crown Castle International Corp.	Call	7/21/17	USD	100.00	64	(10,720)
CyrusOne, Inc.	Call	7/21/17	USD	60.00	443	(5,537)
DXC Technology Co.	Call	7/21/17	USD	80.00	164	(6,970)
Electronic Arts, Inc.	Call	7/21/17	USD	110.00	67	(7,571)
Expedia, Inc.	Call	7/21/17	USD	145.00	44	(25,520)
Facebook, Inc., Class A	Call	7/21/17	USD	150.00	102	(35,700)
Flex Ltd.	Call	7/21/17	USD	17.00	360	(3,780)
InterXion Holding NV	Call	7/21/17	USD	45.00	237	(34,958)
InterXion Holding NV	Call	7/21/17	USD	46.00	36	(2,880)
Intuit, Inc.	Call	7/21/17	USD	130.00	24	(9,360)
Intuit, Inc.	Call	7/21/17	USD	140.00	74	(2,405)
Lam Research Corp.	Call	7/21/17	USD	160.00	97	(1,697)
LogMeIn, Inc.	Call	7/21/17	USD	115.00	91	(2,730)
Mastercard, Inc., Class A	Call	7/21/17	USD	120.00	55	(14,108)
Microchip Technology, Inc.	Call	7/21/17	USD	82.50	100	(3,250)
Microsoft Corp.	Call	7/21/17	USD	70.00	270	(29,970)
Momo, Inc. — ADR	Call	7/21/17	USD	40.00	77	(6,352)
Monolithic Power Systems, Inc.	Call	7/21/17	USD	100.00	54	(5,940)
MuleSoft, Inc., Class A	Call	7/21/17	USD	25.00	200	(22,500)
NVIDIA Corp.	Call	7/21/17	USD	140.00	33	(27,390)
On Semiconductor Corp.	Call	7/21/17	USD	16.00	286	(2,860)
PayPal Holdings, Inc.	Call	7/21/17	USD	52.50	173	(35,552)
Proofpoint, Inc.	Call	7/21/17	USD	90.00	208	(30,160)
PTC, Inc.	Call	7/21/17	USD	55.00	102	(22,185)
PTC, Inc.	Call	7/21/17	USD	57.50	104	(13,520)
Shopify, Inc., Class A	Call	7/21/17	USD	85.00	106	(58,830)
Silicon Laboratories, Inc.	Call	7/21/17	USD	75.00	114	(5,130)
Skyworks Solutions, Inc.	Call	7/21/17	USD	105.00	26	(1,885)
Take-Two Interactive Software, Inc.	Call	7/21/17	USD	75.00	142	(20,945)
Tower Semiconductor Ltd.	Call	7/21/17	USD	24.00	223	(13,380)
Viavi Solutions, Inc.	Call	7/21/17	USD	11.66	400	(2,168)
Visa, Inc., Class A	Call	7/21/17	USD	95.00	256	(29,952)
Yandex NV, Class A	Call	7/21/17	USD	27.00	44	(2,508)
Zendesk, Inc.	Call	7/21/17	USD	26.10	130	(26,925)
Activision Blizzard, Inc.	Call	7/28/17	USD	57.00	92	(19,274)
Advanced Micro Devices, Inc.	Call	7/28/17	USD	13.00	362	(23,711)
Alphabet, Inc., Class A	Call	7/28/17	USD	962.50	29	(48,285)
Applied Materials, Inc.	Call	7/28/17	USD	44.00	350	(15,750)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	75

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
BlackBerry Ltd.	Call	7/28/17	USD	11.50	498	$(2,988)
Broadcom Ltd.	Call	7/28/17	USD	245.00	49	(14,210)
Cirrus Logic, Inc.	Call	7/28/17	USD	65.00	96	(13,200)
Comcast Corp., Class A	Call	7/28/17	USD	40.00	132	(7,194)
Electronic Arts, Inc.	Call	7/28/17	USD	115.00	81	(6,925)
Facebook, Inc., Class A	Call	7/28/17	USD	152.50	99	(32,670)
Flex Ltd.	Call	7/28/17	USD	17.00	72	(1,764)
Micron Technology, Inc.	Call	7/28/17	USD	32.00	283	(18,678)
Microsoft Corp.	Call	7/28/17	USD	70.00	201	(25,527)
Microsoft Corp.	Call	7/28/17	USD	70.50	408	(43,248)
PayPal Holdings, Inc.	Call	7/28/17	USD	53.00	174	(37,497)
Priceline Group, Inc.	Call	7/28/17	USD	1,885.00	4	(12,460)
salesforce.com, Inc.	Call	7/28/17	USD	90.00	127	(9,017)
Skyworks Solutions, Inc.	Call	7/28/17	USD	112.00	71	(2,307)
Yandex NV, Class A	Call	7/28/17	USD	28.50	27	(1,282)
Zendesk, Inc.	Call	7/31/17	USD	28.01	160	(18,627)
Activision Blizzard, Inc.	Call	8/04/17	USD	59.00	93	(15,578)
Advanced Micro Devices, Inc.	Call	8/04/17	USD	14.50	450	(18,450)
Alphabet, Inc., Class A	Call	8/04/17	USD	965.00	9	(15,885)
Apple, Inc.	Call	8/04/17	USD	150.00	169	(33,885)
Facebook, Inc., Class A	Call	8/04/17	USD	155.00	99	(32,175)
Facebook, Inc., Class A	Call	8/04/17	USD	160.00	6	(1,032)
Flex Ltd.	Call	8/04/17	USD	17.00	72	(2,160)
Mastercard, Inc., Class A	Call	8/04/17	USD	124.00	20	(3,290)
Microsoft Corp.	Call	8/04/17	USD	70.50	158	(19,197)
Netflix, Inc.	Call	8/04/17	USD	155.00	64	(34,080)
Apple, Inc.	Call	8/11/17	USD	146.00	190	(77,330)
Applied Materials, Inc.	Call	8/11/17	USD	42.50	140	(16,660)
Broadcom Ltd.	Call	8/11/17	USD	240.00	50	(31,000)
Microsoft Corp.	Call	8/11/17	USD	70.41	109	(14,929)
salesforce.com, Inc.	Call	8/11/17	USD	87.50	56	(12,096)
Skyworks Solutions, Inc.	Call	8/11/17	USD	99.00	118	(41,300)
Guidewire Software, Inc.	Call	8/14/17	USD	67.45	147	(50,798)
Activision Blizzard, Inc.	Call	8/18/17	USD	60.00	185	(31,728)
Alibaba Group Holding Ltd. — ADR	Call	8/18/17	USD	125.00	57	(101,460)
Alibaba Group Holding Ltd. — ADR	Call	8/18/17	USD	140.00	57	(42,893)
Alphabet, Inc., Class A	Call	8/18/17	USD	1,000.00	29	(29,725)
Apple, Inc.	Call	8/18/17	USD	150.00	210	(51,135)
Blackline, Inc.	Call	8/18/17	USD	35.00	257	(60,395)
Coherent, Inc.	Call	8/18/17	USD	245.00	108	(90,180)
Crown Castle International Corp.	Call	8/18/17	USD	105.00	123	(8,918)
Electronic Arts, Inc.	Call	8/18/17	USD	115.00	75	(13,538)
Flex Ltd.	Call	8/18/17	USD	17.00	72	(2,484)
HubSpot, Inc.	Call	8/18/17	USD	70.00	142	(36,565)
InterXion Holding NV	Call	8/18/17	USD	47.00	36	(3,960)
MagnaChip Semiconductor Corp.	Call	8/18/17	USD	10.00	850	(55,250)
Mastercard, Inc., Class A	Call	8/18/17	USD	123.10	110	(29,565)
MercadoLibre, Inc.	Call	8/18/17	USD	270.00	114	(94,050)
Micron Technology, Inc.	Call	8/18/17	USD	32.00	154	(17,094)
Microsoft Corp.	Call	8/18/17	USD	72.50	272	(20,672)
Momo, Inc. — ADR	Call	8/18/17	USD	45.00	315	(26,775)
Monolithic Power Systems, Inc.	Call	8/18/17	USD	100.00	48	(11,400)
NVIDIA Corp.	Call	8/18/17	USD	151.75	116	(91,467)
Priceline Group, Inc.	Call	8/18/17	USD	1,880.00	4	(25,080)
Proofpoint, Inc.	Call	8/18/17	USD	90.00	44	(17,820)
Shopify, Inc., Class A	Call	8/18/17	USD	90.00	91	(60,970)
Yandex NV, Class A	Call	8/18/17	USD	28.00	43	(4,386)
Comcast Corp., Class A	Call	8/30/17	USD	41.22	7	(378)
Alibaba Group Holding Ltd. — ADR	Call	9/15/17	USD	140.00	44	(38,830)
Alibaba Group Holding Ltd. — ADR	Call	9/15/17	USD	145.00	44	(28,490)
Comcast Corp., Class A	Call	9/15/17	USD	41.25	65	(3,932)
Total						$(3,034,111)

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Samsung Electronics Co. Ltd.	Call	UBS AG	07/06/17	USD	2,306,840.00	1,100	$(72,445)
Tencent Holdings Ltd.	Call	JPMorgan Chase Bank N.A.	07/06/17	HKD	279.97	186,600	(92,675)
Quantenna Communications, Inc.	Call	Barclays Bank PLC	07/07/17	USD	21.65	30,300	(866)
Take-Two Interactive Software, Inc.	Call	Barclays Bank PLC	07/07/17	USD	70.21	14,200	(49,460)
BlackBerry Ltd.	Call	Barclays Bank PLC	07/10/17	USD	9.67	50,000	(23,630)
Equinix, Inc.	Call	Citibank N.A.	07/11/17	USD	428.00	7,400	(50,743)
SOITEC	Call	Morgan Stanley & Co. International PLC	07/12/17	EUR	53.89	16,200	(30,587)
Xero Ltd.	Call	Bank of America N.A.	07/12/17	NZD	24.73	8,000	(4,451)
Alphabet, Inc., Class A	Call	Credit Suisse International	07/14/17	USD	20.60	9,300	(3,213)
Square, Inc., Class A	Call	Bank of America N.A.	07/17/17	USD	20.34	52,100	(169,211)
ESI Group	Call	UBS AG	07/18/17	EUR	61.80	2,500	(2)
Naspers Ltd., Class N	Call	Morgan Stanley & Co. International PLC	07/18/17	ZAR	2,775.85	8,300	(5,302)
STMicroelectronics NV	Call	UBS AG	07/18/17	EUR	15.70	70,000	(144)
Xero Ltd.	Call	Bank of America N.A.	07/18/17	NZD	24.98	4,000	(2,099)
Takeaway.com Holding BV	Call	HSBC Bank PLC	07/19/17	EUR	38.72	4,200	(3,151)
Ulvac, Inc.	Call	JPMorgan Chase Bank N.A.	07/19/17	JPY	6,489.00	28,500	(456)
Advanced Semiconductor Engineering, Inc.	Call	Citibank N.A.	07/26/17	USD	38.83	176,000	(4,590)
Advanced Semiconductor Engineering, Inc.	Call	JPMorgan Chase Bank N.A.	07/26/17	USD	38.15	350,000	(14,056)
Altium Ltd.	Call	Citibank N.A.	07/26/17	AUD	8.98	41,900	(1,786)
Catcher Technology Co. Ltd.	Call	Goldman Sachs International	07/26/17	USD	358.96	90,000	(37,748)
Catcher Technology Co. Ltd.	Call	Morgan Stanley & Co. International PLC	07/26/17	USD	362.05	68,000	(24,919)
ESI Group	Call	HSBC Bank PLC	07/26/17	EUR	58.58	6,200	(320)
Naspers Ltd., Class N	Call	Credit Suisse International	07/26/17	ZAR	2,648.44	1,100	(4,190)
Okta, Inc.	Call	UBS AG	07/26/17	USD	28.00	9,600	(908)
SOITEC	Call	Goldman Sachs International	07/26/17	EUR	59.76	16,100	(14,344)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Deutsche Bank AG	07/26/17	USD	211.55	90,000	(5,565)
Takeaway.com Holding BV	Call	HSBC Bank PLC	07/26/17	EUR	39.04	4,200	(3,481)
Xero Ltd.	Call	Deutsche Bank AG	07/26/17	NZD	26.49	10,000	(1,824)
Xero Ltd.	Call	Deutsche Bank AG	07/26/17	NZD	24.60	10,000	(7,677)
UbiSoft Entertainment SA	Call	Morgan Stanley & Co. International PLC	07/27/17	EUR	51.41	11,200	(13,344)
Alphabet, Inc., Class A	Call	Goldman Sachs International	07/31/17	USD	20.35	9,400	(6,085)
Tower Semiconductor Ltd.	Call	UBS AG	07/31/17	USD	24.62	22,400	(11,007)
InterXion Holding NV	Call	UBS AG	08/02/17	USD	44.32	24,500	(54,720)
Advanced Semiconductor Engineering, Inc.	Call	JPMorgan Chase Bank N.A.	08/04/17	TWD	38.28	221,000	(8,471)
ASML Holding NV	Call	Goldman Sachs International	08/04/17	EUR	119.75	21,100	(36,682)
Largan Precision Co. Ltd.	Call	UBS AG	08/04/17	USD	4,873.56	11,000	(38,378)
Nintendo Co. Ltd.	Call	Goldman Sachs International	08/04/17	JPY	35,976.60	8,400	(191,885)
Novatek Microelectronics Corp.	Call	UBS AG	08/04/17	USD	123.99	200,000	(14,634)
Taiwan Semiconductor Manufacturing Co. Ltd.	Call	Goldman Sachs International	08/04/17	USD	212.26	330,000	(23,136)
UbiSoft Entertainment SA	Call	Morgan Stanley & Co. International PLC	08/04/17	EUR	51.66	11,300	(13,410)
Altium Ltd.	Call	UBS AG	08/08/17	AUD	8.83	42,000	(4,236)
ASML Holding NV	Call	Bank of America N.A.	08/08/17	EUR	120.28	3,400	(5,992)
ESI Group	Call	Goldman Sachs International	08/08/17	EUR	59.04	1,500	(169)
Megachips Corp.	Call	Citibank N.A.	08/08/17	JPY	2,573.66	20,300	(53,806)
STMicroelectronics NV	Call	Credit Suisse International	08/08/17	EUR	14.05	61,500	(13,147)
Takeaway.com Holding BV	Call	Morgan Stanley & Co. International PLC	08/08/17	EUR	37.52	2,700	(5,059)
Xero Ltd.	Call	Citibank N.A.	08/08/17	NZD	25.25	12,500	(7,652)
Quantenna Communications, Inc.	Call	Barclays Bank PLC	08/10/17	USD	19.89	22,000	(19,260)
On Semiconductor Corp.	Call	Morgan Stanley & Co. International PLC	08/15/17	USD	15.60	28,700	(5,956)
Nintendo Co. Ltd.	Call	Goldman Sachs International	08/16/17	JPY	34,935.00	1,100	(34,220)
Samsung CDI Co., Ltd.	Call	UBS AG	08/16/17	KRW	183,040.00	8,400	(28,059)
Tencent Holdings Ltd.	Call	Deutsche Bank AG	08/16/17	HKD	294.63	49,400	(24,348)
Xero Ltd.	Call	UBS AG	08/16/17	NZD	25.68	13,300	(7,075)
Aspeed Technology, Inc.	Call	Goldman Sachs International	08/17/17	USD	690.56	28,000	(40,956)
Tencent Holdings Ltd.	Call	UBS AG	08/17/17	HKD	283.00	34,000	(32,242)
Megachips Corp.	Call	Citibank N.A.	08/18/17	JPY	2,810.83	20,000	(33,878)
Xero Ltd.	Call	Citibank N.A.	08/18/17	NZD	26.18	8,300	(3,471)
Autodesk, Inc.	Call	Deutsche Bank AG	08/21/17	USD	107.55	10,400	(25,280)
Square, Inc., Class A	Call	Morgan Stanley & Co. International PLC	08/21/17	USD	23.50	52,100	(70,755)
Viavi Solutions, Inc.	Call	UBS AG	08/22/17	USD	11.02	45,600	(21,832)
On Semiconductor Corp.	Call	Citibank N.A.	08/29/17	USD	16.00	18,700	(3,369)
Takeaway.com Holding BV	Call	Morgan Stanley & Co. International PLC	08/29/17	EUR	37.69	5,600	(12,705)
Total							$(1,495,062)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	77

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	2,032,322	$4,136,623
Options written	11,220,648	22,245,783
Options exercised	(296)	(25,978)
Options expired	(4,124,397)	(2,959,230)
Options closed	(6,384,816)	(17,345,279)

Outstanding options, end of period	2,743,461	$6,051,919

Puts
	Contracts	Premiums Received
Outstanding options, beginning of period	—	—
Options written	274	$37,745
Options exercised	—	—
Options expired	—	—
Options closed	(274)	$(37,745)

Outstanding options, end of period	—	—

As of period end, the fair value of portfolios securities subject to covered call options was $198,672,933.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$4,529,173	—	—	—	$4,529,173

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options purchased[1]			$28,663				$28,663
Options written	—	—	(19,688,226)	—	—	—	(19,688,226)

Total			$(19,659,563)				$(19,659,563)

Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$836,470	—	—	—	$836,470
[1] Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts purchased	$51,317	[1]
Average value of option contracts written	$5,298,551
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Science and Technology Trust (BST)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

Derivative Financial Instruments:	Assets	Liabilities
Options	—	$4,529,173

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(3,034,111)

Total derivative assets and liabilities subject to an MNA	—	$1,495,062

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$181,753	—	—	$(90,000)	$91,753
Barclays Bank PLC	93,216	—	—	(93,216)	—
Citibank N.A.	159,295	—	—	(80,000)	79,295
Credit Suisse International	20,550	—	—	—	20,550
Deutsche Bank AG	64,694	—	—	(64,694)	—
Goldman Sachs International	385,225	—	$(385,225)	—	—
HSBC Bank PLC	6,952	—	—	—	6,952
JPMorgan Chase Bank N.A.	115,658	—	—	(115,658)	—
Morgan Stanley & Co. International PLC	182,037	—	—	(182,037)	—
UBS AG	285,682	—	—	(285,682)	—

Total	$1,495,062	—	$(385,225)	$(911,287)	$198,550

[1]    Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]    Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Communications Equipment	$4,389,627	—	—	$4,389,627
Electronic Equipment, Instruments & Components	7,253,686	$6,946,469	—	14,200,155
IT Services	44,102,691	—	—	44,102,691
Internet & Direct Marketing Retail	60,980,891	—	—	60,980,891
Internet Software & Services	83,030,249	27,419,213	—	110,449,462
Media	2,996,840	6,774,485	—	9,771,325
Real Estate Investment Trusts (REITs)	16,923,799	—	—	16,923,799
Semiconductors & Semiconductor Equipment	67,847,372	37,497,554	—	105,344,926
Software	93,031,771	18,251,386	—	111,283,157
Technology Hardware, Storage & Peripherals	34,936,804	12,064,073	—	47,000,877
Preferred Stocks	—	—	$15,557,498	15,557,498

Subtotal	$415,493,730	$108,953,180	$15,557,498	$540,004,408

Investments Valued at NAV[1]				1,060,717

Total	$415,493,730	$108,953,180	$15,557,498	$541,065,125

Derivative Financial Instruments[2]
Liabilities:
Equity contracts	$(2,798,411)	$(1,730,762)	—	$(4,529,173)

[1]    As of June 30, 2017, certain of the Trust’s investments were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

[2]    Derivative financial instruments are options written, which are shown at value.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	79

Schedule of Investments (concluded)	BlackRock Science and Technology Trust (BST)

During the six months ended June 30, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Preferred Stocks	Total
Assets:
Opening balance, as of December 31, 2016	$15,957,843	$15,957,843
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)[1,2]	1,099,656	1,099,656
Purchases	—	—
Sales	(1,500,001)	(1,500,001)

Closing Balance, as of June 30, 2017	$15,557,498	$15,557,498

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017[2]	$1,041,851	$1,041,851

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]    Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2017 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Preferred Stocks[1]	$15,557,498	Market	Discount Rate[2]	25.00%	—
			Revenue Growth Rate[3]	23.00%	—
			Revenue Multiple[3]	5.50x — 8.25x	6.84x
			Exit Scenario Probability[3]	5% — 50%	—
			Time to Exit[2]	1 — 2 years	—
			Volatility[3]	29%	—

Total	$15,557,498

[1] For the six months ended June 30, 2017, the valuation technique for investments classified as preferred stocks with a total value of $1,033,974 changed to an Option Pricing Model (“OPM”). The investments were previously valued utilizing Probability-Weighted Expected Return Model (“PWERM”). The change was due to consideration of liquidation preferences and exit strategy.

[2] Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.
[3] Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments June 30, 2017 (Unaudited)	BlackRock Utility and Infrastructure Trust (BUI) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Construction & Engineering — 3.4%
Ferrovial SA	236,106	$5,244,663
Vinci SA	80,050	6,828,382

		12,073,045
Electric Utilities — 31.8%
American Electric Power Co., Inc. (a)	96,220	6,684,403
Duke Energy Corp. (a)	133,268	11,139,872
Edison International	108,740	8,502,381
El Paso Electric Co.	36,680	1,896,356
Enel SpA	2,947,617	15,809,518
Eversource Energy (a)	80,420	4,882,298
Exelon Corp. (a)	304,760	10,992,693
FirstEnergy Corp. (a)	202,980	5,918,897
Iberdrola SA	197,410	1,564,359
NextEra Energy, Inc. (a)(b)	223,550	31,326,062
Pinnacle West Capital Corp. (a)	46,720	3,978,675
PPL Corp. (a)	114,710	4,434,689
Xcel Energy, Inc.	91,150	4,181,962

		111,312,165
Gas Utilities — 2.2%
Italgas SpA	679,900	3,433,893
New Jersey Resources Corp.	56,660	2,249,402
Spire, Inc. (a)	27,240	1,899,990

		7,583,285
Independent Power and Renewable Electricity Producers — 6.1%
NextEra Energy Partners LP (a)(b)	345,740	12,788,923
NRG Yield, Inc., Class A (a)	172,360	2,940,462
NRG Yield, Inc., Class C (a)	172,360	3,033,536
Pattern Energy Group, Inc. (a)	102,880	2,452,659

		21,215,580
Multi-Utilities — 21.5%
CMS Energy Corp.	207,950	9,617,688
Dominion Resources, Inc. (a)	213,810	16,384,260
DTE Energy Co. (a)	46,620	4,931,930
National Grid PLC	986,024	12,217,310
NiSource, Inc.	133,100	3,375,416
NorthWestern Corp. (a)	45,522	2,777,753
Public Service Enterprise Group, Inc. (a)	239,616	10,305,884
Sempra Energy (a)	83,300	9,392,075
Veolia Environnement SA	101,190	2,140,832
WEC Energy Group, Inc. (a)	70,180	4,307,648

		75,450,796
Oil, Gas & Consumable Fuels — 15.3%
Antero Midstream Partners LP	75,740	2,513,053
Dominion Midstream Partners LP (a)	274,911	7,931,183
Enbridge, Inc. (a)	93,240	3,711,885
Energy Transfer Partners LP (a)	276,869	5,645,359

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners LP (a)	171,814	$4,652,723
EQT Midstream Partners LP	27,730	2,069,490
Genesis Energy LP (a)	111,299	3,531,517
MPLX LP (a)	104,789	3,499,953
ONEOK Partners LP	70,915	3,621,629
Phillips 66 Partners LP	40,950	2,023,749
Plains All American Pipeline LP (a)	195,890	5,146,030
Shell Midstream Partners LP (b)	237,251	7,188,705
Targa Resources Corp. (a)	44,430	2,008,236

		53,543,512
Real Estate Investment Trusts (REITs) — 1.5%
Crown Castle International Corp. (a)	53,190	5,328,574
Transportation Infrastructure — 16.1%
Abertis Infraestructuras SA	399,000	7,396,051
Aeroports de Paris	24,070	3,879,909
Atlantia SpA	523,924	14,737,666
Flughafen Zuerich AG	14,110	3,465,417
Fraport AG Frankfurt Airport Services Worldwide	28,930	2,560,090
Groupe Eurotunnel SE	356,050	3,798,879
Japan Airport Terminal Co. Ltd.	63,100	2,422,384
Sydney Airport (c)	1,482,826	8,077,385
Transurban Group (c)	1,112,890	10,135,533

		56,473,314
Water Utilities — 1.6%
American Water Works Co., Inc. (a)	70,220	5,473,649
Total Long-Term Investments (Cost — $272,970,188) — 99.5%		348,453,920

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.84% (d)(e)	3,540,431	3,540,431
Total Short-Term Securities (Cost — $3,540,431) — 1.0%		3,540,431
Total Investments Before Options Written (Cost — $276,510,619) — 100.5%		351,994,351

Options Written (Premiums Received — $2,106,243) — (0.5)%		(1,673,342)
Total Investments, Net of Options Written (Cost — $274,404,376) — 100.0%		350,321,009
Other Assets Less Liabilities — 0.0%		43,209

Net Assets — 100.0%		$350,364,218

Notes to Schedule of Investments

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(b)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.

(c)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	81

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

(d)	During the period ended June 30, 2017, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2016	Net Activity	Shares Held at June 30, 2017	Value at June 30, 2017	Income		Realized Gain	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	4,151,064	(610,633)	3,540,431	$3,540,431	$11,856		—	—
SL Liquidity Series, LLC, Money Market Series	456,105	(456,105)	—	—	4,125	[1]	—	$(45)
Total				$3,540,431	$15,981		—	$(45)

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
American Water Works Co., Inc.	Call	7/06/17	USD	76.25	123	$(23,896)
Pattern Energy Group, Inc.	Call	7/06/17	USD	22.01	70	(13,006)
Enbridge, Inc.	Call	7/07/17	USD	38.98	176	(18,380)
American Electric Power Co., Inc.	Call	7/10/17	USD	68.40	108	(15,624)
Eversource Energy	Call	7/11/17	USD	62.01	157	(3,285)
Exelon Corp.	Call	7/12/17	USD	36.51	204	(4,564)
American Electric Power Co., Inc.	Call	7/21/17	USD	72.50	230	(2,300)
Crown Castle International Corp.	Call	7/21/17	USD	100.00	157	(26,298)
Dominion Midstream Partners LP	Call	7/21/17	USD	30.00	295	(9,587)
Dominion Resources, Inc.	Call	7/21/17	USD	80.00	748	(7,480)
DTE Energy Co.	Call	7/21/17	USD	110.00	63	(1,102)
Duke Energy Corp.	Call	7/21/17	USD	83.58	158	(16,736)
Enbridge, Inc.	Call	7/21/17	USD	40.00	150	(9,000)
Energy Transfer Partners LP	Call	7/21/17	USD	21.00	514	(12,850)
Enterprise Products Partners LP	Call	7/21/17	USD	27.00	444	(19,980)
Eversource Energy	Call	7/21/17	USD	60.00	124	(16,430)
Exelon Corp.	Call	7/21/17	USD	37.00	77	(1,155)
FirstEnergy Corp.	Call	7/21/17	USD	29.00	279	(14,647)
FirstEnergy Corp.	Call	7/21/17	USD	30.00	431	(6,465)
Genesis Energy LP	Call	7/21/17	USD	30.00	89	(16,243)
Genesis Energy LP	Call	7/21/17	USD	32.50	300	(8,250)
MPLX LP	Call	7/21/17	USD	34.00	55	(2,337)
MPLX LP	Call	7/21/17	USD	36.00	197	(1,970)
NextEra Energy Partners LP	Call	7/21/17	USD	35.00	260	(61,100)
NextEra Energy, Inc.	Call	7/21/17	USD	140.00	216	(43,200)
NextEra Energy, Inc.	Call	7/21/17	USD	145.00	68	(1,700)
NRG Yield, Inc., Class A	Call	7/21/17	USD	17.50	260	(53,300)
Pinnacle West Capital Corp.	Call	7/21/17	USD	85.00	81	(11,542)
Pinnacle West Capital Corp.	Call	7/21/17	USD	90.00	82	(1,640)
Plains All American Pipeline LP	Call	7/21/17	USD	26.00	230	(18,975)
PPL Corp.	Call	7/21/17	USD	39.00	172	(5,590)
PPL Corp.	Call	7/21/17	USD	40.00	164	(1,230)
Public Service Enterprise Group, Inc.	Call	7/21/17	USD	45.00	8	(60)
Sempra Energy	Call	7/21/17	USD	115.00	208	(7,800)
Spire, Inc.	Call	7/21/17	USD	72.25	95	(16,153)
Targa Resources Corp.	Call	7/21/17	USD	45.00	112	(14,560)
Targa Resources Corp.	Call	7/21/17	USD	55.00	43	(430)
WEC Energy Group, Inc.	Call	7/25/17	USD	63.51	106	(4,181)
Exelon Corp.	Call	7/27/17	USD	37.01	355	(6,987)
Enterprise Products Partners LP	Call	7/28/17	USD	26.00	157	(19,233)
Public Service Enterprise Group, Inc.	Call	7/28/17	USD	45.01	100	(1,183)

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

Exchange-Traded Options Written (continued)
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Pattern Energy Group, Inc.	Call	7/31/17	USD	23.25	69	$(7,557)
Public Service Enterprise Group, Inc.	Call	8/01/17	USD	44.40	484	(12,520)
Exelon Corp.	Call	8/08/17	USD	37.01	354	(10,479)
Duke Energy Corp.	Call	8/14/17	USD	86.40	308	(6,831)
Crown Castle International Corp.	Call	8/18/17	USD	105.00	29	(2,102)
Energy Transfer Partners LP	Call	8/18/17	USD	20.00	283	(26,178)
Exelon Corp.	Call	8/18/17	USD	37.00	76	(3,420)
NRG Yield, Inc., Class A	Call	8/18/17	USD	17.50	337	(23,590)
Plains All American Pipeline LP	Call	8/18/17	USD	26.00	455	(51,188)
PPL Corp.	Call	8/18/17	USD	39.00	65	(4,225)
Total						$(668,539)

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Aeroports de Paris	Call	Citibank N.A.	07/06/17	EUR	132.51	8,400	$(83,246)
Enel SpA	Call	Citibank N.A.	07/06/17	EUR	4.82	200,000	(2,993)
Energy Transfer Partners LP	Call	Bank of America N.A.	07/06/17	USD	23.36	17,200	—
NextEra Energy, Inc.	Call	Bank of America N.A.	07/06/17	USD	137.76	24,900	(69,400)
NRG Yield, Inc., Class C	Call	UBS AG	07/06/17	USD	17.51	26,600	(6,248)
ONEOK Partners LP	Call	Citibank N.A.	07/06/17	USD	51.12	12,400	(8,304)
Atlanta SpA	Call	Bank of America N.A.	07/07/17	EUR	25.73	56,800	(231)
Iberdrola SA	Call	HSBC Bank PLC	07/07/17	EUR	6.79	34,600	(5,807)
Phillips 66 Partners LP	Call	UBS AG	07/10/17	USD	52.85	6,100	(63)
Shell Midstream Partners LP	Call	Bank of America N.A.	07/10/17	USD	33.25	41,200	(120)
WEC Energy Group, Inc.	Call	Citibank N.A.	07/10/17	USD	61.70	13,900	(8,156)
Italgas SpA	Call	Bank of America N.A.	07/11/17	EUR	4.31	50,100	(8,230)
Public Service Enterprise Group, Inc.	Call	Morgan Stanley & Co. International PLC	07/11/17	USD	43.54	24,600	(5,633)
Atlanta SpA	Call	Morgan Stanley & Co. International PLC	07/12/17	EUR	24.83	78,500	(19,500)
DTE Energy Co.	Call	Deutsche Bank AG	07/12/17	USD	105.95	10,000	(9,417)
EQT Midstream Partners LP	Call	Credit Suisse International	07/12/17	USD	75.05	9,700	(8,153)
Ferrovial SA	Call	UBS AG	07/12/17	EUR	20.29	50,700	(1,456)
Groupe Eurotunnel SE	Call	UBS AG	07/12/17	EUR	10.63	53,300	(20)
Vinci SA	Call	Credit Suisse International	07/12/17	EUR	77.77	1,800	(374)
Enel SpA	Call	Morgan Stanley & Co. International PLC	07/13/17	EUR	4.73	308,800	(23,960)
New Jersey Resources Corp.	Call	Barclays Bank PLC	07/14/17	USD	42.20	10,000	(166)
El Paso Electric Co.	Call	Morgan Stanley & Co. International PLC	07/18/17	USD	54.59	12,800	(1,222)
Italgas SpA	Call	Goldman Sachs International	07/18/17	EUR	4.94	148,000	(69)
NextEra Energy, Inc.	Call	Bank of America N.A.	07/18/17	USD	137.76	24,900	(89,534)
National Grid PLC	Call	UBS AG	07/18/17	GBP	10.98	59,000	—
Sydney Airport	Call	Citibank N.A.	07/18/17	AUD	7.68	288,000	(222)
Veolia Environnement SA	Call	Credit Suisse International	07/18/17	EUR	20.36	9,800	(40)
Vinci SA	Call	Deutsche Bank AG	07/19/17	EUR	77.54	6,100	(2,751)
Transurban Group	Call	Deutsche Bank AG	07/19/17	AUD	12.65	145,200	(915)
Xcel Energy, Inc.	Call	Citibank N.A.	07/19/17	USD	47.33	15,900	(105)
Xcel Energy, Inc.	Call	Barclays Bank PLC	07/21/17	USD	46.50	16,000	(5,760)
Dominion Midstream Partners LP	Call	Barclays Bank PLC	07/26/17	USD	29.52	29,400	(16,186)
Enel SpA	Call	Credit Suisse International	07/26/17	EUR	4.80	85,100	(3,108)
Iberdrola SA	Call	Deutsche Bank AG	07/26/17	EUR	7.29	34,500	(518)
Japan Airport Terminal Co. Ltd.	Call	UBS AG	07/26/17	JPY	4,612.50	12,700	(2,941)
NiSource, Inc.	Call	Citibank N.A.	07/26/17	USD	25.10	26,800	(16,518)
ONEOK Partners LP	Call	Citibank N.A.	07/26/17	USD	51.12	12,400	(17,688)
Sydney Airport	Call	UBS AG	07/26/17	AUD	7.35	230,900	(7,628)
Veolia Environnement SA	Call	Deutsche Bank AG	07/26/17	EUR	19.83	25,700	(1,144)
Abertis Infraestructuras SA	Call	Morgan Stanley & Co. International PLC	07/27/17	EUR	16.53	112,500	(19,600)
CMS Energy Corp.	Call	Citibank N.A.	07/27/17	USD	48.52	72,700	(12,648)
NRG Yield, Inc., Class C	Call	UBS AG	07/27/17	USD	17.45	15,000	(35,416)
New Jersey Resources Corp.	Call	Bank of America N.A.	07/31/17	USD	42.86	9,800	(537)
NiSource, Inc.	Call	JPMorgan Chase Bank N.A.	07/31/17	USD	26.03	19,700	(2,713)
NRG Yield, Inc., Class C	Call	UBS AG	07/31/17	USD	17.45	19,300	(48,970)
NextEra Energy, Inc.	Call	UBS AG	08/01/17	USD	35.46	22,600	(45,538)
Sempra Energy	Call	UBS AG	08/01/17	USD	116.54	8,300	(4,310)
Pattern Energy Group, Inc.	Call	UBS AG	08/02/17	USD	23.63	22,100	(18,943)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	83

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

OTC Options Written (continued)
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Enel SpA	Call	Morgan Stanley & Co. International PLC	08/03/17	EUR	5.03	232,000	$(2,009)
Italgas SpA	Call	Goldman Sachs International	08/04/17	EUR	4.70	148,000	(4,236)
Japan Airport Terminal Co. Ltd.	Call	UBS AG	08/04/17	JPY	4,542.30	9,300	(4,395)
National Grid PLC	Call	Morgan Stanley & Co. International PLC	08/04/17	GBP	9.95	135,500	(7,158)
Vinci SA	Call	Goldman Sachs International	08/04/17	EUR	80.78	6,400	(1,473)
Vinci SA	Call	Morgan Stanley & Co. International PLC	08/04/17	EUR	78.35	13,700	(8,503)
Abertis Infraestructuras SA	Call	Credit Suisse International	08/08/17	EUR	16.49	27,200	(8,372)
Atlanta SpA	Call	Credit Suisse International	08/08/17	EUR	26.81	48,000	(2,324)
Enel SpA	Call	Credit Suisse International	08/08/17	EUR	4.97	85,200	(1,170)
Ferrovial SA	Call	Deutsche Bank AG	08/08/17	EUR	20.90	43,300	(3,268)
Flughafen Zürich AG	Call	Deutsche Bank AG	08/08/17	CHF	241.54	5,000	(10,784)
Transurban Group	Call	UBS AG	08/08/17	AUD	13.10	144,400	(1,190)
American Water Works Co., Inc.	Call	Barclays Bank PLC	08/09/17	USD	80.82	12,200	(5,754)
Antero Midstream Partners LP	Call	UBS AG	08/09/17	USD	34.52	26,500	(9,579)
Fraport AG Frankfurt Airport Services Worldwide	Call	Goldman Sachs International	08/09/17	EUR	78.98	10,200	(15,515)
NextEra Energy, Inc.	Call	UBS AG	08/09/17	USD	35.46	22,600	(41,527)
National Grid PLC	Call	Credit Suisse International	08/10/17	GBP	9.95	133,000	(8,772)
Phillips 66 Partners LP	Call	Bank of America N.A.	08/10/17	USD	51.20	8,200	(4,512)
Shell Midstream Partners LP	Call	Royal Bank of Canada	08/10/17	USD	30.62	41,800	(32,813)
NextEra Energy, Inc.	Call	Citibank N.A.	08/14/17	USD	34.98	25,900	(64,965)
Northwestern Corp.	Call	Bank of America N.A.	08/14/17	USD	61.62	15,900	(19,692)
Dominion Midstream Partners LP	Call	Bank of America N.A.	08/15/17	USD	27.57	20,500	(30,145)
Edison International	Call	Morgan Stanley & Co. International PLC	08/16/17	USD	82.00	38,000	(16,055)
Enel SpA	Call	Credit Suisse International	08/16/17	EUR	4.83	120,500	(7,380)
Ferrovial SA	Call	Goldman Sachs International	08/16/17	EUR	20.31	24,400	(5,402)
Groupe Eurotunnel SE	Call	Bank of America N.A.	08/16/17	EUR	9.95	71,300	(7,037)
Transurban Group	Call	Deutsche Bank AG	08/29/17	AUD	12.67	100,000	(6,139)
Dominion Midstream Partners LP	Call	UBS AG	09/01/17	USD	26.79	16,800	(36,150)
NextEra Energy, Inc.	Call	Bank of America N.A.	09/05/17	USD	38.18	23,900	(21,983)
Total							$(1,004,803)

Transactions in Options Written for the Period Ended June 30, 2017

	Calls
	Contracts	Premiums Received
Outstanding options, beginning of period	3,566,270	$2,620,284
Options written	15,677,798	8,366,038
Options exercised	(98)	(5,614)
Options expired	(3,393,599)	(2,078,874)
Options closed	(11,705,545)	(6,795,591)

Outstanding options, end of period	4,144,826	$2,106,243

As of period end, the fair value of portfolios securities subject to covered call options was $122,639,881.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	Options written, at value	—	—	$1,673,342	—	—	—	$1,673,342

See Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	JUNE 30, 2017

Schedule of Investments (continued)	BlackRock Utility and Infrastructure Trust (BUI)

For the six months ended June 30, 2017, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	—	—	$(6,079,119)	—	—	—	$(6,079,119)
Net Change in Unrealized Appreciation (Depreciation) on:
Options written	—	—	$1,680,813	—	—	—	$1,680,813

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options:
Average value of option contracts written	$2,478,951

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative asset and liabilities (by type) are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Options	—	$1,673,342

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(668,539)

Total derivative assets and liabilities subject to an MNA	—	$1,004,803

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received by the Trust:

	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities and Subject to an MNA
Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[1]	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$251,421	—	—	—	$251,421
Barclays Bank PLC	27,866	—	$(1,197)	—	26,669
Citibank N.A.	214,845	—	(106,709)	—	108,136
Credit Suisse International	39,693	—	(39,693)	—	—
Deutsche Bank AG	34,936	—	(34,936)	—	—
Goldman Sachs International	26,695	—	—	—	26,695
HSBC Bank PLC	5,807	—	—	—	5,807
JPMorgan Chase Bank N.A.	2,713	—	—	—	2,713
Morgan Stanley & Co. International PLC	103,640	—	(103,640)	—	—
Royal Bank of Canada	32,813	—	—	—	32,813
UBS AG	264,374	—	(264,374)	—	—

Total	$1,004,803	—	$(550,549)	—	$454,254

[1] Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]    Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	85

Schedule of Investments (concluded)	BlackRock Utility and Infrastructure Trust (BUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Construction & Engineering	—	$12,073,045	—	$12,073,045
Electric Utilities	$93,938,288	17,373,877	—	111,312,165
Gas Utilities	7,583,285	—	—	7,583,285
Independent Power and Renewable Electricity Producers	21,215,580	—	—	21,215,580
Multi-Utilities	61,092,654	14,358,142	—	75,450,796
Oil, Gas & Consumable Fuels	53,543,512	—	—	53,543,512
Real Estate Investment Trusts (REITs)	5,328,574	—	—	5,328,574
Transportation Infrastructure	—	56,473,314	—	56,473,314
Water Utilities	5,473,649	—	—	5,473,649
Short-Term Securities	3,540,431	—	—	3,540,431

Total	$251,715,973	$100,278,378	—	$351,994,351

Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(507,158)	(1,166,184)	—	$(1,673,342)
[1] Derivative financial instruments are options written, which are shown at value.

During the six months ended June 30, 2017, there were no transfers between levels.

See Notes to Financial Statements.

86	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Enhanced Global Dividend Trust (BOE)	BlackRock Enhanced International Dividend Trust (BGY)

Assets
Investments at value — unaffiliated[1]	$417,995,497	$709,485,627	$1,793,478,708	$969,906,551	$711,272,802
Investments at value — affiliated[2]	6,214,460	815,956	1,218,990	31,045,510	30,845,879
Cash	—	3,928	605	—	29,532
Cash pledged:
Collateral — OTC derivatives	—	75,000	933,000	365,000	1,140,000
Collateral — options written	—	—	—	—	300,000
Foreign currency at value[3]	3,962,408	—	2,533	90,205	—
Receivables:
Investments sold	4,279,979	—	3,643,337	—	—
Options written	418,373	777,900	1,048,304	—	18,481
Dividends — unaffiliated	318,307	721,330	4,079,339	2,643,203	2,047,568
Dividends — affiliated	4,007	3,970	4,711	22,591	24,014
Securities lending income — affiliated	—	—	1,106	15,206	—
Other assets	—	—	—	393,603	259,510
Prepaid expenses	17,110	19,366	79,026	37,342	40,080

Total assets	433,210,141	711,903,077	1,804,489,659	1,004,519,211	745,977,866

Liabilities
Foreign bank overdraft[7]	—	—	—	—	64,632
Options written at value[4]	2,193,235	8,011,076	18,689,806	4,970,133	3,858,188
Payables:
Investments purchased	8,576,392	708,419	3,066,473	—	—
Officer’s and Trustees’ fees	487,602	172,711	908,943	690,907	601,692
Investment advisory fees	383,466	489,870	1,168,107	771,173	547,824
Income dividends	182,149	238,188	317,360	184,493	223,343
Options written	83,855	927,784	1,102,076	7,669	—
Professional fees	60,864	50,472	64,941	51,032	26,540
Custodian fees	36,661	75,063	59,693	78,563	65,750
Deferred foreign capital gain tax	—	—	—	—	115,724
Other affiliates	—	21,280	—	—	—
Other accrued expenses	61,413	56,621	130,089	79,688	82,769

Total liabilities	12,065,637	10,751,484	25,507,488	6,833,658	5,586,462

Net Assets	$421,144,504	$701,151,593	$1,778,982,171	$997,685,553	$740,391,404

Net Assets Consist of
Paid-in capital	$615,225,359	$641,272,545	$1,320,628,954	$831,421,885	$775,956,958
Distributions in excess of net investment income	(10,760,154)	(18,732,519)	(37,015,850)	(30,703,720)	(20,826,348)
Accumulated net realized gain (loss)	(164,937,089)	(34,609,227)	60,211,455	175,480,510	(93,601,953)
Net unrealized appreciation (depreciation)	(18,383,612)	113,220,794	435,157,612	21,486,878	78,862,747

Net Assets	$421,144,504	$701,151,593	$1,778,982,171	$997,685,553	$740,391,404

Net asset value[5,6]	$14.12	$15.89	$9.49	$14.48	$6.79

[1] Investments at cost — unaffiliated	$437,491,469	$595,730,513	$1,356,693,370	$949,493,685	$633,209,527
[2] Investments at cost — affiliated	$6,214,460	$815,956	$1,218,990	$31,045,510	$30,845,879
[3] Foreign currency at cost	$3,928,420	—	$2,567	$95,359	—
[4] Premiums received	$3,341,898	$7,476,756	$17,058,110	$6,038,342	$4,751,142
[5] Shares outstanding, unlimited number of shares authorized, $0.0001 par value	29,825,326	—	187,542,405	68,911,795	109,049,017
[6] Shares outstanding, 200 million shares authorized, $0.10 par value	—	44,121,400	—	—	—
[7] Foreign bank overdraft at cost	—	—	—	—	$64,859

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	87

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)	BlackRock Health Sciences Trust (BME)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Assets
Investments at value — unaffiliated[2,3]	$318,385,162	$901,920,306	$540,004,408	$348,453,920
Investments at value — affiliated[4]	2,281,623	13,039,622	1,060,717	3,540,431
Cash	38,932	53,843	—	8,070
Cash pledged:
Collateral — OTC derivatives	—	—	2,240,000	—
Foreign currency at value[5]	641	19,093	45,234	97
Receivables:
Investments sold	393,174	9,843,364	7,655,200	51
Options written	86,362	439,457	363,382	83,018
Dividends — unaffiliated	192,226	973,762	445,857	655,562
Dividends — affiliated	3,967	9,931	819	2,331
Capital shares sold	396,348	—	—	—
Securities lending income — affiliated	—	6,418	23,614	—
Prepaid expenses	97,339	43,098	17,904	13,264

Total assets	321,875,774	926,348,894	551,857,135	352,756,744

Liabilities
Cash collateral on securities loaned at value	—	1,167,311	1,060,821	—
Bank overdraft	—	—	3,692,421	—
Options written at value[6]	3,438,994	6,017,340	4,529,173	1,673,342
Payables:
Investments purchased	277,872	13,326,898	4,698,901	—
Officer’s and Trustees’ fees	27,245	343,862	13,421	9,272
Investment advisory fees	257,391	743,617	359,896	291,698
Income dividends	—	235,651	107,625	143,904
Options written	257,268	35,406	124,746	119,867
Professional fees	22,123	84,626	68,158	57,083
Custodian fees	33,352	70,202	43,900	42,130
Other accrued expenses	25,733	108,203	40,941	55,230

Total liabilities	4,339,978	22,133,116	14,740,003	2,392,526

Net Assets	$317,535,796	$904,215,778	$537,117,132	$350,364,218

Net Assets Consist of
Paid-in capital	$223,625,226	$1,332,559,701	$370,558,938	$281,212,444
Distributions in excess of net investment income	(10,380,927)	(22,470,673)	(13,668,224)	(4,656,851)
Accumulated net realized gain (loss)	(3,051,739)	(480,916,709)	(20,985,248)	(2,107,292)
Net unrealized appreciation (depreciation)	107,343,236	75,043,459	201,211,666	75,915,917

Net Assets	$317,535,796	$904,215,778	$537,117,132	$350,364,218

Net asset value[7]	$35.26	$9.22	$24.01	$20.71

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$210,031,572	$828,279,183	$340,311,051	$272,970,188
[3] Securities loaned at value	—	$1,228,399	$1,032,965	—
[4] Investments at cost — affiliated	$2,281,623	$13,039,589	$1,060,822	$3,540,431
[5] Foreign currency at cost	$628	$19,093	$45,165	$113
[6] Premiums received	$2,322,880	$7,411,352	$6,051,919	$2,106,243
[7] Shares outstanding, unlimited number of shares authorized, $0.0001 par value	$9,004,669	$98,038,242	$22,371,225	$16,920,812

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Enhanced Global Dividend Trust (BOE)	BlackRock Enhanced International Dividend Trust (BGY)

Investment Income
Dividends — unaffiliated	$6,809,701	$6,563,195	$24,982,020	$9,783,756	$11,046,263
Dividends — affiliated	16,781	51,867	22,544	68,091	77,705
Securities lending income — affiliated — net	22,641	1,191	1,508	32,561	501
Foreign taxes withheld	(293,160)	(74,554)	(872,224)	(651,586)	(1,031,217)

Total investment income	6,555,963	6,541,699	24,133,848	9,232,822	10,093,252

Expenses
Investment advisory	2,707,475	2,913,982	6,998,732	4,842,879	3,574,698
Officer and Trustees	56,002	38,188	119,752	82,605	60,297
Custodian	55,413	86,275	105,900	117,776	99,642
Transfer agent	52,126	45,120	107,474	71,297	65,764
Professional	45,986	51,360	85,596	71,143	63,245
Printing	10,967	14,065	29,900	18,650	15,192
Registration	5,481	7,953	34,071	12,526	19,830
Accounting services	—	44,207	—	—	—
Miscellaneous	29,205	13,909	17,873	57,667	93,361

Total expenses	2,962,655	3,215,059	7,499,298	5,274,543	3,992,029
Less:
Fees waived by the Manager	(227,693)	(7,184)	(2,683)	(262,334)	(367,996)
Fees paid indirectly	—	(129)	—	—	—

Total expenses after fees waived and/or paid indirectly	2,734,962	3,207,746	7,496,615	5,012,209	3,624,033

Net investment income (loss)	3,821,001	3,333,953	16,637,233	4,220,613	6,469,219

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(605,901)	15,893,981	145,416,580	197,118,696 [1]	31,435,205 [1]
Payments by affiliates[2]	—	—	—	393,604	259,510
Futures contracts	—	529,712	—	39,453	344,941
Forward foreign currency exchange contracts	—	—	—	—	(2)
Foreign currency transactions	8,038	(6,204)	108,847	(131,825)	(3,218)
Options written	9,048,883	(11,633,153)	(14,543,346)	(12,010,415)	(11,548,380)

	8,451,020	4,784,336	130,982,081	185,409,513	20,488,056

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(66,764,087)	48,101,478	(52,120,420)	(82,667,097)	50,835,367 [3]
Investments — affiliated	—	(54)	—	—	—
Futures contracts	—	128,627	—	—	—
Foreign currency translations	(37,137)	7,359	7,262	32,302	206,075
Options written	2,496,409	1,555,959	6,910,289	670,609	2,512,044

	(64,304,815)	49,793,369	(45,202,869)	(81,964,186)	53,553,486

Net realized and unrealized gain (loss)	(55,853,795)	54,577,705	85,779,212	103,445,327	74,041,542

Net Increase (Decrease) in Net Assets Resulting from Operations	$(52,032,794)	$57,911,658	$102,416,445	$107,665,940	$80,510,761

[1] Including $(497,186) and $(287,450) realized foreign capital gain tax, respectively.
[2] See Note 6 of the Notes to Financial Statements.
[3] Including $(115,724) unrealized foreign capital gain tax.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	89

Statements of Operations

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Health Sciences Trust (BME)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Investment Income
Dividends — unaffiliated	$1,839,234	$13,267,571	$2,117,395	$7,529,846
Dividends — affiliated	16,585	37,097	4,620	11,856
Securities lending income — affiliated — net	1,584	98,570	37,676	4,125
Foreign taxes withheld	(9,591)	(794,280)	(118,909)	(460,294)

Total investment income	1,847,812	12,608,958	2,040,782	7,085,533

Expenses
Investment advisory	1,472,527	4,792,778	2,524,251	1,703,417
Officer and Trustees	14,976	64,772	22,652	16,396
Custodian	52,993	94,634	71,188	60,750
Transfer agent	26,398	68,863	31,476	31,102
Professional	60,309	72,668	53,554	47,075
Printing	8,397	18,329	10,614	9,410
Registration	4,410	17,871	4,386	4,397
Miscellaneous	11,940	60,173	30,955	33,857

Total expenses	1,651,950	5,190,088	2,749,076	1,906,404
Less:
Fees waived by the Manager	(2,842)	(4,507)	(505,403)	(1,422)
Fees paid indirectly	—	(167)	—	—

Total expenses after fees waived and/or paid indirectly	1,649,108	5,185,414	2,243,673	1,904,982

Net investment income (loss)	198,704	7,423,544	(202,891)	5,180,551

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	2,103,113	10,698,966	17,015,524	11,238,839
Foreign currency transactions	145	(185,985)	6,407	(20,109)
Options written	(4,475,585)	10,323,615	(19,688,226)	(6,079,119)

	(2,372,327)	20,836,596	(2,666,295)	5,139,611

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	49,319,917	(64,498,529)	102,976,123	22,045,437
Investments — affiliated	—	(171)	(117)	(45)
Foreign currency translations	7,045	24,843	(2,574)	10,105
Options written	(1,617,344)	1,363,941	836,470	1,680,813

	47,709,618	(63,109,916)	103,809,902	23,736,310

Net realized and unrealized gain (loss)	45,337,291	(42,273,320)	101,143,607	28,875,921

Net Increase (Decrease) in Net Assets Resulting from Operations	$45,535,995	$(34,849,776)	$100,940,716	$34,056,472

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Energy and Resources Trust (BGR)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$3,821,001	$7,978,227
Net realized gain (loss)	8,451,020	(60,522,458)
Net change in unrealized appreciation (depreciation)	(64,304,815)	150,332,728

Net increase (decrease) in net assets resulting from operations	(52,032,794)	97,788,497

Distributions to Shareholders
From net investment income	(13,886,672)[1]	(7,985,951)[2]
From return of capital	—	(21,720,074)[2]

Decrease in net assets resulting from distributions to shareholders	(13,886,672)	(29,706,025)

Net Assets
Total increase (decrease) in net assets	(65,919,466)	68,082,472
Beginning of period	487,063,970	418,981,498

End of period	$421,144,504	$487,063,970

Distributions in excess of net investment income, end of period	$(10,760,154)	$(694,483)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	91

Statements of Changes in Net Assets	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$3,333,953	$5,642,071
Net realized gain (loss)	4,784,336	(32,972,835)
Net change in unrealized appreciation (depreciation)	49,793,369	76,667,146

Net increase in net assets resulting from operations	57,911,658	49,336,382

Distributions to Shareholders
From net investment income	(21,919,512)[1]	(5,818,337)[2]
From net realized gain	—	(1,682,938)[2]
From return of capital	—	(43,167,741)[2]

Decrease in net assets resulting from distributions to shareholders	(21,919,512)	(50,669,016)

Net Assets
Total increase (decrease) in net assets	35,992,146	(1,332,634)
Beginning of period	665,159,447	666,492,081

End of period	$701,151,593	$665,159,447

Distributions in excess of net investment income, end of period	$(18,732,519)	$(146,960)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Enhanced Equity Dividend Trust (BDJ)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$16,637,233	$31,327,974
Net realized gain	130,982,081	2,723,838
Net change in unrealized appreciation (depreciation)	(45,202,869)	169,992,388

Net increase in net assets resulting from operations	102,416,445	204,044,200

Distributions to Shareholders
From net investment income	(52,811,004)[1]	(31,386,331)[2]
From return of capital	—	(74,517,121)[2]

Decrease in net assets resulting from distributions to shareholders	(52,811,004)	(105,903,452)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(12,272,105)	—

Net Assets
Total increase in net assets	37,333,336	98,140,748
Beginning of period	1,741,648,835	1,643,508,087

End of period	$1,778,982,171	$1,741,648,835

Distributions in excess of net investment income, end of period	$(37,015,850)	$(842,079)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	93

Statements of Changes in Net Assets	BlackRock Enhanced Global Dividend Trust (BOE)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$4,220,613	$10,693,453
Net realized gain	185,409,513	1,106,819
Net change in unrealized appreciation (depreciation)	(81,964,186)	736,223

Net increase in net assets resulting from operations	107,665,940	12,536,495

Distributions to Shareholders
From net investment income	(32,448,793)[1]	(6,886,585)[2]
From return of capital	—	(66,070,734)[2]

Decrease in net assets resulting from distributions to shareholders	(32,448,793)	(72,957,319)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(7,428,758)	—

Net Assets
Total increase in net assets	67,788,389	(60,420,824)
Beginning of period	929,897,164	990,317,988

End of period	$997,685,553	$929,897,164

Distributions in excess of net investment income, end of period	$(30,703,720)	$(2,475,540)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Enhanced International Dividend Trust (BGY)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$6,469,219	$10,009,256
Net realized gain (loss)	20,488,056	(27,155,470)
Net change in unrealized appreciation (depreciation)	53,553,486	1,033,807

Net increase (decrease) in net assets resulting from operations	80,510,761	(16,112,407)

Distributions to Shareholders
From net investment income	(25,020,224)[1]	(7,270,081)[2]
From return of capital	—	(50,144,321)[2]

Decrease in net assets resulting from distributions to shareholders	(25,020,224	(57,414,402)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(5,726,813)	—

Net Assets
Total increase (decrease) in net assets	49,763,724	(73,526,809)
Beginning of period	690,627,680	764,154,489

End of period	$740,391,404	$690,627,680

Distributions in excess of net investment income, end of period	$(20,826,348)	$(2,275,343)

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	95

Statements of Changes in Net Assets	BlackRock Health Sciences Trust (BME)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$198,704	$188,536
Net realized gain (loss)	(2,372,327)	22,476,669
Net change in unrealized appreciation (depreciation)	47,709,618	(38,933,668)

Net increase (decrease) in net assets resulting from operations	45,535,995	(16,268,463)

Distributions to Shareholders
From net investment income	(10,609,523)[1]	(246,021)[2]
From net realized gain	—	(24,902,380)[2]

Decrease in net assets resulting from distributions to shareholders	(10,609,523)	(25,148,401)

Capital Share Transactions
Net proceeds from the issuance of shares	11,362,463	12,480,900
Reinvestment of distributions	553,439	2,099,426

Net increase in net assets derived from capital share transactions	11,915,902	14,580,326

Net Assets
Total increase (decrease) in net assets	46,842,374	(26,836,538)
Beginning of period	270,693,422	297,529,960

End of period	$317,535,796	$270,693,422

Undistributed (distributions in excess of) net investment income, end of period	$(10,380,927)	$29,892

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

96	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Resources & Commodities Strategy Trust (BCX)[1]

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$7,423,544	$14,324,338
Net realized gain (loss)	20,836,596	(96,213,834)
Net change in unrealized appreciation (depreciation)	(63,109,916)	288,906,209

Net increase (decrease) in net assets resulting from operations	(34,849,776)	207,016,713

Distributions to Shareholders
From net investment income	(29,165,988)[2]	(14,753,944)[3]
From return of capital	—	(42,403,551)[3]

Decrease in net assets resulting from distributions to shareholders	(29,165,988)	(57,157,495)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(8,667,570)	—

Net Assets
Total increase (decrease) in net assets	(72,683,334)	149,859,218
Beginning of period	976,899,112	827,039,894

End of period	$904,215,778	$976,899,112

Distributions in excess of net investment income, end of period	$(22,470,673)	$(728,229)

[1]	Consolidated Statement of Changes in Net Assets.

[2]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	97

Statements of Changes in Net Assets	BlackRock Science and Technology Trust (BST)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income (loss)	$(202,891)	$87,693
Net realized gain (loss)	(2,666,295)	8,440,729
Net change in unrealized appreciation (depreciation)	103,809,902	27,446,824

Net increase in net assets resulting from operations	100,940,716	35,975,246

Distributions to Shareholders
From net investment income	(13,466,995)[1]	—
From return of capital	—	(27,009,110)[2]

Decrease in net assets resulting from distributions to shareholders	(13,466,995)	(27,009,110)

Capital Share Transactions
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,799,570)	—

Net Assets
Total increase in net assets	84,674,151	8,966,136
Beginning of period	452,442,981	443,476,845

End of period	$537,117,132	$452,442,981

Undistributed (distributions in excess of ) net investment income, end of period	$(13,668,224)	$1,662

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

98	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Changes in Net Assets	BlackRock Utility and Infrastructure Trust (BUI)

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31, 2016

Operations
Net investment income	$5,180,551	$9,499,403
Net realized gain	5,139,611	9,172,917
Net change in unrealized appreciation (depreciation)	23,736,310	4,426,142

Net increase in net assets resulting from operations	34,056,472	23,098,462

Distributions to Shareholders
From net investment income	(12,277,030)[1]	(8,366,572)[2]
From net realized gain	—	(8,911,166)[2]
From return of capital	—	(7,271,174)[2]

Decrease in net assets resulting from distributions to shareholders	(12,277,030)	(24,548,912)

Capital Share Transactions
Reinvestment of distributions	288,014	—

Net Assets
Total increase (decrease) in net assets	22,067,456	(1,450,450)
Beginning of period	328,296,762	329,747,212

End of period	$350,364,218	$328,296,762

Undistributed (distribution in excess of) net investment income, end of period	$(4,656,851)	$2,439,628

[1]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	99

Statements of Cash Flows

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Energy and Resources Trust (BGR)	BlackRock Enhanced Capital and Income Fund (CII)	BlackRock Enhanced Equity Dividend Trust (BDJ)	BlackRock Enhanced Global Dividend Trust (BOE)	BlackRock Enhanced International Dividend Trust (BGY)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(52,032,794)	$57,911,658	$102,416,445	$107,665,940	$80,510,761
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	60,538,241	127,632,299	483,323,528	1,227,708,532	605,148,197
Purchases of long-term investments	(51,496,796)	(122,265,426)	(417,158,007)	(1,156,648,423)	(569,592,690)
Net (purchases) sales of short-term securities	(2,277,843)	24,594,608	2,411,482	(19,182,394)	(8,204,479)
Premiums paid on closing options written	(5,790,723)	(42,472,880)	(89,920,641)	(56,541,401)	(42,693,150)
Premiums received from options written	13,020,410	30,363,049	71,632,483	41,390,277	28,953,760
Net realized gain (loss) on investments and option written	(8,447,425)	(4,267,298)	(130,832,755)	(188,076,338)	(20,155,944)
Net unrealized gain (loss) on investments, options written and foreign currency translations	64,267,678	(49,657,383)	45,210,131	81,996,388	(53,359,302)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — OTC derivatives	—	345,000	(840,000)	175,000	1,327,000
Collateral — options written	—	—	—	2,386,125	1,740,780
Futures contracts	—	499,000	—	—	—
Receivables:
Dividends — unaffiliated	110,915	14,283	(1,002,639)	(1,455,834)	(999,884)
Dividends — affiliated	(3,157)	1,391	(3,827)	(18,231)	(16,588)
Securities lending income — affiliated		174	(1,104)	(15,206)	—
Prepaid expenses	(17,110)	(19,366)	(79,026)	(37,342)	(40,080)
Other assets	11,109	15,744	40,347	(358,134)	(241,944)
Increase (Decrease) in Liabilities:
Collateral on securities loaned at value	—	(695,531)	—	—	—
Payables:
Investment advisory fees	(70,927)	10,621	(14,991)	21,275	23,324
Officer’s and Directors’ fees	22,556	9,729	31,407	23,714	10,493
Professional fees	(35,085)	(45,204)	(85,707)	(65,888)	(53,742)
Custodian fees	(18,278)	27,798	(44,858)	(40,085)	(36,630)
Deferred foreign capital gain tax	—	—	—	—	115,724
Other affiliates	482	21,280	—	—	—
Other accrued expenses	24,391	(42,861)	31,925	876	(25,162)
Variation margin on futures contracts	—	(45,938)	—	—	—

Net cash provided by (used for) operating activities	17,805,644	21,934,747	65,114,193	38,928,851	22,410,444

Cash Used for Financing Activities
Cash dividends paid to Shareholders	(13,898,468)	(21,925,241)	(52,857,475)	(32,488,792)	(25,043,503)
Payments on redemption of capital shares	—	—	(12,272,105)	(7,428,758)	(5,726,813)
Increase (decrease) in bank overdraft	—	(14,720)	—	(7,365)	64,632

Net cash (provided by) used for financing activities	(13,898,468)	(21,939,961)	(65,129,580)	(39,924,915)	(30,705,684)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$34,016	$7,359	$(2)	$(3,103)	$28,187

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency	3,941,192	2,145	(15,389)	(999,167)	(8,267,053)
Cash at beginning of period	21,216	1,783	18,527	1,089,372	8,296,585

Cash at end of period	$3,962,408	$3,928	$3,138	$90,205	$29,532

See Notes to Financial Statements.

100	SEMI-ANNUAL REPORT	JUNE 30, 2017

Statements of Cash Flows

Six Months Ended June 30, 2017 (Unaudited)	BlackRock Health Sciences Trust (BME)	BlackRock Resources & Commodities Strategy Trust (BCX)[1]	BlackRock Science and Technology Trust (BST)	BlackRock Utility and Infrastructure Trust (BUI)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$45,535,995	$(34,849,776)	$100,940,716	$34,056,472
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	34,363,378	424,519,350	142,859,368	59,977,332
Purchases of long-term investments	(37,892,498)	(402,889,585)	(113,640,338)	(47,376,260)
Net (purchases) sales of short-term securities	6,457,233	3,501,293	1,969,418	1,066,738
Premiums paid on closing options written	(14,562,951)	(26,958,396)	(39,955,691)	(14,847,815)
Premiums received from options written	10,175,749	34,136,786	21,990,712	8,289,271
Net realized gain (loss) on investments and option written	2,395,699	(21,130,014)	2,614,716	(5,171,586)
Net unrealized gain (loss) on investments, options written and foreign currency translations	(47,702,573)	63,134,759	(103,812,476)	(23,726,205)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — OTC derivatives	—	—	(1,180,000)	—
Collateral — options written	—	—	159,285	—
Receivables:
Dividends — unaffiliated	57,645	1,020,964	(306,797)	192,613
Dividends — affiliated	(1,892)	(7,469)	(308)	(1,798)
Securities lending income — affiliated	786	2,084	(20,936)	1,966
Prepaid expenses	(97,339)	(43,098)	(17,904)	(13,264)
Prepaid offering cost	23,807	—	—	—
Other assets	92,178	23,964	12,899	8,271
Increase (Decrease) in Liabilities:
Collateral on securities loan at value	(126,901)	(2,767,617)	931,991	(456,046)
Payables:
Investment advisory fees	27,387	(81,312)	52,643	17,516
Officer’s and Directors’ fees	(383)	(1,400)	(3,322)	(1,801)
Professional fees	(47,003)	(72,987)	(19,436)	(43,058)
Custodian fees	(15,070)	(28,682)	(25,759)	(18,679)
Other accrued expenses	7,935	29,770	(34,450)	15,325

Net cash provided by (used for) operating activities	(1,308,818)	37,538,634	12,514,331	11,968,992

Cash Used for Financing Activities

Proceeds from issuance of Common Shares	11,195,282	—	—	—
Cash dividends paid to Shareholders	(10,056,084)	(29,338,722)	(13,459,973)	(11,986,443)
Payments on redemption of capital shares	—	(8,667,570)	(2,799,570)	—
Increase (decrease) in bank overdraft	—	(48,722)	3,692,421	—

Net cash (provided by) used for financing activities	1,139,198	(38,055,014)	(12,567,122)	(11,986,443)

Cash Impact from Foreign Exchange Fluctuations

Cash impact from foreign exchange fluctuations	$336	$2,933	$2,191	$(21)

Cash and Foreign Currency

Net increase (decrease) in cash and foreign currency	(169,284)	(513,447)	(50,600)	(17,472)
Cash at beginning of period	208,857	586,383	95,834	25,639

Cash at end of period	$39,573	$72,936	$45,234	$8,167

Non-Cash Financing Activities

Capital shares issued in reinvestment of dividends paid to Shareholders	$553,439	—	—	$288,014

[1] Consolidated Statement of Cash Flows.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	101

Financial Highlights	BlackRock Energy and Resources Trust (BGR)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.33		$14.05	$21.15	$24.90		$30.12	$25.95	$28.33

Net investment income[1]	0.13	[2]	0.27	0.29	0.07		0.25	0.12	0.13
Net realized and unrealized gain (loss)	(1.87)		3.01	(5.89)	(2.41)		(1.21)	5.67	(0.74)

Net increase (decrease) from investment operations	(1.74)		3.28	(5.60)	(2.34)		(0.96)	5.79	(0.61)

Distributions:[3]
From net investment income	(0.47)[4]		(0.27)	(0.29)	(0.47)		(0.44)	—	(0.03)
From net realized gain	—		—	—	(0.94)		(3.82)	(1.62)	(1.44)
From return of capital	—		(0.73)	(1.21)	—		—	—	(0.30)

Total distributions	(0.47)		(1.00)	(1.50)	(1.41)		(4.26)	(1.62)	(1.77)

Net asset value, end of period	$14.12		$16.33	$14.05	$21.15		$24.90	$30.12	$25.95

Market price, end of period	$13.00		$14.44	$12.53	$19.95		$23.78	$26.82	$24.28

Total Return[5]
Based on net asset value	(10.55)%	[6]	25.07%	(27.47)%	(9.06)%	[6]	(2.36)%	23.68%	(1.76)%

Based on market price	(6.87)%	[6]	24.01%	(31.42)%	(10.18)%	[6]	4.73%	17.70%	(1.88)%

Ratios to Average Net Assets
Total expenses	1.31%	[7]	1.31%	1.29%	1.30%	[7]	1.26%	1.26%	1.28%

Total expenses after fees waived and/or reimbursed	1.21%	[7]	1.24%	1.26%	1.26%	[7]	1.26%	1.25%	1.22%

Net investment income	1.69%	[2,7]	1.80%	1.60%	1.82%	[7]	0.89%	0.42%	0.50%

Supplemental Data
Net assets, end of period (000)	$421,145		$487,064	$418,981	$629,603		$741,109	$896,635	$772,457

Portfolio turnover rate	13%		33%	56%	4%		85%	132%	86%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.08%, respectively, resulting from a special dividend from Lundin Petroleum AB in April 2017.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

102	SEMI-ANNUAL REPORT	JUNE 30, 2017

Financial Highlights	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$15.08		$15.11	$15.67	$15.47		$15.31	$14.11	$13.87

Net investment income[1]	0.08		0.13	0.11	0.04		0.55	0.31	0.33
Net realized and unrealized gain	1.23		0.99	0.53	0.36		0.91	2.09	1.29

Net increase from investment operations	1.31		1.12	0.64	0.40		1.46	2.40	1.62

Distributions:[2]
From net investment income	(0.50)[3]		(0.13)	(0.14)	(0.10)		(0.65)	(0.32)	(0.33)[4]
In excess of net investment income[5]	—		—	—	—		—	—	(0.20)[4]
From net realized gain	—		(0.04)	(1.06)	—		—	—	(0.13)
From return of capital	—		(0.98)	—	(0.10)		(0.65)	(0.88)	(0.72)

Total distributions	(0.50)		(1.15)	(1.20)	(0.20)		(1.30)	(1.20)	(1.38)

Net asset value, end of period	$15.89		$15.08	$15.11	$15.67		$15.47	$15.31	$14.11

Market price, end of period	$14.89		$13.71	$14.14	$13.97		$14.89	$13.52	$12.99

Total Return[6]
Based on net asset value	9.01%	[7]	8.66%	4.66%	2.69%	[7]	10.49%	18.97%	12.94%

Based on market price	12.36%	[7]	5.56%	9.86%	(4.88)%	[7]	20.43%	14.11%	16.39%

Ratios to Average Net Assets
Total expenses	0.94%	[8]	0.95%	0.94%	0.99%	[8]	0.93%	0.93%	0.94%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	0.94%	[8]	0.95%	0.94%	0.95%	[8]	0.93%	0.93%	0.94%

Net investment income	0.97%	[8]	0.89%	0.71%	1.42%	[8]	3.56%	2.15%	2.34%

Supplemental Data
Net assets, end of period (000)	$701,152		$665,159	$666,492	$691,380		$682,485	$675,472	$622,657

Portfolio turnover rate	19%		54%	133%	2%		80%	218%	205%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.53.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[7]	Aggregate total return.

[8]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	103

Financial Highlights	BlackRock Enhanced Equity Dividend Trust (BDJ)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.22		$8.70	$9.24	$9.19		$8.88	$8.30	$8.03

Net investment income[1]	0.09		0.17	0.17	0.04		0.16	0.18	0.18
Net realized and unrealized gain (loss)	0.46		0.91	(0.15)	0.10		0.76	0.96	0.77

Net increase from investment operations	0.55		1.08	0.02	0.14		0.92	1.14	0.95

Distributions:[2]
From net investment income	(0.28)[3]		(0.17)	(0.17)	(0.03)		(0.17)	(0.18)	(0.18)[4]
In excess of net investment income[5]	—		—	—	—		—	(0.20)	(0.22)[4]
From net realized gain	—		—	—	—		—	(0.18)	—
From return of capital	—		(0.39)	(0.39)	(0.06)		(0.44)	—	(0.28)

Total distributions	(0.28)		(0.56)	(0.56)	(0.09)		(0.61)	(0.56)	(0.68)

Net asset value, end of period	$9.49		$9.22	$8.70	$9.24		$9.19	$8.88	$8.30

Market price, end of period	$8.80		$8.15	$7.61	$8.12		$8.35	$7.72	$7.41

Total Return[6]
Based on net asset value	6.32%	[7]	13.90%	1.10%	1.69%	[7]	11.40%	15.11%	13.22%

Based on market price	11.53%	[7]	15.11%	0.63%	(1.65)%	[7]	16.42%	12.09%	11.34%

Ratios to Average Net Assets
Total expenses	0.86%	[8]	0.87%	0.86%	0.87%	[8]	0.87% [9]	0.87%	0.95%

Total expenses after fees waived and/or reimbursed	0.86%	[8]	0.85%	0.85%	0.84%	[8]	0.86% [9]	0.87%	0.95%

Net investment income	1.90%	[8]	1.91%	1.85%	2.30%	[8]	1.81%	2.13%	2.16%

Supplemental Data
Net assets, end of period (000)	$1,778,982		$1,741,649	$1,643,508	$1,747,070		$1,648,683	$1,594,223	$1,490,096

Portfolio turnover rate	24%		33%	26%	0%	[10]	63%	180%	185%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

The amount of distributions to shareholders from net investment income reported in October 31, 2012 has been reclassified to allocate the amount between distributions from net investment income and distributions in excess of net investment income; both of which were included in the prior year net investment income in the amount of $0.40.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Includes reorganization costs associated with the Trust’s merger. Without these costs, total expenses and total expenses after fees waived would have been 0.86% and 0.86%, respectively.

[10]	Amount is less than 0.5%

See Notes to Financial Statements.

104	SEMI-ANNUAL REPORT	JUNE 30, 2017

Financial Highlights	BlackRock Enhanced Global Dividend Trust (BOE)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$13.38		$14.25	$15.27	$15.54		$16.68	$14.99	$16.03

Net investment income[1]	0.06		0.15	0.11	0.00	[2]	0.14	0.12	0.20
Net realized and unrealized gain (loss)	1.51		0.03	0.03	(0.07)		0.07	2.82	0.72

Net increase (decrease) from investment operations	1.57		0.18	0.14	(0.07)		0.21	2.94	0.92

Distributions:[3]
From net investment income	(0.47)[4]		(0.10)	(0.17)	—		(0.17)	(0.17)	(0.22)
In excess of net investment income[5]	—		—	(0.10)	—		(0.28)	(0.91)	—
From net realized gain	—		—	—	—		—	—	—
From return of capital	—		(0.95)	(0.89)	(0.20)		(0.90)	(0.17)	(1.74)

Total distributions	(0.47)		(1.05)	(1.16)	(0.20)		(1.35)	(1.25)	(1.96)

Net asset value, end of period	$14.48		$13.38	$14.25	$15.27		$15.54	$16.68	$14.99

Market price, end of period	$13.25		$11.57	$12.76	$13.13		$14.00	$14.74	$13.24

Total Return[6]
Based on net asset value	12.24%	[7]	2.62%	1.81%	(0.27)%	[7]	2.10%	21.93%	7.36%

Based on market price	18.78%	[7]	(0.90)%	6.03%	(4.82)%	[7]	4.09%	21.99%	1.68%

Ratios to Average Net Assets
Total expenses	1.09%	[8]	1.10%	1.08% [9]	1.10%	[8]	1.08%	1.08%	1.10%

Total expenses after fees waived and/or reimbursed	1.03%	[8]	1.05%	1.05% [9]	1.07%	[8]	1.08%	1.08%	1.10%

Net investment income	0.87%	[8]	1.15%	0.73% [9]	0.00%	[8,10]	0.83%	0.77%	1.34%

Supplemental Data
Net assets, end of period (000)	$997,686		$929,897	$990,318	$1,060,687		$1,079,862	$1,159,072	$1,041,210

Portfolio turnover rate	122%		64%	72%	16%		150%	279%	298%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations..

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]	Taxable distribution.

[6]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

[10]	Amount is less than 0.005%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	105

Financial Highlights	BlackRock Enhanced International Dividend Trust (BGY)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$6.28		$6.95	$7.61	$7.89		$9.05	$8.28	$8.72

Net investment income (loss)[1]	0.06	[2]	0.09	0.08	(0.00)[3]		0.10	0.13	0.16
Net realized and unrealized gain (loss)	0.68		(0.24)	(0.15)	(0.17)		(0.53)	1.31	0.35

Net increase (decrease) from investment operations	0.74		(0.15)	(0.07)	(0.17)		(0.43)	1.44	0.51

Distributions:[4]
From net investment income	(0.23)[5]		(0.07)	(0.11)	—		(0.13)	(0.17)	(0.18)
In excess of net investment income[6]	—		—	—	—		(0.08)	—	—
From return of capital	—		(0.45)	(0.48)	(0.11)		(0.52)	(0.50)	(0.77)

Total distributions	(0.23)		(0.52)	(0.59)	(0.11)		(0.73)	(0.67)	(0.95)

Net asset value, end of period	$6.79		$6.28	$6.95	$7.61		$7.89	$9.05	$8.28

Market price, end of period	$6.28		$5.51	$6.24	$6.74		$7.26	$8.14	$7.41

Total Return[7]
Based on net asset value	12.28%	[8]	(1.12)%	(0.47)%	(2.10)%	[8]	(4.49)%	19.25%	7.65%

Based on market price	18.36%	[8]	(3.37)%	0.90%	(5.77)%	[8]	(2.29)%	19.86%	6.61%

Ratios to Average Net Assets
Total expenses[9]	1.12%	[10]	1.12%	1.09%	1.12%	[10]	1.10%	1.09%	1.11%

Total expenses after fees waived and/or reimbursed[9]	1.01%	[10]	1.02%	1.01%	1.03%	[10]	1.05%	1.07%	1.11%

Net investment income (loss)[9]	1.81%	[2,10]	1.41%	1.09%	(0.13)%	[10]	1.17%	1.49%	1.97%

Supplemental Data
Net assets, end of period (000)	$740,391		$690,628	$764,154	$836,552		$867,986	$995,736	$910,481

Portfolio turnover rate	84%		74%	67%	14%		195%	266%	226%

[1]	Based on average shares outstanding.

[2]

Net investment income per share and the ratio of net investment income to average net assets include less than $0.01 per share and 0.11%, respectively, resulting from a special dividend from UBS Group AG in May 2017.

[3]	Amount is greater than $(0.005) per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[6]	Taxable distribution.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[8]	Aggregate total return.

[9]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended June 30, 2017 (Unaudited)	Year Ended December 31		Period November 1, 2014 to December 31, 2014	Year Ended October 31,
		2016	2015		2014	2013	2012

Investments in underlying funds	0.02%	0.01%	0.01%	—	—	—	—

[10]	Annualized.

See Notes to Financial Statements.

106	SEMI-ANNUAL REPORT	JUNE 30, 2017

Financial Highlights	BlackRock Health Sciences Trust (BME)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$31.30		$36.19	$38.61	$40.22		$34.92	$28.34	$26.65

Net investment income (loss)[1]	0.02		0.02	(0.06)	(0.01)		(0.00)[2]	0.12	0.08
Net realized and unrealized gain (loss)	5.14		(1.91)	4.34	1.10		9.14	8.85	4.11

Net increase (decrease) from investment operations	5.16		(1.89)	4.28	1.09		9.14	8.97	4.19

Distributions:[3]
From net investment income	(1.20)[4]		(0.03)	(0.63)	(0.01)		(0.10)	(0.06)	(0.09)
From net realized gain	—		(2.97)	(6.07)	(2.69)		(3.74)	(2.33)	(2.41)

Total distributions	(1.20)		(3.00)	(6.70)	(2.70)		(3.84)	(2.39)	(2.50)

Net asset value, end of period	$35.26		$31.30	$36.19	$38.61		$40.22	$34.92	$28.34

Market price, end of period	$36.65		$31.75	$39.35	$42.70		$41.37	$33.56	$27.86

Total Return[5]
Based on net asset value	16.71%	[6]	(5.36)%	10.70%	2.38%	[6]	28.00%	33.37%	16.42%

Based on market price	19.59%	[6]	(11.71)%	8.87%	10.07%	[6]	36.99%	30.38%	18.17%

Ratios to Average Net Assets
Total expenses	1.12%	[7]	1.15% [8]	1.13%	1.16%	[7]	1.11%	1.12%	1.13%

Total expenses after fees waived and/or reimbursed and excluding amortization of offering costs	1.12%	[7]	1.14%	1.12%	1.11%	[7]	1.11%	1.12%	1.13%

Net investment income (loss)	0.13%	[7]	0.07%	(0.14)%	(0.10)%	[7]	(0.01)%	0.38%	0.29%

Supplemental Data
Net assets, end of period (000)	$317,536		$270,693	$297,530	$303,103		$313,933	$270,161	$218,377

Portfolio turnover rate	12%		59%	68%	6%		74%	155%	209%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[5]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	107

Consolidated Financial Highlights	BlackRock Resources & Commodities Strategy Trust (BCX)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,
			2016	2015			2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$9.86		$8.35	$11.67	$12.50		$13.54	$15.42	$16.83

Net investment income[1]	0.08		0.14	0.25	0.04		0.23	0.25	0.18
Net realized and unrealized gain (loss)	(0.42)		1.95	(2.76)	(0.72)		(0.27)	(0.97)	(0.19)

Net increase (decrease) from investment operations	(0.34)		2.09	(2.51)	(0.68)		(0.04)	(0.72)	(0.01)

Distributions:[2]
From net investment income	(0.30)[3]		(0.15)	(0.25)	(0.02)		(0.31)	(0.14)	(0.26)
From net realized gain	—		—	—	—		—	—	(0.01)
From return of capital	—		(0.43)	(0.56)	(0.13)		(0.69)	(1.02)	(1.13)

Total distributions	(0.30)		(0.58)	(0.81)	(0.15)		(1.00)	(1.16)	(1.40)

Net asset value, end of period	$9.22		$9.86	$8.35	$11.67		$12.50	$13.54	$15.42

Market price, end of period	$8.01		$8.27	$7.11	$9.71		$10.78	$11.68	$14.12

Total Return[4]
Based on net asset value	(3.19)%	[5]	27.41%	(21.31)%	(5.20)%	[5]	0.61%	(3.61)% [6]	0.90%

Based on market price	0.28%	[5]	25.50%	(19.47)%	(8.53)%	[5]	0.58%	(9.19)%	4.02%

Ratios to Average Net Assets
Total expenses	1.08%	[7]	1.08%	1.07%	1.15%	[7]	1.35% [8]	1.27%	1.25%

Total expenses after fees waived and/or reimbursed and/or paid indirectly	1.08%	[7]	1.08%	1.07%	1.04%	[7]	1.06% [8]	1.07%	1.05%

Net investment income	1.55%	[7]	1.61%	2.43%	2.01%	[7]	1.70%	1.76%	1.14%

Supplemental Data
Net assets, end of period (000)	$904,216		$976,899	$827,040	$1,156,499		$582,220	$630,617	$718,016

Portfolio turnover rate	43%		101%	74%	2%		62%	156%	100%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[3]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[5]	Aggregate total return.

[6]

Includes a payment from an affiliate to compensate for foregone securities lending revenue which impacted the Trust’s total return. Not including this payment the Trust’s total return would have been (3.68)%.

[7]	Annualized.

[8]	Includes reorganization cost associated with the Trust’s merger. Without these cost, total expenses and total expenses after fees waived would have been 1.26% and 1.06%, respectively.

See Notes to Financial Statements.

108	SEMI-ANNUAL REPORT	JUNE 30, 2017

Financial Highlights	BlackRock Science and Technology Trust (BST)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period October 30, 2014[1] to December 31, 2014
			2016	2015

Per Share Operating Performance
Net asset value, beginning of period	$20.10		$19.70	$19.43	$19.10	[2]

Net investment income (loss)[3]	(0.01)		0.00 [4]	0.03	(0.01)
Net realized and unrealized gain	4.52		1.60	1.44	0.48

Net increase (decrease) from investment operations	4.51		1.60	1.47	0.47

Distributions:[5]
From net investment income	(0.60)[6]		—	(0.03)	(0.00)[7]
From net realized gain	—		—	(0.01)	—
From return of capital	—		(1.20)	(1.16)	(0.10)

Total distributions	(0.60)		(1.20)	(1.20)	(0.10)

Capital changes with respect to issuance of Preferred Shares	—		—	—	(0.04)

Net asset value, end of period	$24.01		$20.10	$19.70	$19.43

Market price, end of period	$22.21		$17.94	$17.31	$17.59

Total Return[8]
Based on net asset value	22.88%	[9]	9.36%	8.61%	2.31%	[9]

Based on market price	27.34%	[9]	11.08%	5.36%	(11.55)%	[9]

Ratios to Average Net Assets
Total expenses	1.09%	[10]	1.10%	1.12%	1.19%	[10]

Total expenses after fees waived and paid indirectly	0.89%	[10]	0.90%	0.92%	0.97%	[10]

Net investment income (loss)	(0.08)%	[10]	0.02%	0.15%	(0.24)%	[10]

Supplemental Data
Net assets, end of period (000)	$537,117		$452,443	$443,477	$437,380

Portfolio turnover rate	23%		74%	91%	7%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]	Amount is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[6]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[7]	Amount is greater than ($0.005) per share.

[8]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[9]	Aggregate total return.

[10]	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	JUNE 30, 2017	109

Financial Highlights	BlackRock Utility and Infrastructure Trust (BUI)

	Six Months Ended June 30, 2017 (Unaudited)		Year Ended December 31,		Period November 1, 2014 to December 31, 2014		Year Ended October 31,		Period November 25, 2011[1] to October 31, 2012
			2016	2015			2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$19.42		$19.50	$22.47	$22.40		$20.78	$20.22	$19.10	[2]

Net investment income[3]	0.31	[4]	0.56	0.47	0.11		0.51	0.57	0.54
Net realized and unrealized gain (loss)	1.71		0.81	(1.99)	0.20		2.68	1.44	1.71

Net increase (decrease) from investment operations	2.02		1.37	(1.52)	0.31		3.19	2.01	2.25

Distributions:[5]
From net investment income	(0.73)[6]		(0.49)	(0.42)	(0.10)		(0.51)	(0.52)	(0.49)
From net realized gain	—		(0.53)	(0.54)	—		(0.37)	(0.42)	(0.41)
From return of capital	—		(0.43)	(0.49)	(0.14)		(0.69)	(0.51)	(0.19)

Total distributions	(0.73)		(1.45)	(1.45)	(0.24)		(1.57)	(1.45)	(1.09)

Capital changes with respect to issuance of Preferred Shares	—		—	—	—		—	—	(0.04)

Net asset value, end of period	$20.71		$19.42	$19.50	$22.47		$22.40	$20.78	$20.22

Market price, end of period	$20.55		$18.41	$16.78	$20.74		$20.02	$18.36	$19.03

Total Return[7]
Based on net asset value	10.51%	[8]	7.57%	(6.09)%	1.50%	[8]	16.94%	11.18%	12.05%	[8]

Based on market price	15.67%	[8]	18.50%	(12.45)%	4.82%	[8]	18.29%	4.37%	0.71%	[8]

Ratios to Average Net Assets
Total expenses	1.12%	[9]	1.13%	1.11%	1.17%	[9]	1.10%	1.11%	1.12%	[9]

Total expenses after fees waived and/or reimbursed	1.12%	[9]	1.13%	1.11%	1.11%	[9]	1.10%	1.10%	1.11%	[9]

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.12%	[9]	1.13%	1.11%	1.11%	[9]	1.10%	1.10%	1.10%	[9]

Net investment income	3.04%	[4,9]	2.83%	2.24%	2.83%	[9]	2.36%	2.83%	2.94%	[9]

Supplemental Data
Net assets, end of period (000)	$350,364		$328,297	$329,747	$379,830		$378,762	$351,325	$341,939

Portfolio turnover rate	14%		8%	20%	2%		41%	133%	90%

[1]	Commencement of investment operations. This information includes the initial investment by BlackRock HoldCo2, Inc.

[2]	Net asset value, beginning of period, reflects a deduction of $0.8975 per share sales charge from initial offering price of $20.00 per share.

[3]	Based on average shares outstanding.

[4]

Net investment income per share and the ratio of net investment income to average net assets include $0.01 per share and 0.12%, respectively, resulting from a special dividend from National Grid PLC in May 2017.

[5]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[6]	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

[7]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

[8]	Aggregate total return.

[9]	Annualized.

See Notes to Financial Statements.

110	SEMI-ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified*
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Non-diversified
BlackRock Utility and Infrastructure Trust	BUI	Delaware	Diversified*

*	The Trust’s classification changed from non-diversified to diversified during the reporting period.

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of BCX include the account of BlackRock Cayman Resources & Commodities Strategy Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of BCX and primarily invests in commodity-related instruments. The Subsidiary enables the BCX to hold these commodity-related instruments and other derivatives and satisfy regulated investment company tax requirements. BCX may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the six months ended June 30, 2017, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to BCX, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment

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to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ level distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, net options premium and net realized and unrealized gains on investments and/or return of capital.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Trusts have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than a Trust’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset BCX’s ordinary income and/or capital gains for that year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in the officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Trusts’ presentation in the Statements of Cash Flows.

SEC Reporting Modernization: The U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms and amended other rules to enhance the reporting and disclosure of information by registered investment companies. As part of these changes, the SEC amended Regulation S-X to standardize and enhance disclosures in investment company financial statements. The compliance date for implementing the new or amended rules is August 1, 2017.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’ maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Effective March 27, 2017, each Trust entered into a new custody arrangement with State Street Bank and Trust Co. Under current arrangements, the Trusts no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

Prior to March 27, 2017, the Trusts had an arrangement with their former custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Trusts could incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine

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the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’ assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Trust’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or

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disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)      recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)     recapitalizations and other transactions across the capital structure; and

(iii)    market multiples of comparable issuers.

Income approach

(i)      future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)     quoted prices for similar investments or assets in active markets; and

(iii)    other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)      audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)     changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)    relevant news and other public sources; and

(iv)    known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

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As of June 30, 2017, certain investments of BCX and BST were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Trusts’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Trust can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities lending agreements by counterparty which are subject to offset under an MSLA:

BCX
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Goldman Sachs & Co.	$617,580	$(617,580)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	416,734	(361,466)	$55,268
Morgan Stanley & Co. LLC	194,085	(168,345)	25,740

Total	$1,228,399	$(1,167,311)	$81,008

BST
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$313,600	$(313,600)	—
Goldman Sachs & Co.	719,365	(719,365)	—

Total	$1,032,965	$(1,032,965)	—

[1]    Cash collateral with a value of $1,167,311 and $1,060,821 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

[2]    The market value of the loaned securities is determined as of June 30, 2017. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

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The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as equity risk or commodity price risk. Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

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In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event each Trust’s net assets decline by a stated percentage or the Trusts fail to meet the terms of their ISDA Master Agreements. The result would cause the Trusts to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX and BST, pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:
BGR	1.20%
BDJ	0.80%
BOE	1.00%
BME	1.00%

Average daily value of each Trust’s net assets:
CII	0.85%
BGY	1.00%
BUI	1.00%

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in its Subsidiary) and the average daily value of the net assets of its Subsidiary, which fee is allocated pro rata between the Trust and its Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in its Subsidiary).

SEMI-ANNUAL REPORT	JUNE 30, 2017	117

Notes to Financial Statements (continued)

For such services, BST pays the Manager a monthly fee at an annual rate equal to 1.00% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Trust to the Manager.

Distribution Fees: BME has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended June 30, 2017 amounted to $22,614.

Expense Limitations, Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.20%	December 31, 2018
	0.15%	December 31, 2019
	0.10%	December 31, 2020
	0.05%	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of its average weekly net assets as follows:

BGR	0.10%
BOE	0.05%

With respect to BGY, the Manager has voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.10% of BGY’s average daily net assets.

These voluntary waivers may be reduced or discontinued at any time without notice.

For the six months ended June 30, 2017, the investment advisory fees waived which are included in fees waived by the Manager in the Statements of Operations were as follows:

BGR	$225,624
BOE	$242,146
BGY	$357,471
BST	$504,850

The Manager provides investment management and other services to BCX’s Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BCX pays the Manager based on the Trust’s net assets which includes the assets of the Subsidiary.

With respect to each Trust, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2017, the amounts waived were as follows:

BGR	$2,069
CII	$7,184
BDJ	$2,683
BOE	$10,666
BGY	$10,525
BME	$2,842
BCX	$4,507
BST	$553
BUI	$1,422

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2018. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived by the Manager in the Statements of Operations. For the six months ended June 30, 2017, BOE waived $9,522 in investment advisory fees pursuant to these arrangements.

118	SEMI-ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Trusts. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% on the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Trust retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Closed-End Complex in a calendar year exceeds the breakpoint dollar threshold applicable in the given year as set forth in the securities lending agreement, each Trust, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2017, each Trust paid BIM the following amounts for securities lending agent services:

BGR	$5,781
CII	$287
BDJ	$376
BOE	$8,140
BGY	$125
BME	$325
BCX	$23,737
BST	$9,067
BUI	$969

Officers and Trustees: Certain officers and/or Trustees of the Trusts are officers and/or trustees of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: During the six months ended June 30, 2017, BOE and BGY received reimbursements of $393,604 and $259,510, respectively, from an affiliate, which is shown as payments by affiliates in the Statements of Operations, related to the reimbursement of transaction costs.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2017, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchase	Sales	Net Realized Gain (Loss)
CII	$343,935	—	—
BOE	$4,785,895	—	—
BGY	$4,300,195	$2,931,108	$(257,002)
BUI	$5,775,415	—	—

7. Purchases and Sales:

For the six months ended June 30, 2017, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
BGR	$60,002,422	$64,744,638
CII	$122,973,761	$127,126,829
BDJ	$420,223,478	$486,966,865
BOE	$1,156,615,652	$1,225,071,619
BGY	$553,595,490	$603,032,804
BME	$37,776,826	$33,575,048
BCX	$416,049,323	$434,206,351
BST	$118,299,376	$150,459,436
BUI	$47,376,260	$59,977,383

SEMI-ANNUAL REPORT	JUNE 30, 2017	119

Notes to Financial Statements (continued)

8. Income Tax Information:

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’ U.S. federal tax returns generally remains open for each of the two years ended December 31, 2016, the period ended December 31, 2014 and each of the two years ended October 31, 2014 with the exception of BST. The statutes of limitations on BST’s U.S. federal tax returns remains open for each of the two years ended December 31, 2016 and the period ended December 31, 2014. The statutes of limitations on each Trust’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BGR	CII	BDJ	BOE	BGY	BCX	BST
No expiration date[1]	$155,077,777	$31,423,316	$20,340,326	$807,221	$47,497,065	$465,131,677	$13,469,302
2017	—	2,532,028	8,526,748	—	55,605,462	1,795,201	—

Total	$155,077,777	$33,955,344	$28,867,074	$807,221	$103,102,527	$466,926,878	$13,469,302

[1]	Must be utilized prior to losses subject to expiration.

As of June 30, 2017, gross unrealized appreciation and depreciation based on cost for U.S. federal income tax purposes were as follows:

	BGR	CII	BDJ	BOE	BGY
Tax cost	$459,459,523	$600,043,281	$1,384,384,344	$984,516,293	$666,940,835

Gross unrealized appreciation	$23,071,374	$124,913,339	$454,274,882	$33,011,551	$84,233,391
Gross unrealized depreciation	(58,320,940)	(14,655,037)	(43,961,528)	(16,575,783)	(9,055,545)

Net unrealized appreciation (depreciation)	$(35,249,566)	$110,258,302	$410,313,354	$16,435,768	$75,177,846

	BME	BCX	BST	BUI
Tax cost	$213,885,592	$867,653,032	$342,983,890	$263,441,031

Gross unrealized appreciation	$110,165,325	$124,870,610	$201,280,214	$97,941,322
Gross unrealized depreciation	(3,384,132)	(77,563,714)	(3,198,979)	(9,388,002)

Net unrealized appreciation (depreciation)	$106,781,193	$47,306,896	$198,081,235	$88,553,320

9. Principal Risks:

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

120	SEMI-ANNUAL REPORT	JUNE 30, 2017

Notes to Financial Statements (continued)

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent the Trusts deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Energy	BGR, BCX
Financials	BDJ, BGY
Health Care	BME
Information Technology	CII, BST
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

BOE and BGY invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Trusts concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

BGY and BCX invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

10. Capital Share Transactions:

Each Trust is authorized to issue an unlimited numbers of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

SEMI-ANNUAL REPORT	JUNE 30, 2017	121

Notes to Financial Statements (concluded)

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
BME	332,162	363,708

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended June 30, 2017	Year Ended December 31, 2016
BME	24,427	63,264
BUI	13,848	—

For the six months ended June 30, 2017, for BGR and CII and for the year ended December 31, 2016, for BGR, CII, BDJ, BOE, BGY, BCX, BST and BUI, shares issued and outstanding remained constant.

On June 9, 2016, BME filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 2,500,000 Common Shares through a Shelf Offering. Under the Shelf Offering, BME, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above BME’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). As of period end, 1,804,130 Common Shares remain available for issuance under the Shelf Offering. From August 12, 2015 to June 9, 2016, BME was authorized to issue 453,000 Common Shares under a previous Shelf Offering. See Additional Information — Shelf Offering Program for additional information about the Shelf Offering.

On October 26, 2016, the Board approved the Trusts’ participation in an open market share repurchase program (the “Share Repurchase Program”). Each Trust is eligible to purchase, at prevailing market prices, up to 5% of its common shares outstanding as of the close of business on October 28, 2016, subject to certain conditions. Repurchases may be made through November 30, 2017. There is no assurance that a Trust will purchase shares in any particular amounts. The shares repurchased during the six months ended June 30, 2017 are as follows:

	Shares Repurchased	Amount[1]
BDJ	1,435,917	$12,272,105
BOE	571,366	$7,428,758
BGY	940,260	$5,726,813
BCX	1,021,542	$8,667,570
BST	136,367	$2,799,570

[1]	Includes transaction costs.

The total amount of such repurchases is reflected in the Statements of Changes in Net Assets.

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid[1]	Declared[2]
BGR	$0.0776	$0.0776
CII	$0.0828	$0.0828
BDJ	$0.0467	$0.0467
BOE	$0.0780	$0.0780
BME	$0.2000	$0.2000
BGY	$0.0380	$0.0380
BCX	$0.0516	$0.0516
BST	$0.1100	$0.1100
BUI	$0.1210	$0.1210
[1] Net investment income dividend paid on July 31, 2017 to shareholders of record on July 14, 2017.
[2] Net investment income dividend declared on August 1, 2017, payable to shareholders of record on August 15, 2017.

122	SEMI-ANNUAL REPORT	JUNE 30, 2017

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Global Opportunities Equity Trust (“BOE”), BlackRock Health Sciences Trust (“BME”), BlackRock International Growth and Income Trust (“BGY”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Utility and Infrastructure Trust (“BUI”) and BlackRock Science and Technology Trust (“BST” and together with BGR, CII, BDJ, BOE, BME, BGY, BCX and BUI, each a “Trust,” and, collectively, the “Trusts”) met in person on April 27, 2017 (the “April Meeting”) and June 7-8, 2017 (the “June Meeting”) to consider the approval of each Trust’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. The Board of each of BGR and BCX also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Manager, BlackRock International Limited (the “Sub-Advisor”), and the Trust.

The Manager and the Sub-Advisor are referred to herein as “BlackRock”. The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of its Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the Advisory Agreement for its Trust, and with respect to BGR and BCX, the Sub-Advisory Agreement, on an annual basis.

Each Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement(s) for its Trust and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, each Board assessed, among other things, the nature, extent and quality of the services provided to its Trust by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

Each Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement(s) for its Trust, including the services and support provided by BlackRock to the Trust and its shareholders. BlackRock also furnished additional information to each Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters each Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Trust for services; (c) Trust operating expenses and how BlackRock allocates expenses to the Trust; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Trust’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Trust; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, each Board requested and received materials specifically relating to the Agreement(s) for its Trust. Each Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations.

The materials provided to the Board of each Trust in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Trust fees and expenses as compared with a peer group of funds as determined by Broadridge

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

(“Expense Peers”) and the investment performance of the Trust as compared with a peer group of funds as determined by Broadridge,1 as well as the performance of the Trust as compared with its custom benchmark; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Trust’s Agreement(s) and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by the Trust to BlackRock.

At the April Meeting, each Board reviewed materials relating to its consideration of the Agreement(s) for its Trust. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, each Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) fund repositionings and portfolio management changes, including additional information about the portfolio managers, research teams, organization and methods and historical track records of the teams, and the potential impact of such changes on fund performance and the costs of such changes; (b) scientific active equity management; (c) BlackRock’s option overwrite policy; (d) differences in services between closed-end funds and mutual funds; (d) market discount; and (e) adviser profitability.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Trust for a one year term ending June 30, 2018. The Board of each of BGR and BCX, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Trust, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement(s) for its Trust, each Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Trust; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Trust; (d) the Trust’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Trust; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Trust portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. Each Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of its Trust. Throughout the year, each Board compared its Trust’s performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. Each Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Trust’s portfolio management team discussing the Trust’s performance and the Trust’s investment objective(s), strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and its Trust’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, each Board considered the quality of the administrative and other non-investment advisory services provided to its Trust. BlackRock and its affiliates provide each Trust with certain administrative, shareholder, and other services (in addition to any such services provided to the Trust by third parties) and officers and other personnel as are necessary for the operations of the Trust. In particular, BlackRock and its affiliates provide each Trust with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, and, with respect to BME, registration statements in connection with BME’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Trust; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Trust, such as tax reporting, fulfilling regulatory filing requirements and call center services. Each Board reviewed the structure and duties of BlackRock’s fund administration, share-

[1]	Trusts are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

holder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Trust. In preparation for the April Meeting, the Board of each Trust was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Trust’s performance. Each Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board of each Trust received and reviewed information regarding the investment performance, based on net asset value (NAV), of the Trust as compared to other funds in its applicable Broadridge category and the performance of the Trust as compared with its custom benchmark. Each Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. Each Board was provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Trust management to discuss, the performance of its Trust throughout the year.

In evaluating performance, each Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, each Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of BGR noted that for each of the one-, three- and five-year periods reported, the Trust underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGR. The Board and BlackRock reviewed BGR’s underperformance during these periods. The Board was informed that, among other things, BGR’s underweight position in the refining and marketing sub-sector and the portfolio management team’s decision to increase BGR’s oil price sensitivity detracted from performance over the three- and five-year periods.

In further discussions with the Board of BGR, BlackRock noted that BGR had a voluntary advisory fee waiver in place. After discussions between the Board, including Independent Board Members, and BlackRock, the Board of BGR and BlackRock agreed to increase the voluntary advisory fee waiver. The waiver increase was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

The Board of CII noted that for each of the one-, three- and five-year periods reported, CII underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for CII. The Board and BlackRock reviewed CII’s underperformance during these periods. The Board was informed that, among other things, poor stock selection in the consumer discretionary sector, an overweight position in banks and an underweight position in stability/bond proxies were the primary detractors from performance over the one-year period.

In further discussions with the Board of CII, BlackRock noted that as of April 30, 2017, CII’s performance has shown improvement for the one-year period relative to CII’s customized benchmark. It was also noted that the Board and BlackRock concurred in making changes within the portfolio management team. These portfolio management changes were implemented on March 29, 2017.

The Board of BDJ noted that for each of the one-, three- and five-year periods reported, BDJ underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Trust. The Board and BlackRock reviewed BDJ’s underperformance during these periods. The Board of BDJ was informed that, among other things, poor stock selection in the industrials and consumer staples sectors was the primary detractor from relative performance over the one-year period. The largest detractor from relative performance over the five-year period stemmed from poor stock selection and underweight positions in the IT sector.

In further discussions with the Board of BDJ, BlackRock noted that as of April 30, 2017, BDJ’s performance has shown improvement for the one- and three-year periods relative to BDJ’s customized benchmark.

The Board of BOE noted that for each of the one-, three- and five-year periods reported, the Trust underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BOE. The Board and BlackRock reviewed BOE’s underperformance during these periods. The Board of BOE was informed that, among other things, BOE’s underperformance was primarily driven by factor biases over the one-, three- and five-year periods, particularly being overweight volatility and underweight profitability and yield.

In further discussions with the Board of BOE, BlackRock noted that effective June 12, 2017, BOE had undergone certain changes to its investment process and portfolio management team, and in connection with such changes, BOE changed its name from Global Opportunities Equity Trust to Enhanced Global Dividend Trust. It was noted that BlackRock believes these changes will benefit investors and that BlackRock has agreed to pay half of the transition costs associated with BOE’s repositioning. Additionally, it was noted that the Trust had a voluntary advisory fee waiver in place. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver. This waiver increase was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of BME noted that for the one-, three- and five-year periods reported, BME underperformed, exceeded and exceeded its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BME. The Board and BlackRock reviewed BME’s underperformance during the one-year period. The Board of BME was informed that, among other things, the primary detractor from performance was an underweight position in the pharmaceutical sub-sector.

The Board of BGY noted that for each of the one-, three- and five-year periods reported, the Trust underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for the Trust. The Board and BlackRock reviewed BGY’s underperformance during these periods. The Board was informed that, among other things, BGY’s underperformance was primarily driven by factor biases over the one-, three- and five-year periods, particularly being overweight volatility and underweight profitability and yield.

In further discussions with the Board of BGY, BlackRock noted that effective June 12, 2017, BGY had undergone certain changes to its investment process and portfolio management team, and in connection with such changes, BGY changed its name from International Growth and Income Trust to Enhanced International Dividend Trust. It was noted that BlackRock believes that these changes will benefit investors and that BlackRock has agreed to pay half of the transition costs associated with BGY’s repositioning. Additionally, it was noted that BGY has a voluntary advisory fee waiver in place. This waiver may be discontinued at any time without notice.

The Board of BCX noted that for the one-year, three-year and since-inception periods reported, BCX underperformed, exceeded and underperformed, respectively, its customized benchmark. The since-inception period is as of the customized benchmark creation date. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BCX. The Board of BCX and BlackRock reviewed BCX’s underperformance during the one-year and since-inception periods.

The Board of BST noted that for the one-year and since-inception periods reported, BST underperformed and exceeded, respectively, its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BST. The Board of BST and BlackRock reviewed BST’s underperformance during the one-year period. The Board was informed that, among other things, BST’s overweight exposures to growth and volatility and underweight exposures to yield and profitability were the primary detractors from performance.

The Board of BUI noted that for each of the one-, three- and five-year periods reported, BUI underperformed its customized benchmark. BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BUI. The Board and BlackRock reviewed BUI’s underperformance during these periods. The Board of BUI was informed that, among other things, the primary detractor from relative performance over the one-year period was stock selection in the oil, gas & consumable fuels industry. Stock selection in the construction & engineering industry also detracted from relative performance over the one-year period.

In further discussions with the Board of BUI, BlackRock noted that as of March 31, 2017, BUI’s performance has shown improvement for the five-year period relative to BUI’s customized benchmark. It was also noted that the Board and BlackRock concurred in making changes within the portfolio management team. These portfolio management changes were implemented on March 15, 2017. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Trusts: Each Board, including the Independent Board Members, reviewed its Trust’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Trust’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. Each Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

Each Board received and reviewed statements relating to BlackRock’s financial condition. Each Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to its Trust. Each Board reviewed BlackRock’s profitability with respect to its Trust and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. Each Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. Each Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. Each Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

Each Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Each Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. Each Board considered the differences

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to its Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of its Trust and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs of managing its Trust, to the Trust. Each Board may receive and review information from independent third parties as part of its annual evaluation. Each Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Trust’s Agreement(s) and to continue to provide the high quality of services that is expected by the Board. Each Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing its Trust in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board of BGR noted that BGR’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BGR. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver. This waiver increase was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

The Board of each of CII, BDJ and BCX noted that its Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to its Expense Peers.

The Board of BOE noted that BOE’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BOE. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to increase the voluntary advisory fee waiver. The waiver increase was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

The Board of BME noted that BME’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio ranked second out of four funds, and in the first quartile, respectively, relative to the Expense Peers.

The Board of BGY noted that BGY’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. The Board also noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by BGY. This waiver was implemented on July 1, 2015. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the voluntary advisory fee waiver. This waiver may be discontinued at any time without notice.

The Board of BST noted that BST’s contractual management fee rate ranked first out of three funds, and that the actual management fee rate and total expense ratio ranked first out of four funds and in the first quartile, respectively, relative to the Expense Peers. The Board also noted that BlackRock has contractually agreed to waive a portion of the advisory fee payable by BST through December 31, 2021.

The Board of BUI noted that BUI’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. This waiver was implemented on July 1, 2017. This waiver may be discontinued at any time without notice.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Trust increase. Each Board also considered the extent to which its Trust benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Trust to more fully participate in these economies of scale. Each Board considered its Trust’s asset levels and whether the current fee was appropriate.

Based on each Board’s review and consideration of the issue, each Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board of BME noted that although BME may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of BME’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with its Trust, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Trust, including for administrative,

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

securities lending and cash management services. Each Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. Each Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement(s) for its Trust, each Board also received information regarding BlackRock’s brokerage and soft dollar practices. Each Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Each Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Each Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust for a one-year term ending June 30, 2018. The Board of each of BGR and BCX, including the Independent Board Members, also unanimously approved the continuation of the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to its Trust, for a one-year term ending June 30, 2018.

Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Agreement(s) were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Agreement(s), each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Trust reflect the results of several years of review by the Trust’s Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

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Disclosure of Sub-Advisory Agreement

The Board of Directors or Trustees, as applicable (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”), of BOE, BGY and BUI met in person on March 1, 2017 (the “March Meeting”) to consider the initial approval of the proposed sub-advisory agreement (the “Sub-Advisory Agreement”) among BlackRock Advisors, LLC (the “Manager”), each Trust’s investment adviser, BlackRock International Limited (the “Sub-Advisor”), and the Trust.

On the date of the March Meeting, the Board of each Trust consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, each Board is required to consider the initial approval of its Trust’s Sub-Advisory Agreement.

The Board previously met in person on April 28, 2016 (the “April 2016 Meeting”) and on June 9 and 10, 2016 (the “June 2016 Meeting”) to consider the approval of each Trust’s investment advisory agreement with the Manager (the “Advisory Agreement”). At the June 2016 Meeting, the Board, including the independent board members, unanimously approved the continuation of the Advisory Agreement for a one-year term ending June 30, 2017. A discussion of the basis for the Board’s approval of the Advisory Agreement at the June 2016 Meeting is included in the semi-annual shareholder report of each Trust for the period ended June 30, 2016.

At the March Meeting, the Board of each Trust reviewed materials relating to its consideration of the Sub-Advisory Agreement. The factors considered by the Board at the March Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the April 2016 Meeting and the June 2016 Meeting with respect to approval of the Advisory Agreement. The Board of each Trust also considered additional factors, including that its Trust will continue to be charged the same investment advisory fee as stated in its investment management agreement with the Manager and that there will be no additional fees charged to its Trust related to the proposed Sub-Advisory Agreement, that the proposed Sub-Advisory Agreement with the Sub-Advisor is substantially similar to comparable subadvisory agreements for other BlackRock closed-end funds, that the principal differences between the proposed Sub-Advisory Agreement and the Advisory Agreement are revisions designed to reflect the sub-advisory nature of the relationship, and that the proposed Sub-Advisor’s personnel who would be providing investment advice to its Trust are subject to the same compliance and reporting infrastructure as the personnel of the Manager providing investment advice to the Trust.

Following discussion, the Board of each Trust, including a majority of the Independent Board Members, approved the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Trust for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including a majority of the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Trust and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Officers and Trustees

Richard E. Cavanagh, Chair of the Board and Trustee

Karen P. Robards, Vice Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Jerrold B. Harris, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Barbara G. Novick, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report, the portfolio managers of:

•	BGR are Kyle McClements, Christopher Accettella and Alastair Bishop.

•	CII are Todd Burnside, Kyle McClements and Christopher Accettella.

•	BOE and BGY are Stuart Reeve, Andrew Wheatley-Hubbard, Kyle McClements and Christopher Accettella.

•	BME are Erin Xie, Kyle McClements and Christopher Accettella.

•	BST are Tony Kim, Kyle McClements and Christopher Accettella.

•	BUI are Alastair Bishop, Kyle McClements and Christopher Accettella.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers BlackRock International Ltd.[1] Edinburgh, EH3 8BL United Kingdom	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02111	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021

Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC[2] New York, NY 10022	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For BGR, BOE, BGY, BCX and BUI.

[2]	For BME.

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Additional Information

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares, except for BME, are not continuously offered, which means that the Statements of Additional Information of each Trust have not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

BME’s Statement of Additional Informational includes additional information about its Board and is available, without charge, upon request, by calling 1-800-882-0052.

Except as described below, during the period there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Other than as described on page 130, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

On March 22, 2017, BOE’s and BGY’s Board approved changes to certain non-fundamental investment policies of each Trust.

Historically, under normal market conditions, BOE has been required to invest (i) at least 80% of its total assets in equity securities or indices or sectors of equity securities and (ii) at least 30% of its total assets at the time of investment in the equity securities of non-U.S. issuers. Under the new investment policy, under normal circumstances, the Trust is required to invest (i) at least 80% of its net assets in dividend-paying equity securities and (ii) at least 40% of its assets outside of the United States, unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the United States.

BOE has also historically intended to write covered put and call options with respect to approximately 45% to 65% of its total assets, with the expectation that such percentage would vary from time to time with market conditions. Under the new investment policy, the Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions.

Finally, BOE has historically been permitted to invest in companies of any size market capitalization. While the new investment policy continues to permit this, the Trust intends to invest primarily in the securities of large capitalization companies.

In connection with these changes in certain non-fundamental policies, BOE’s Board approved a change to the Trust’s name from “BlackRock Global Opportunities Equity Trust” to “BlackRock Enhanced Global Dividend Trust” to reflect BOE’s new portfolio characteristics.

Historically, under normal market conditions, BGY has been required to invest at least 80% of its total assets in equity securities issued by non-U.S. companies. Under the new investment policy, under normal circumstances, the Trust will be required to invest at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies.

BGY has also historically intended to write covered put and call options with respect to approximately 45% to 55% of its total assets, with the expectation that such percentage would vary from time to time with market conditions. Under the new investment policy, the Trust intends to write covered put and call options with respect to approximately 30% to 45% of its total assets, although this percentage may vary from time to time with market conditions.

Finally, BGY has historically been permitted to invest in companies of any size market capitalization. While the new investment policy continues to permit this, it specifies that the Trust intends to invest primarily in the securities of large capitalization companies.

An affiliate has reimbursed BOE and BGY for certain transaction costs associated with repositioning of the fund investments described above.

In connection with these changes in certain non-fundamental policies, BGY’s Board approved a change to the Trust’s name from “BlackRock International Growth & Income Trust” to “BlackRock Enhanced International Dividend Trust” to reflect the Trust’s new portfolio characteristics.

The approved changes to BGY and BOE will not alter either Trust’s investment objective. Each Trust continues to trade on the NYSE under its current ticker symbol.

On October 28, 2016, CII announced that it had divided its Board into three classes, with one class standing for election each year, and had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

On October 28, 2016, BGR, BDJ, BOE, BGY, BME, BCX, BST and BUI announced that they had adopted a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Trusts from time to time may purchase its common shares in the open market or in private transactions.

SEMI-ANNUAL REPORT	JUNE 30, 2017	131

Additional Information (continued)

General Information (concluded)

Quarterly performance, semi-annual and annual reports and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, each Trust may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, a Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow a Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

BME has filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of BME are not offers to sell BME Common Shares or solicitations of an offer to buy BME Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of BME contains important information about the Fund, including its investment objective, risks, charges and expenses. Investors are urged to read the prospectus of BME carefully and in its entirety before investing. Copies of the final prospectus for BME can be obtained from BlackRock at http://www.blackrock.com.

132	SEMI-ANNUAL REPORT	JUNE 30, 2017

Additional Information (concluded)

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Trust’s taxable income and net capital gains, but not in excess of a Trust’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

SEMI-ANNUAL REPORT	JUNE 30, 2017	133

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-6/17-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report.

The registrant is managed by a team of investment professionals comprised of Kyle G. McClements, CFA, Managing Director at BlackRock, Christopher Accettella, Director at BlackRock, Stuart Reeve, Managing Director at BlackRock and Andrew Wheatley-Hubbard, Director at BlackRock. Messrs. McClements, Accettella, Reeve and Wheatley-Hubbard are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. McClements has been a member of the Fund’s portfolio management team since 2005. Mr. Accettella has been a member of the Fund’s portfolio management team since 2012. Messrs. Reeve and Wheatley-Hubbard have been members of the Fund’s portfolio management team since June 12, 2017.

Information below is with respect to Messrs. Reeve and Wheatley-Hubbard, who became portfolio managers to the Fund on June 12, 2017.

Portfolio Manager	Biography
Stuart Reeve	Managing Director of BlackRock since 2012; Director of BlackRock from 2006 to 2011.
Andrew Wheatley-Hubbard	Director of BlackRock since 2016; Vice President of BlackRock from 2012 to 2015; Associate of BlackRock from 2010 to 2011; Analyst of BlackRock from 2007 to 2009.

(a)(2) As of June 30, 2017:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stuart Reeve	6	177		0	0	0
	$5.41 Billion	$4.23 Billion	$1.24 Billion	$0	$0	$0

Andrew Wheatley-Hubbard	5	17	7	0	0	0
	$5.41 Billion	$4.23 Billion	$1.24 Billion	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Reeve and Wheatley-Hubbard may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Reeve and Wheatley-Hubbard may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of June 30, 2017:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of June 30, 2017.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Reeve and Wheatley-Hubbard

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Stuart Reeve

MSCI World Net TR Index 100% USD Hedged; FTSE World ex UK; MSCI All Country World Index (Net Total Return); MSCI World Gross TR Index in HKD; MSCI World NET TR in GBP Index; MSCI All Country World ex US - Net Return; MSCI World Net TR Index in JPY; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI EAFE Index (Net Total Return);

MSCI All Country World Net TR Index 100% USD Hedged Index in JPY; Morningstar Foreign Large Blend; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI AC World Index (NDR); Morningstar World Stock; LIPPER Global Equity Income Funds; Morningstar Global Equity Income; MS Investment Association Global Classification Equity Income;

Morningstar Global Large-Cap Blend Equity; MSCI EAFE Index (Net Total Return)

Andrew Wheatley-Hubbard

MSCI World Net TR Index 100% USD Hedged; FTSE World ex UK; MSCI All Country World Index (Net Total Return); MSCI World Gross TR Index in HKD; MSCI World NET TR in GBP Index; MSCI All Country World ex US - Net Return; MSCI World Net TR Index in JPY; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI EAFE Index (Net Total Return);

MSCI All Country World Net TR Index 100% USD Hedged Index in JPY;

Morningstar Foreign Large Blend; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI AC World Index (NDR); Morningstar World Stock

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Reeve and Wheatley-Hubbard are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of June 30, 2017.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Stuart Reeve	$10,001- $50,000
Andrew Wheatley-Hubbard	$10,001- $50,000

(b) Effective June 12, 2017, Thomas Callan, Erin Xie, Ian Jamieson and Simon McGeough were removed as portfolio managers to the Fund and Stuart Reeve and Andrew Wheatley-Hubbard were added as portfolio managers.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 - 31, 2017	N/A	N/A	N/A	5,499,463
February 1 - 28, 2017	N/A	N/A	N/A	5,499,463
March 1 - 31, 2017	63,259	$5.7831	63,259	5,436,204
April 1 - 30, 2017	441,933	$5.9414	441,933	4,994,271
May 1 - 31, 2017	435,068	$6.2654	435,068	4,559,203
June 1 - 30, 2017	N/A	N/A	N/A	4,559,203
Total:	940,260	$6.0807	940,260	4,559,203

1 The Fund announced an open market share repurchase program on October 28, 2016 pursuant to which the Fund may repurchase, through November 30, 2017, up to 5% of its outstanding common shares based on common shares outstanding on October 28, 2016 (5,449,463 common shares), in open market transactions, subject to certain conditions

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Enhanced International Dividend Trust (Formerly BlackRock International Growth and Income Trust)

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced International Dividend Trust (Formerly BlackRock International Growth and Income Trust)

Date:	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Enhanced International Dividend Trust (Formerly BlackRock International Growth and Income Trust)

Date:	September 5, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Enhanced International Dividend Trust (Formerly BlackRock International Growth and Income Trust)

Date:	September 5, 2017